As filed with the Securities and Exchange Commission on March 10, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07685

Frontegra Funds, Inc.
(Exact name of registrant as specified in charter)

400 Skokie Blvd.
Suite 500
Northbrook, Illinois 60062
(Address of principal executive offices) (Zip code)

William D. Forsyth III
400 Skokie Blvd., Suite 500
Northbrook, Illinois 60062
(Name and address of agent for service)

(847) 509-9860
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2009

Date of reporting period:  December 31, 2008

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

Frontegra Columbus Core Plus Fund
Frontegra Columbus Core Fund
Frontegra IronBridge Small Cap Fund
Frontegra IronBridge SMID Fund
Frontegra New Star International Equity Fund
Frontegra Netols Small Cap Value Fund

Frontegra Asset Management, Inc.
__________

December 31, 2008

TABLE OF CONTENTS

Shareholder Letter	1
Expense Example	2
Allocation of Portfolio Holdings	6
Frontegra Columbus Core Plus Fund
Frontegra Columbus Core Fund
Report from Reams Asset Management Company, LLC	9
Investment Highlights	13
Schedule of Investments	14
Statement of Assets and Liabilities	30
Statement of Operations	31
Statements of Changes in Net Assets	32
Financial Highlights	33
Investment Highlights	34
Schedule of Investments	35
Statement of Assets and Liabilities	47
Statement of Operations	48
Statements of Changes in Net Assets	49
Financial Highlights	50
Frontegra IronBridge Small Cap Fund
Frontegra IronBridge SMID Fund
Report from IronBridge Capital Management, L.P.	52
Investment Highlights	55
Schedule of Investments	56
Statement of Assets and Liabilities	63
Statement of Operations	64
Statements of Changes in Net Assets	65
Financial Highlights	66
Investment Highlights	67
Schedule of Investments	68
Statement of Assets and Liabilities	74
Statement of Operations	75
Statements of Changes in Net Assets	76
Financial Highlights	77

Frontegra New Star International Equity Fund
Report from New Star Institutional Managers Limited	79
Investment Highlights	82
Schedule of Investments	83
Portfolio Diversification	87
Statement of Assets and Liabilities	88
Statement of Operations	89
Statements of Changes in Net Assets	90
Financial Highlights	91
Frontegra Netols Small Cap Value Fund
Report from Netols Asset Management, Inc.	93
Investment Highlights	94
Schedule of Investments	95
Statement of Assets and Liabilities	100
Statement of Operations	101
Statements of Changes in Net Assets	102
Financial Highlights	103
Notes to Financial Statements	105
Board of Directors’ Approval of the Advisory Agreement	120
Additional Information
Foreign Tax Credit	136
Qualified Dividend Income/Dividends Received Deduction	136
Additional Information Applicable to Foreign Shareholders Only	137
Voting Results of Special Meeting of Shareholders	137

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. The Prospectus may be obtained by calling 1-888-825-2100. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the Prospectus carefully.

Frontegra Funds, Inc. are distributed by Frontegra Strategies, LLC, 400 Skokie Blvd., Suite 500, Northbrook, IL 60062.  Frontegra Strategies, LLC, member of FINRA and SIPC, is an affiliate of Frontegra Asset Management, Inc., the Funds’ investment adviser.

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DEAR FELLOW SHAREHOLDERS:

We appreciate the opportunity to report on the progress of the Frontegra Funds for the first six months of our fiscal year (July 1, 2008, through December 31, 2008).  The economy and the financial markets have experienced volatility and downswings of historic magnitudes. While many experts predict a recovery for both, that rebound might not occur for months.  Non-U.S. markets, as measured by the MSCI EAFE Index, were down significantly for the six-month period, returning -36.32%. Small capitalization stocks were also down steeply, with the Russell 2000 Index returning -26.94%.  Because of the turbulent markets, many investors sought the safety of U.S. Treasury securities and invested heavily in them.  With its heavy weighting in Treasuries, the U.S. bond market had a stronger showing in the final six months of 2008 with the Barclays Capital U.S. Aggregate Bond Index up 4.07%.

Fund Results

The Frontegra Columbus Core Plus Fund and the Frontegra Columbus Core Fund, managed by Reams Asset Management, had net returns of -9.24% and -7.47%, respectively, for the six month period, versus the 4.07% return of the Barclays Capital U.S. Aggregate Bond Index.  The underperformance came almost entirely from the increased investment in the Corporate sector as spreads were widening late in the year.  Corporate spreads are more than 550 basis points above Treasuries, well above historic highs of +250 basis points and the historical average of approximately +110 bps.  While the relative performance is striking, we are very confident that the Corporate sector—and the Funds—will recover and perform well in the months and quarters ahead as spreads return to more normal levels.

The Frontegra IronBridge Small Cap Fund, managed by IronBridge Capital Management, returned -28.82% (net of fees) versus the benchmark Russell 2000 Index return of -26.94%.  The modest underperformance came primarily from stock selection in the Healthcare sector and an underweight in Financials, which experienced relatively strong performance over the period.  The Frontegra IronBridge SMID Fund returned a net -30.65%, slightly better than the benchmark Russell 2500 return of -31.21% primarily due to strong stock selection in the Consumer Discretionary sector.

The Frontegra New Star International Equity Fund, managed by New Star Institutional Managers, returned -36.46% (net of fees) for the six-month period, virtually in line with the benchmark MSCI EAFE return of -36.32%.

Finally, the Frontegra Netols Small Cap Value Fund, managed by Netols Asset Management had a net return of -23.76% versus the benchmark Russell 2000 Value Index return of -21.17% for the six-month period.  While stock selection for the period was additive, an underweight in Financials and an overweight in Energy were modest detractors from relative performance.

Summary

We continue to have great confidence in the investment teams at Reams Asset Management, IronBridge Capital Management, New Star Institutional Managers and Netols Asset Management.  We believe they are committed to the highest standards of investment decision-making for the shareholders of the Frontegra Funds.

As always, we greatly appreciate your investment and continued confidence in the Frontegra Funds.

Sincerely,

William D. Forsyth, CFA
Frontegra Asset Management, Inc.

Frontegra Funds
EXPENSE EXAMPLE
December 31, 2008 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.  Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee.  A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Frontegra New Star International Equity Fund.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/08 – 12/31/08).

Actual Expenses

The first line of the tables on the following pages provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses.  However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs could have been higher.

Frontegra Funds
EXPENSE EXAMPLE (continued)
December 31, 2008 (Unaudited)

Frontegra Columbus Core Plus Fund
	Beginning	Ending
	Account	Account	Annualized	Expenses
	Value	Value	Expense	Paid During
	7/1/08	12/31/08	Ratio*	the Period*
Actual Fund Return	$1,000.00	$907.60	0.35%	$1.68
Hypothetical 5% Return	$1,000.00	$1,023.44	0.35%	$1.79

*	Expenses are equal to each Fund’s annualized expense ratio indicated above , multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Frontegra Columbus Core Fund
	Beginning	Ending
	Account	Account	Annualized	Expenses
	Value	Value	Expense	Paid During
	7/1/08	12/31/08	Ratio*	the Period*
Actual Fund Return	$1,000.00	$925.30	0.35%	$1.70
Hypothetical 5% Return	$1,000.00	$1,023.44	0.35%	$1.79

*	Expenses are equal to each Fund’s annualized expense ratio indicated above , multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Frontegra IronBridge Small Cap Fund
	Beginning	Ending
	Account	Account	Annualized	Expenses
	Value	Value	Expense	Paid During
	7/1/08	12/31/08	Ratio*	the Period*
Actual Fund Return	$1,000.00	$711.80	1.08%	$4.67
Hypothetical 5% Return	$1,000.00	$1,019.75	1.08%	$5.51

*	Expenses are equal to each Fund’s annualized expense ratio indicated above , multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Frontegra Funds
EXPENSE EXAMPLE (continued)
December 31, 2008 (Unaudited)

Frontegra IronBridge SMID Fund
	Beginning	Ending
	Account	Account	Annualized	Expenses
	Value	Value	Expense	Paid During
	7/1/08	12/31/08	Ratio*	the Period*
Actual Fund Return	$1,000.00	$693.50	0.95%	$4.06
Hypothetical 5% Return	$1,000.00	$1,020.42	0.95%	$4.84

*	Expenses are equal to each Fund’s annualized expense ratio indicated above , multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Frontegra New Star International Equity Fund
	Beginning	Ending
	Account	Account	Annualized	Expenses
	Value	Value	Expense	Paid During
	7/1/08	12/31/08	Ratio*	the Period*
Actual Fund Return	$1,000.00	$635.40	0.75%	$3.09
Hypothetical 5% Return	$1,000.00	$1,021.42	0.75%	$3.82

*	Expenses are equal to each Fund’s annualized expense ratio indicated above , multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Frontegra Netols Small Cap Value Fund – Institutional Class
	Beginning	Ending
	Account	Account	Annualized	Expenses
	Value	Value	Expense	Paid During
	7/1/08	12/31/08	Ratio*	the Period*
Actual Fund Return	$1,000.00	$762.40	1.10%	$4.89
Hypothetical 5% Return	$1,000.00	$1,019.66	1.10%	$5.60

*	Expenses are equal to each Fund’s annualized expense ratio indicated above , multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Frontegra Funds
EXPENSE EXAMPLE (continued)
December 31, 2008 (Unaudited)

Frontegra Netols Small Cap Value Fund – Class Y

	Beginning	Ending
	Account	Account	Annualized	Expenses
	Value	Value	Expense	Paid During
	7/1/08	12/31/08	Ratio*	the Period*
Actual Fund Return	$1,000.00	$761.50	1.50%	$6.66
Hypothetical 5% Return	$1,000.00	$1,017.64	1.50%	$7.63

*	Expenses are equal to each Fund’s annualized expense ratio indicated above , multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Frontegra Funds
ALLOCATION OF PORTFOLIO HOLDINGS
December 31, 2008 (Unaudited)

Frontegra Columbus Core Plus Fund*

Frontegra Columbus Core Fund*

*Percentages shown are based on the Fund’s total net assets.

Frontegra Funds
ALLOCATION OF PORTFOLIO HOLDINGS (continued)
December 31, 2008 (Unaudited)

Frontegra IronBridge Small Cap Fund*	Frontegra IronBridge SMID Fund*

Frontegra New Star	Frontegra Netols
International Equity Fund*	Small Cap Value Fund*

* Percentages shown are based on the Fund’s total net assets.

FRONTEGRA
COLUMBUS CORE PLUS FUND

FRONTEGRA
COLUMBUS CORE FUND

REPORT FROM REAMS ASSET
MANAGEMENT COMPANY, LLC:

Dear Fellow Shareholders:

The Frontegra Columbus Core Plus Fund strives to achieve a high level of total return consistent with the preservation of capital by investing in a diversified portfolio of fixed income securities of varying maturities.  This objective is relative to and measured against the Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index).

The Frontegra Columbus Core Fund strives to achieve a high level of total return consistent with the preservation of capital by investing in a diversified portfolio of investment grade bonds of varying maturities.  This objective is relative to and measured against the Barclays Capital U.S. Aggregate Bond Index.

Performance Review

For the six month period ending December 31, 2008, the Frontegra Columbus Core Plus Fund had a net return of -9.24% compared to a return of 4.07% for the benchmark, the Barclays Capital U.S. Aggregate Bond Index.  Duration strategy added 80 basis points to performance for the period as the portfolio duration was positioned aggressively as the Treasury yield curve fell.  Yield curve strategy subtracted 58 basis points as the portfolio was underweighted on the short end of the yield curve as the curve steepened.  Sector selection subtracted 1,391 basis points while security selection added 56 basis points.  Within these categories,  commercial mortgage backed securities (“CMBS”) subtracted 659 basis points, high yield holdings subtracted 412 basis points, investment grade credit holdings subtracted 314 basis points and asset backed securities (“ABS”) subtracted 26 basis points as all of these sectors were overweighted in the portfolio and underperformed as spreads widened significantly during the quarter.  Mortgage backed securities (“MBS”) holdings also subtracted 7 basis points from performance.  Government related holdings added 83 basis points to performance as the sector underperformed and was underweighted in the portfolio.

For the six month period ending December 31, 2008, the Frontegra Columbus Core Fund had a net return of -7.47% compared to a return of 4.07% for the benchmark, the Barclays Capital U.S. Aggregate Bond Index.  Duration strategy added 63 basis points to performance for the period as the portfolio duration was positioned aggressively as the Treasury yield curve fell.  Yield curve strategy subtracted 56 basis points as the portfolio was underweighted on the short end of the yield curve as the curve steepened.  Sector selection subtracted 1,144 basis points while security selection added 1 basis point.  Within these categories, CMBS subtracted 709 basis points, investment grade credit holdings subtracted 468 basis points and ABS subtracted 11 basis points as all three sectors were overweighted in the portfolio and underperformed as spreads widened significantly during the quarter.  MBS holdings also subtracted 9 basis points from performance.  Government related holdings added 54 basis points to performance as the sector underperformed and was underweighted in the portfolio.

Fixed Income Outlook

U.S. fixed income markets continued to experience extremely disruptive conditions during the fourth quarter of 2008.  Despite some stabilization in December, spreads widened severely for the quarter in most sectors, while Treasury and government-guaranteed security yields continued to drop as Fed easing and the flight to quality pushed T-Bill rates to zero.

•
Credit market conditions during the fourth quarter were set in motion by the Lehman, AIG, and Washington Mutual failures and the Treasury rescues of FNMA and FHLMC during September.  These events froze activity in the non-government sectors of the credit market and sent yields plummeting in the Treasury and agency sectors.  Similar problems spread around the world.  Many financial firms were squeezed into a forced deleveraging as credit was cut off and write-offs reduced capital, creating intense pressure on asset prices and forcing spreads wider.

•
The fourth quarter was characterized by the rollout of a wide variety of government measures designed to stabilize financial conditions.  Deposit insurance was broadened at the beginning of the quarter, money market funds were guaranteed, and the TARP was passed.  Under the TARP, capital infusions were made to improve the solvency of a wide range of financial firms.  Liquidity was provided through a broad selection of Fed liquidity facilities.  Late in the quarter, the Fed started to make direct purchases of problem securities under the TARP.  Auto loans were granted.  The Fed funds rate was brought to zero, and bank reserves at the Fed were inflated.  A massive fiscal stimulus plan is likely early in 2009.  The Treasury and Fed have made clear their resolution to do whatever is necessary to stabilize the financial system, and as a result money growth has continued and bank credit has been prevented from falling.  These are all textbook measures designed to combat a credit crisis, and they are expected to succeed in preventing deflation and further major financial failures.  However, the actual application of these measures in the U.S. is unprecedented, and the timing of their effectiveness is uncertain.

•
Treasury yields have been pushed to historic lows.  At the same time, gigantic spending and borrowing commitments have been made by the Treasury.  Additionally, the extraordinary creation of liquidity by the Fed creates major questions about the government’s ability to restrain future inflation.  While these measures all appear necessary to prevent current deflation and economic collapse, they create great risks of much higher interest rates when the current crisis ends.  Therefore, we think it prudent to avoid the Treasury and agency market at the current extremely low yields.

•
Current economic trends are terrible, with layoffs accelerating, poor prospects for consumer and business spending, housing continuing to plummet, and leading indicators continuing to drop.  A severe recession resulting from the credit crisis seems inevitable.  Since the current situation is unprecedented, the depth and duration of the recession are unpredictable, and there are certain to be additional negative feedback effects on the credit markets as demand weakens and leveraged credits fail.  The reduction in commodity prices, while negative for producers, is one positive factor for real personal income and spending.

•
Despite the gloomy state of the markets and economy, we think that unprecedented values are being created in sectors of the bond market that have performed poorly but have good underlying fundamentals and structure.  Deleveraging has had a particularly hard impact on “AAA” securities that were purchased on a leveraged basis such as senior CMBS and nonagency mortgage securities, but these securities have little risk of ultimate loss due to highly favorable structures, and they appear to offer tremendous value at current prices.  Likewise, many banks and other financial firms have been virtually guaranteed immunity from failure by government capital infusions, guarantees, and liquidity facilities, but their bonds remain at extremely high yields.  We think that a portfolio invested in these sectors has the potential for excellent returns even as Treasury returns suffer.

Core Plus Portfolio Strategy

•
Credit exposure was increased to a more heavily overweighted position during the quarter in response to much wider spreads.  Emphasis remains on investment-grade finance and industrial sector issuers.  Most major finance issuers continue to replenish their capital despite heavy mortgage losses, protecting creditors at the expense of shareholders.  In attempting to correct the Lehman mistake, the U.S. Treasury and Federal Reserve have shown resolution to take the steps necessary to protect key finance issuers through the required liquidity facilities, guarantees, and capital injections.  Spreads are historically very wide, and we think the credit sector remains attractive.

•
In the mortgage market, the CMBS sector continued to be heavily overweighted.  We think that these securities remain extremely attractive due to their steady underwriting standards, favorable subordination and collateralization levels, and low delinquency rates.  All holdings remain at the senior-most structural level with unimpaired “AAA” ratings.  Spreads in this sector narrowed in December but remain extremely attractive.

•	Mortgage pass-through holdings have been reduced to an underweighted position in order to make room for the overweights in corporate and CMBS holdings.

•	Treasury and agency holdings remain low due to the portfolio overweights in corporates and mortgages.

•
Due to the disconnect between Treasury rates and the rest of the fixed income market, portfolio duration strategy is being de-emphasized as we seek to avoid Treasury contributions to duration in favor of corporate and mortgage contributions.  Resulting overall portfolio duration measurements are close to benchmark levels.

•
High yield holdings are being somewhat underemphasized in favor of investment grade holdings.  High yield positions are widely diversified over many sectors and industries, with emphasis on senior term loans and auto debt.

•	Auto holdings are being concentrated in senior term loans and senior debt of GMAC and Ford Credit.

Core Portfolio Strategy

•
Credit exposure was increased to a more heavily overweighted position during the quarter in response to much wider spreads.  Emphasis remains on investment-grade finance and industrial sector issuers.  Most major finance issuers continue to replenish their capital despite heavy mortgage losses, protecting creditors at the expense of shareholders.  In attempting to correct the Lehman mistake, the U.S. Treasury and Federal Reserve have shown resolution to take the steps necessary to protect key finance issuers through the required liquidity facilities, guarantees, and capital injections.  Spreads are historically very wide, and we think the credit sector remains attractive.

•
In the mortgage market, the CMBS sector continued to be heavily overweighted.  We think that these securities remain extremely attractive due to their steady underwriting standards, favorable subordination and collateralization levels, and low delinquency rates.  All holdings remain at the senior-most structural level with unimpaired “AAA” ratings.  Spreads in this sector narrowed in December but remain extremely attractive.

•	Mortgage pass-through holdings remain in an underweighted position in order to make room for the overweights in corporate and CMBS holdings.

•	Treasury and agency holdings remain low due to the portfolio overweights in corporates and mortgages.

•
Due to the disconnect between Treasury rates and the rest of the fixed income market, portfolio duration strategy is being de-emphasized as we seek to avoid Treasury contributions to duration in favor of corporate and mortgage contributions.  Resulting overall portfolio duration measurements are close to benchmark levels.

We appreciate your continued support as fellow shareholders in the Funds.

Regards,

Mark M. Egan, CFA, CPA	Robert A. Crider, CFA
Reams Asset Management Company, LLC	Reams Asset Management Company, LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

Portfolio Total Return*
FOR PERIODS ENDED 12/31/08	FUND	INDEX

SIX MONTHS	(9.24)%	4.07%

ONE YEAR	(9.15)%	5.24%

FIVE YEAR AVERAGE ANNUAL	2.39%	4.65%

TEN YEAR AVERAGE ANNUAL	4.69%	5.63%

This chart assumes an initial gross investment of $100,000 made on 12/31/08. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset backed and mortgage backed securities, with maturities of at least one year.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.  A direct investment in the index is not possible.

*	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS
December 31, 2008 (Unaudited)

Principal Amount		Value
	ASSET BACKED SECURITIES 4.8%
	Americredit Automobile Receivables Trust
$1,630,000	2008-AF, Class A4, 6.960%, 10/14/2014	$1,339,496
	Citibank Credit Card Issuance Trust
2,510,000	2008-A1, Class A1, 5.350%, 02/07/2020	1,982,253
	Countrywide Asset-Backed Certificates
687,278	2006-S3, Class A1, 5.460%, 06/25/2021 (c)	563,730
590,000	2006-S2, Class A2, 5.627%, 07/25/2027	455,582
4,555,000	2006-S2, Class A3, 5.841%, 07/25/2027	1,094,452
1,955,000	2006-S2, Class A4, 6.091%, 07/25/2027	295,140
1,200,880	2006-S5, Class A3, 5.762%, 06/25/2035	309,408
2,435,000	2006-S7, Class A3, 5.712%, 11/25/2035 (c)	349,027
	Ford Credit Auto Owner Trust
1,015,000	2006-C, Class A4A, 5.150%, 02/15/2012	966,571
1,295,000	2007-A, Class A4A, 5.470%, 06/15/2012	1,201,292
600,000	2007-B, Class A4A, 5.240%, 07/15/2012	549,117
	GMAC Mortgage Corporation Loan Trust
1,295,000	2006-HE2, Class A3, 6.320%, 05/25/2036	742,631
2,270,000	2006-HE3, Class A3, 5.805%, 10/25/2036	780,307
	GSAA Home Equity Trust
1,458,398	2006-S1, Class 1A1, 2.621%, 01/25/2037	431,631
	Hertz Vehicle Financing LLC
704,167	2004-1, Class A4, 3.230%, 05/25/2010
	(Acquired 2/1/2008, Cost $679,231) (a)	691,831
715,000	2005-1A, Class A4, 2.711%, 11/25/2011
	(Acquired 8/21/2008 and 12/10/2008, Cost $631,730) (a)	561,274
880,000	2005-2A, Class A5, 2.711%, 11/25/2011
	(Acquired 8/1/2008 and 12/10/2008, Cost $797,061) (a)	683,272
1,810,000	2005-2A, Class A6, 5.080%, 11/25/2011
	(Acquired Multiple Dates, Cost $1,749,444) (a)	1,519,091
	Keystone Owner Trust
7,784	1998-P1, Class M1, 7.530%, 05/25/2025
	(Acquired 12/10/2008, Cost $6,620) (a)	6,757
	Mid-State Trust
892,258	11, Class A1, 4.864%, 07/15/2038	777,897
	Residential Funding Mortgage Securities
380,000	2005-HS1, Class AI2, 4.660%, 07/25/2020	343,014
865,735	2003-HS1, Class AI6, 3.830%, 02/25/2033	745,982
630,000	2005-HS1, Class AI4, 5.110%, 09/25/2035	144,331

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Principal Amount		Value
	ASSET BACKED SECURITIES 4.8% (continued)
	Residential Funding Mortgage Securities (continued)
$1,350,000	2006-HSA1, Class A3, 5.230%, 02/25/2036	$383,893
2,300,000	2006-HSA1, Class A5, 5.310%, 02/25/2036	639,047
1,460,000	2006-HSA1, Class A4, 5.490%, 02/25/2036	242,716
590,000	2006-HSA2, Class AI3, 5.550%, 03/25/2036	203,225
820,000	2006-HSA2, Class AI4, 5.810%, 03/25/2036	110,055
	Saco I Trust
1,499,680	2006-9, Class A1, 5.480%, 08/25/2036	318,104
	Total Asset Backed Securities
	(Cost $21,306,833)	18,431,126

	CORPORATE BONDS 50.2%
	Airlines 2.5%
	Continental Airlines
4,250,000	5.983%, 04/19/2022	2,847,500
	Delta Air Lines, Inc.
5,516,474	6.718%, 07/02/2024	3,475,378
	United Airlines
5,323,411	6.636%, 01/02/2022 (e)	3,300,515
		9,623,393
	Auto Components 0.4%
	Arvinmeritor, Inc.
300,000	8.125%, 09/15/2015	135,000
	Delphi Corp.
2,005,000	6.500%, 08/15/2013	30,075
	Lear Corp.
2,895,000	8.750%, 12/01/2016	839,550
	TRW Automotive Inc.
995,000	7.250%, 03/15/2017
	(Acquired Multiple Dates, Cost $863,687) (a)	507,450
		1,512,075
	Building Products 0.2%
	USG Corp.
1,120,000	7.750%, 01/15/2018	708,400

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Principal Amount		Value
	CORPORATE BONDS 50.2% (continued)
	Capital Markets 2.3%
	Goldman Sachs Group, Inc.
$1,740,000	5.700%, 09/01/2012	$1,659,154
3,855,000	6.150%, 04/01/2018	3,704,505
	Morgan Stanley
4,360,000	5.550%, 04/27/2017	3,600,423
		8,964,082
	Commercial Banks 7.8%
	Barclays Bank Plc
280,000	6.050%, 12/04/2017
	(Acquired 10/31/2008 and 12/10/2008, Cost $223,563) (a)(b)	247,014
5,070,000	7.434%, 12/15/2017
	(Acquired Multiple Dates, Cost $4,489,292) (a)(b)(c)	2,563,291
	Credit Suisse New York
60,000	6.000%, 02/15/2018 (b)	55,099
	Deutsche Bank, LLC
2,200,000	5.375%, 03/02/2015 (b)	1,984,596
1,410,000	6.750%, 08/20/2018	1,429,754
3,270,000	5.628%, 01/31/2049
	(Acquired Multiple Dates, Cost $2,610,202) (a)(c)	1,397,438
	Manufacturers & Traders Trust Co.
2,350,000	3.850%, 04/01/2013
	(Acquired Multiple Dates, Cost $2,135,597) (a)(c)	1,962,215
	Marshall & Ilsley Bank
6,435,000	5.413%, 12/04/2012	5,034,158
	Regions Bank
2,185,000	7.500%, 05/15/2018	1,877,859
	Royal Bank of Scotland Group Plc
7,240,000	6.990%, 10/29/2049
	(Acquired Multiple Dates, Cost $5,055,503) (a)(b)	3,384,961
	Suntrust Bank
3,455,000	5.919%, 05/21/2012 (c)	3,151,617
	Wachovia Corp.
5,110,000	5.800%, 08/29/2049 (c)	3,014,900
500,000	7.980%, 12/31/2049	426,200
	Wells Fargo Alternative Loan Trust
4,665,000	7.700%, 12/29/2049 (c)	3,850,076
		30,379,178

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Principal Amount		Value
	CORPORATE BONDS 50.2% (continued)
	Computers & Peripherals 0.6%
	Tyco Electronics Group S A
$1,385,000	6.000%, 10/01/2012 (b)	$1,249,413
1,335,000	5.950%, 01/15/2014 (b)	1,156,356
		2,405,769
	Consumer Finance 4.1%
	ERAC USA Finance Co.
5,680,000	6.375%, 10/15/2017
	(Acquired Multiple Dates, Cost $4,888,439) (a)	3,941,988
	Ford Motor Credit Co.
1,330,000	7.800%, 06/01/2012	933,093
650,000	7.000%, 10/01/2013	449,103
5,970,000	8.000%, 12/15/2016	3,888,661
	GMAC LLC
2,557,000	6.625%, 05/15/2012	2,877,672
2,272,000	6.750%, 12/01/2014	2,222,465
	Household Finance Corp.
1,105,000	4.750%, 07/15/2013	1,008,065
	Residential Capital LLC
3,740,000	6.500%, 04/17/2013	635,800
		15,956,847
	Diversified Financial Services 12.1%
	American Express Credit Co.
235,000	7.300%, 08/20/2013	240,544
	American General Finance
3,000,000	3.875%, 10/01/2009	2,127,633
3,680,000	5.200%, 12/15/2011	1,563,411
1,615,000	5.900%, 09/15/2012	693,956
210,000	5.375%, 10/01/2012	87,448
4,790,000	6.900%, 12/15/2017	2,072,983
	Bank of America Corp.
5,655,000	8.000%, 12/29/2049	4,067,574
	CIT Group Inc.
1,110,000	5.168%, 11/03/2010	843,284
265,000	5.600%, 11/02/2011 (b)	216,073
990,000	5.610%, 02/13/2012	777,014
2,150,000	7.625%, 11/30/2012	1,814,963
1,705,000	5.638%, 12/21/2012	1,211,781

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Principal Amount		Value
	CORPORATE BONDS 50.2% (continued)
	Diversified Financial Services 12.1% (continued)
	Citigroup, Inc.
$8,645,000	8.400%, 04/29/2049	$5,708,207
	Credit Suisse Guernsey
7,894,000	5.860%, 05/15/2017 (b)(c)	3,684,390
	Genworth Global Funding
1,185,000	5.200%, 10/08/2010	935,765
430,000	5.250%, 05/15/2012	305,936
	International Lease Finance Corp.
3,075,000	5.350%, 03/01/2012	2,132,562
1,025,000	5.300%, 05/01/2012	719,958
1,630,000	5.625%, 09/20/2013	1,088,472
2,000,000	6.625%, 11/15/2013	1,347,576
	JP Morgan Chase & Co.
4,645,000	7.900%, 10/30/2049 (c)	3,863,850
	Lehman Brothers Holdings
7,000,000	6.875%, 05/02/2018 (f)	665,000
	Liberty Property LP
2,580,000	6.625%, 10/01/2017	1,706,128
	Pemex Finance Ltd.
9,750	9.690%, 08/15/2009 (b)(e)	9,823
	Pricoa Global Funding I
390,000	3.565%, 01/30/2012
	(Acquired 12/18/2008, Cost $299,922) (a)(c)	293,870
1,955,000	5.400%, 10/18/2012
	(Acquired Multiple Dates, Cost $1,944,241) (a)	1,807,642
	Prudential Financial Inc.
2,945,000	6.000%, 12/01/2017	2,362,473
	Simon Property Group LP
1,590,000	5.100%, 06/15/2015	974,710
1,100,000	5.750%, 12/01/2015	718,513
195,000	6.100%, 05/01/2016	124,608
810,000	5.250%, 12/01/2016	517,576
	Societe Generale
2,440,000	5.922%, 04/05/2017
	(Acquired 11/26/2008, Cost $1,269,028) (a)(b)(c)	1,140,632

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Principal Amount		Value
	CORPORATE BONDS 50.2% (continued)
	Diversified Financial Services 12.1% (continued)
	Windsor Financing LLC
$1,116,910	5.881%, 07/15/2017
	(Acquired 02/07/2006 and 08/03/2007, Cost $1,120,740) (a)	$1,178,418
		47,002,773
	Diversified Telecommunication Services 2.2%
	British Telecom plc
4,085,000	5.950%, 01/15/2018 (b)	3,553,815
	Comcast Cable Communications Holdings, Inc.
990,000	8.375%, 03/15/2013	1,024,179
	Deutsche Telekom International Finance BV
1,170,000	5.750%, 03/23/2016 (b)	1,119,969
	Telecom Italia Capital
2,420,000	5.250%, 11/15/2013 (b)	1,845,250
	Telefonica Emisiones SAU
1,235,000	6.221%, 07/03/2017 (b)	1,216,718
		8,759,931
	Electric Utilities 3.0%
	Commonwealth Edison Co.
820,000	5.950%, 08/15/2016	765,223
475,000	6.150%, 09/15/2017	441,678
	Entergy Arkansas
785,000	4.500%, 06/01/2010	755,959
1,300,000	5.660%, 02/01/2025	1,086,121
	Entergy Gulf States Inc.
1,590,000	4.875%, 11/01/2011	1,474,499
	Entergy Louisiana LLC
805,000	5.500%, 04/01/2019	705,905
	Great River Energy
1,776,679	5.829%, 07/01/2017
	(Acquired Multiple Dates, Cost $1,758,419) (a)	1,485,766
490,000	7.233%, 07/01/2038
	(Acquired 4/23/2008 and 12/10/2008, Cost $493,632) (a)(e)	571,164
	Indianapolis Power & Light Co.
365,000	6.300%, 07/01/2013
	(Acquired Multiple Dates, Cost $374,495) (a)	375,052
1,100,000	6.050%, 10/01/2036
	(Acquired Multiple Dates, Cost $1,060,607) (a)	968,231

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Principal Amount		Value
	CORPORATE BONDS 50.2% (continued)
	Electric Utilities 3.0% (continued)
	Mackinaw Power LLC
$965,220	6.296%, 10/31/2023
	(Acquired Multiple Dates, Cost $957,844) (a)	$788,111
	Tenaska Gateway Partners Ltd.
578,799	6.052%, 12/30/2023
	(Acquired 05/31/2007 and 8/03/2007, Cost $578,799) (a)	476,479
	Westar Energy Inc.
1,080,000	6.000%, 07/01/2014	1,043,356
		10,937,544
	Gas Utilities 0.5%
	Alliance Pipeline U.S.
301,879	4.591%, 12/31/2025
	(Acquired Multiple Dates, Cost $298,633) (a)	311,630
	Gulfstream Natural Gas
890,000	5.560%, 11/01/2015
	(Acquired Multiple Dates, Cost $877,035) (a)	746,350
	Source Gas LLC
765,000	5.900%, 04/01/2017
	(Acquired Multiple Dates, Cost $743,782) (a)	599,548
	Southern Star Cent Gas
210,000	6.000%, 06/01/2016
	(Acquired Multiple Dates, Cost $204,781) (a)	168,000
		1,825,528
	Health Care Providers & Services 0.4%
	United Health Group, Inc.
560,000	6.000%, 02/15/2018	516,674
	Wellpoint, Inc.
1,080,000	5.875%, 06/15/2017	982,946
		1,499,620
	Hotels, Restaurants & Leisure 0.3%
	Harrahs Operating Co., Inc.
4,105,000	1.750%, 02/01/2016
	(Acquired Multiple Dates, Cost $2,761,587) (a)	1,169,925
830,000	5.750%, 10/01/2017	128,650
		1,298,575

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Principal Amount		Value
	CORPORATE BONDS 50.2% (continued)
	Household Durables 0.3%
	Mohawk Industries, Inc.
$1,445,000	6.125%, 01/15/2016	$1,094,606

	Insurance 4.0%
	Genworth Financial, Inc.
2,830,000	5.650%, 06/15/2012	1,195,137
	Hartford Financial Services Group
2,230,000	5.375%, 03/15/2017	1,624,488
2,020,000	6.300%, 03/15/2018	1,531,720
1,350,000	5.950%, 10/15/2036	860,119
	Hartford Life Global Funding
430,000	2.096%, 03/15/2011 (c)	359,187
	Jackson National Life Global Funding
860,000	5.125%, 02/10/2011
	(Acquired Multiple Dates, Cost $855,288) (a)	796,726
930,000	5.375%, 05/08/2013
	(Acquired 5/01/2008 and 12/10/2008, Cost $923,508) (a)	840,457
	Met Life Global Funding
2,165,000	5.125%, 04/10/2013
	(Acquired Multiple Dates, Cost $2,152,408) (a)	2,017,258
1,870,000	6.817%, 08/15/2018	1,780,992
	Monumental Global Funding
1,495,000	5.254%, 01/25/2013
	(Acquired Multiple Dates, Cost $1,381,158) (a)	1,064,670
1,605,000	5.500%, 04/22/2013
	(Acquired Multiple Dates, Cost $1,603,112) (a)	1,514,170
	Nationwide Life Global Fund
435,000	2.296%, 02/27/2012
	(Acquired 12/19/2008, Cost $337,697) (a)(c)	337,799
795,000	5.450%, 10/02/2012
	(Acquired 9/25/2007 and 12/10/2008, Cost $792,710) (a)	620,796
	Protective Life Corp.
855,000	5.450%, 09/28/2012	750,126
	Prudential Financial Inc.
390,000	5.150%, 01/15/2013	316,778
		15,610,423

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Principal Amount		Value
	CORPORATE BONDS 50.2% (continued)
	Media 2.3%
	Comcast Corp.
$1,055,000	6.300%, 11/15/2017	$1,027,036
	Cox Communications Inc.
1,070,000	9.375%, 01/15/2019 (Acquired 12/08/2008, Cost $1,061,365) (a)	1,119,542
	Time Warner, Inc.
1,965,000	6.750%, 07/01/2018	1,891,912
1,010,000	8.750%, 02/14/2019	1,098,208
1,995,000	7.700%, 05/01/2032	1,997,460
	Viacom, Inc.
2,030,000	6.250%, 04/30/2016	1,682,653
		8,816,811
	Metals & Mining 1.6%
	Alcoa Inc.
2,065,000	6.000%, 07/15/2013	1,867,138
3,275,000	6.750%, 07/15/2018	2,679,392
	U.S. Steel Corp.
2,240,000	5.650%, 06/01/2013	1,675,433
		6,221,963
	Multi-Utilities & Unregulated Power 1.8%
	Aes Eastern Energy
720,411	9.000%, 01/02/2017	682,590
	Borger Energy Funding
2,607,861	7.260%, 12/31/2022
	(Acquired 08/14/2008 and 12/10/2008, Cost $2,551,838) (a)(e)	2,281,879
	Homer City Funding LLC
2,156,700	8.137%, 10/01/2019	2,038,082
	Kern River Funding Corp.
1,197,560	4.893%, 04/30/2018
	(Acquired Multiple Dates, Cost $1,165,425) (a)	940,779
	Kiowa Power Partners LLC
783,420	4.811%, 12/30/2013
	(Acquired Multiple Dates, Cost $778,587) (a)	732,497
	Midwest Generation LLC
237,944	Series 2000, 8.300%, 07/02/2009	236,755
		6,912,582

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Principal Amount		Value
	CORPORATE BONDS 50.2% (continued)
	Oil, Gas & Consumable Fuels 0.7%
	Tennessee Gas Pipeline Co.
$1,055,000	7.500%, 04/01/2017	$930,599
	Valero Energy Corp.
2,395,000	6.625%, 06/15/2037	1,761,530
		2,692,129
	Real Estate Investment Trusts 0.7%
	AMB Property LP
2,445,000	6.300%, 06/01/2013	1,539,577
	Prologis Trust
1,230,000	5.625%, 11/15/2016	589,959
1,310,000	6.625%, 05/15/2018	626,603
		2,756,139
	Transportation 1.9%
	Burlington North Santa Fe
251,341	6.230%, 07/02/2018 (e)	255,378
8,648	6.462%, 01/15/2021 (e)	8,874
20,109	8.251%, 01/15/2021	22,502
12,717	5.943%, 01/15/2022	12,751
669,665	4.830%, 01/15/2023	770,114
1,170,383	5.996%, 04/01/2024 (e)	1,171,413
	Chicago & North
310,750	8.910%, 01/01/2015	340,474
	CSX Transportation, Inc.
1,060,000	5.750%, 03/15/2013	995,998
1,991,270	6.251%, 01/15/2023	1,864,638
	Union Pacific Corp.
1,127,760	6.061%, 01/17/2023 (e)	1,132,756
327,820	5.082%, 01/02/2029 (e)	308,345
694,595	5.866%, 07/02/2030	648,849
		7,532,092
	Utilities 0.5%
	Appalachian Power Co.
1,145,000	5.650%, 08/15/2012	1,086,010

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Principal Amount		Value
	CORPORATE BONDS 50.2% (continued)
	Utilities 0.5% (continued)
	Indiantown Cogeneration
$510,363	9.260%, 12/15/2010	$465,874
590,000	9.770%, 12/15/2020	467,386
		2,019,270
	Total Corporate Bonds
	(Cost $230,084,720)	194,529,730

	MORTGAGE BACKED SECURITIES 38.5%
	Banc of America Commercial Mortgage Inc.
4,495,000	Series 2006-5, Class A4, 5.414%, 09/10/2016	3,553,235
3,365,000	Series 2006-3, Class A4, 5.889%, 07/10/2044	2,742,306
3,385,000	Series 2006-1, Class A4, 5.372%, 09/10/2045	2,708,911
1,500,000	Series 2006-4, Class A4, 5.634%, 07/10/2046	1,199,704
3,860,000	Series 2007-3, Class A2, 5.659%, 06/10/2049	3,048,135
	Bear Stearns Commercial Mortgage Securities
1,165,000	Series 2005-PWR10, Class A4, 5.405%, 12/11/2040	990,728
	Citigroup/Deutsche Bank Commercial Mortgage Trust
3,650,000	Series 2006-CD2, Class A4, 5.545%, 01/15/2046	2,927,487
8,175,000	Series 2006-CD3, Class A5, 5.617%, 10/15/2048	6,511,115
1,845,000	Series 2006-C5, Class A2, 5.378%, 10/15/2049	1,526,301
3,945,000	Series 2006-C5, Class A1, 5.720%, 10/15/2049	3,092,233
4,130,000	Series 2007-CD4, Class A4, 5.322%, 12/11/2049	2,883,139
	CitiMortgage Alternative Loan Trust
2,055,582	Series 2007-A4, Class 2A1, 5.500%, 04/25/2022	1,397,154
	Commercial Mortgage Pass-Through Certificate
8,390,000	Series 2006-C7, Class A4, 5.768%, 06/10/2046	6,838,028
	Credit Suisse First Boston Mortgage Securities Corp.
454,446	Pool # 2005-10, 5.000%, 09/25/2015	375,486
98,272	Pool # 2003-1, 7.000%, 02/25/2033	91,986
815,000	Pool # 2005-C5, 5.100%, 08/15/2038	666,917
540,000	Pool # 2006-C5, 5.246%, 12/15/2039	438,996
2,545,000	Pool # 2007-C2, 5.448%, 01/15/2049	1,934,804
	Credit Suisse Mortgage Capital Certificates
1,140,000	Series 2007-C1, Class A3, 5.383%, 02/15/2040	684,141

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Principal Amount		Value
	MORTGAGE BACKED SECURITIES 38.5% (continued)
	CWCapital Cobalt
$3,110,000	Series 2007-C3, Class A4, 6.015%, 05/15/2046 (c)	$2,286,812
1,575,000	Series 2006-C1, Class A2, 5.174%, 08/15/2048	1,290,664
	FHLMC Remic
21,778	Series 2508, Class CR, 4.500%, 03/15/2016	21,772
	FNMA Pool
101	Pool # 545121, 6.500%, 08/01/2031	105
	FNMA Remic
83,237	Series 1994-3, Class PL, 5.500%, 01/25/2024	86,660
	GE Capital Mortgage Corporation
2,855,000	Series 2005-C4, Class A4, 5.333%, 11/10/2045 (c)	2,365,159
	GMAC Commercial Mortgage Securities Inc.
2,000,000	Pool # 2006-C1, 5.238%, 11/10/2045	1,593,754
5,721	Pool # 2003-C1, 9.500%, 10/15/2009	5,868
	Greenwich Capital Commercial Funding Corp.
2,070,000	Series 2005-GG5, Class A5, 5.224%, 04/10/2037	1,701,132
795,000	Series 2006-GG7, Class A2, 5.914%, 07/10/2038	686,368
7,565,000	Series 2006-GG7, Class A4, 6.110%, 07/10/2038 (c)	5,904,174
2,250,000	Series 2007-GG9, Class A2, 5.381%, 03/10/2039	1,773,583
5,485,000	Series 2007-GG9, Class A4, 5.444%, 03/10/2039	4,174,809
1,613,378	Series 2007-GG11, Class A1, 5.358%, 12/10/2049	1,442,898
	GS Mortgage Securities Corp. II
3,341,416	Series 2007-EOP, Class A1, 5.410%, 03/06/2020
	(Acquired Multiple Dates, Cost $3,246,651) (a)(c)	2,458,054
	Home Equity Mortgage Trust
1,440,000	2005-5, Class A1F2, 5.150%, 04/25/2036	530,555
471,310	2006-5, Class A1, 5.500%, 01/25/2037	110,385
	JP Morgan Chase Commercial Mortgage Securities Corp.
2,205,000	Series 2006-LDP9, Class A3, 5.336%, 05/15/2047	1,654,139
	LB-UBS Commercial Mortgage Trust
84,608	Series 2003-C, Class A2, 3.086%, 05/15/2027	84,424
1,545,000	Series 2005-C7, Class A4, 5.197%, 11/15/2030	1,275,569
9,300,000	Series 2006-C1, Class A4, 5.156%, 02/15/2031	7,383,305
4,170,000	Series 2006-C4, Class A4, 6.080%, 06/15/2038 (c)	3,430,297
4,075,000	Series 2006-C6, Class A4, 5.372%, 09/15/2039	3,196,862
715,000	Series 2007-C1, Class A2, 5.318%, 02/15/2040	570,167
4,270,000	Series 2007-C2, Class A2, 5.330%, 02/15/2040	3,367,438
1,650,000	Series 2007-C1, Class A4, 5.424%, 02/15/2040	1,224,121

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Principal Amount		Value
	MORTGAGE BACKED SECURITIES 38.5% (continued)
	LB-UBS Commercial Mortgage Trust (continued)
$5,275,000	Series 2007-C2, Class A3, 5.430%, 02/15/2040	$3,791,166
5,340,000	Series 2007-C3, Class A4, 6.136%, 07/15/2044 (c)	4,090,672
	Master Alternative Loans Trust
470,515	Pool # 2004-6, 4.500%, 07/25/2014	410,230
	Master Asset Securitization Trust
440,848	Pool # 2004-3, 4.750%, 01/25/2014	430,378
	Merrill Lynch Commercial Mortgage Trust
3,500,000	Series 2005-LC1, Class A4, 5.291%, 01/12/2044	2,871,121
2,575,000	Series 2006-2, Class A4, 5.910%, 06/12/2046	2,063,129
2,440,000	Series 2006-3, Class A4, 5.414%, 07/12/2046	1,919,898
755,000	Series 2007-7, Class A2, 5.693%, 06/12/2050	591,127
1,960,000	Series 2007-C1, Class A2, 5.725%, 06/12/2050	1,528,071
	Morgan Stanley Capital I
7,610,000	Series 2006-IQ11, Class A4, 5.944%, 10/15/2042	6,246,334
260	Series 2007-HQ13, Class A1, 5.357%, 12/15/2044	241
	NYC Mortgage Loan Trust
92	Series 1996, 6.750%, 09/25/2019
	(Acquired 12/10/2008, Cost $85) (a)(e)	74
	Residential Accredit Loans, Inc.
1,523,373	Series 2004-QS4, Class A1, 4.350%, 03/25/2034	1,338,541
	Wachovia Bank Commercial Mortgage Trust
3,790,000	Series 2005-C22, Class A4, 5.445%, 12/15/2044	3,036,123
6,555,000	Series 2006-C23, Class A4, 5.418%, 01/15/2045	5,111,824
9,870,000	Series 2006-C24, Class A3, 5.558%, 03/15/2045 (e)	7,820,818
1,950,000	Series 2006-C27, Class A3, 5.765%, 07/15/2045	1,557,488
1,915,000	Series 2007-C34, Class A3, 5.680%, 05/15/2046	1,388,462
5,365,000	Series 2007-C31, Class A2, 5.421%, 04/15/2047	4,161,692
6,750,000	Series 2006-C29, Class A4, 5.380%, 11/15/2048	5,058,389
	Wells Fargo Alternative Loan Trust
1,691,427	Series 2007-PA3, Class 6A1, 5.500%, 07/25/2037	1,065,072
	Wells Fargo Mortgage Backed Securities Trust
2,514,809	Pool # 2006-3, 5.500%, 03/25/2036	2,196,612
	Total Mortgage Backed Securities
	(Cost $177,238,584)	148,907,342

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Principal Amount		Value
	INSTITUTIONAL TERM LOANS 3.1%
	Chrysler LLC
$10,537,450	6.467%, 11/29/2013 (e)	$2,700,221
	Community Health Systems, Inc.
51,353	7.848%, 07/02/2014 (e)	39,979
753,081	7.570%, 07/25/2014 (e)	586,273
	Ford Motor Co.
1,195,980	8.320%, 12/15/2013	479,385
7,654,470	8.360%, 12/15/2013 (e)	3,068,141
	General Motors Corp.
5,325,703	1.375%, 11/01/2013	2,400,986
360,000	5.059%, 11/27/2013 (e)	162,299
	Georgia Pacific Corp.
869,159	7.800%, 12/20/2012 (e)	654,042
	HCA Inc.
825,000	4.946%, 11/17/2013 (e)	643,731
628,736	8.110%, 11/17/2013	490,590
	Lyondell Chemical Co.
1,241,738	6.396%, 12/20/2014 (e)	558,782
	Total Loans
	(Cost $11,821,130)	11,784,429

	PREFERRED STOCKS 0.1%
	Thrifts & Mortgage Finance 0.1%
	Fannie Mae
169,732	8.25%, 12/31/2010 (c)	140,878
	Freddie Mac
141,065	8.375%, 12/31/2012 (c)	55,015
	Total Preferred Stocks
	(Cost $4,155,967)	195,893

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Principal Amount		Value
	SHORT-TERM INVESTMENTS 1.9%
	Commercial Paper 0.4%
$1,740,000	US Bancorp 01/02/2009	$1,739,999

	Variable Rate Demand Notes (d) 1.5%
5,114,460	U.S. Bank Demand Note, 2.233%	5,114,460
591,524	Wisconsin Corporate Central Credit Union, 4.869%	591,524
		5,705,984
	Total Short-Term Investments
	(Cost $7,445,983)	7,445,983

	Total Investments 98.6%
	(Cost $452,053,217)	381,294,503

	Other Assets in Excess of Liabilities 1.4%	5,492,530

	TOTAL NET ASSETS 100.0%	$386,787,033

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.  The total value of these securities amounted to $44,272,101 (11.4% of net assets) at December 31, 2008.

(b)	U.S.-dollar denominated security of foreign issuer.
(c)	Adjustable Rate.
(d)	Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2008.
(e)	Security is fair valued. As of December 31, 2008, the fair value of these investments was $25,765,654 or 6.7% of total net assets.
(f)	Security is in default.

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Credit Default Swaps
			Implied
			Credit	(Pay)/
			Spread at	Receive			Unrealized
	Reference	Buy/Sell	December	Fixed	Expiration	Notional	Appreciation/
Counterparty	Entity	Protection(1)	31, 2008(2)	Rate	Date	Amount(3)	(Depreciation)
JP Morgan	Ford Motor
	Credit Co.	Sell	16.50%	5.15%	3/20/11	$2,250,000	$(382,146)
JP Morgan	Dow Jones
	North
	American
	High
	Yield Index	Sell	21.00%	3.25%	6/20/13	23,397,500	631,910
						$25,647,500	$249,764

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)
The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008 (Unaudited)

Assets:
Investments at value (cost $452,053,217)	$381,294,503
Cash	2,236,502
Interest receivable	5,051,582
Deposits with broker and custodian for swaps	10,254,713
Unrealized appreciation on swaps	249,764
Receivable for Fund shares sold	138,630
Receivable for investments sold	5,265,408
Prepaid expenses and other assets	39,934
Total assets	404,531,036

Liabilities:
Payable for investments purchased	11,883,371
Payable for Fund shares purchased	221,521
Payable for swap agreements	5,473,968
Accrued investment advisory fee	80,281
Accrued expenses	84,862
Total liabilities	17,744,003
Net Assets	$386,787,033

Net Assets Consist of:
Paid in capital	$461,253,134
Undistributed net investment income	88,526
Accumulated net realized loss on investments sold,
swap contracts and foreign currency	(4,045,677)
Net unrealized appreciation (depreciation) on:
Investments	(70,758,714)
Swap contracts	249,764
Net Assets	$386,787,033

Capital Stock, $0.01 Par Value
Authorized	100,000,000
Issued and outstanding	14,766,346
Net Asset Value, Redemption Price and Offering Price Per Share	$26.19

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
STATEMENT OF OPERATIONS

Six Months Ended
December 31, 2008
(Unaudited)
Investment Income:
Interest	$15,676,487
Dividends(1)	83,337
15,759,824

Expenses:
Investment advisory fees (Note 3)	841,454
Fund administration and accounting fees	78,568
Custody fees	26,680
Audit fees	16,560
Legal fees	16,192
Federal and state registration fees	15,456
Shareholder servicing fees	10,304
Directors’ fees and related expenses	4,232
Compliance related expenses	4,048
Reports to shareholders	4,048
Other	8,096
Total expenses before waiver	1,025,638
Waiver of expenses by Adviser (Note 3)	(289,366)
Net expenses	736,272
Net Investment Income	15,023,552

Realized and Unrealized
Gain on Investments:
Realized gain on:
Investments	1,167,437
Swap contracts	570,927
Change in net unrealized appreciation/depreciation on:
Investments	(61,898,337)
Swap contracts	1,218,326
Net Realized and Unrealized
Loss on Investments	(58,941,647)
Net Decrease in Net Assets
Resulting from Operations	$(43,918,095)

(1)	Net of $40 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31, 2008	Year Ended
	(Unaudited)	June 30, 2008
Operations:
Net investment income	$15,023,552	$21,156,499
Net realized gain on:
Investments	1,167,437	14,888,690
Swap contracts	570,927	513,045
Foreign currency translation	—	24,984
Change in net unrealized appreciation/depreciation on:
Investments	(61,898,337)	(7,299,904)
Swap contracts	1,218,326	(1,217,325)
Net increase (decrease) in net assets
resulting from operations	(43,918,095)	28,065,989

Distributions
Paid From:
Net investment income	(15,903,564)	(21,303,876)
Net realized gain on investments	(9,661,730)	(3,906,915)
Net decrease in net assets resulting
from distributions paid	(25,565,294)	(25,210,791)

Capital Share
Transactions:
Shares issued in connection with acquisition of
Columbus Core Plus Fund (see Note 7)	—	139,917,106
Shares sold	77,915,090	106,418,312
Shares issued to holders in
reinvestment of distributions	21,068,888	23,395,411
Shares redeemed	(76,628,400)	(115,500,980)
Net increase in net assets resulting
from capital share transactions	22,355,578	154,229,849
Total Increase (Decrease) in Net Assets	(47,127,811)	157,085,047

Net Assets:
Beginning of period	433,914,844	276,829,797
End of period
(includes undistributed net investment
income of $88,526 and $968,538, respectively)	$386,787,033	$433,914,844

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
FINANCIAL HIGHLIGHTS

	Six Months
	Ended		Year	Year	Year	Year	Year
	December 31,		Ended	Ended	Ended	Ended	Ended
	2008		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2008	2007	2006	2005	2004
Net Asset Value,
Beginning of Period	$30.73		$30.40	$29.72	$31.50	$30.51	$31.92

Income (Loss)
from Investment
Operations:
Net investment income	1.01		1.48	1.54	1.41	1.13	0.99
Net realized and unrealized
gain (loss) on investments	(3.82)		0.61	0.68	(1.30)	0.98	(0.45)
Total Income (Loss) from
Investment Operations	(2.81)		2.09	2.22	0.11	2.11	0.54

Less Distributions
Paid:
From net investment income	(1.07)		(1.49)	(1.54)	(1.45)	(1.12)	(0.98)
From net realized gain on investments	(0.66)		(0.27)	—	(0.44)	—	(0.97)
Total Distributions Paid	(1.73)		(1.76)	(1.54)	(1.89)	(1.12)	(1.95)

Net Asset Value, End of Period	$26.19		$30.73	$30.40	$29.72	$31.50	$30.51
Total Return	(9.24	)%(2)	6.92%	7.52%	0.36%	7.00%	1.71%

Supplemental Data
and Ratios:
Net assets, end of period
(in thousands)	$386,787		$433,915	$276,830	$313,880	$316,474	$346,733
Ratio of expenses to
average net assets
Before waivers
and reimbursements	0.49	%(1)	0.49%	0.50%	0.50%	0.50%	0.51%
Net of waivers
and reimbursements	0.35	%(1)	0.30%	0.20%	0.20%	0.41%	0.43%
Ratio of net investment income to
average net assets
Before waivers
and reimbursements	7.00	%(1)	4.68%	4.65%	4.29%	3.21%	2.63%
Net of waivers
and reimbursements	7.14	%(1)	4.87%	4.95%	4.59%	3.30%	2.71%
Portfolio turnover rate	252	%(2)	1,093%	978%	1,247%	1,222%	1,409%

(1)	Annualized.
(2)	Not annualized.

The accompanying notes are an integral part of these financial statements.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

* 2/23/01 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 12/31/08	FUND	INDEX

SIX MONTHS	(7.47)%	4.07%

ONE YEAR	(6.45)%	5.24%

FIVE YEAR
AVERAGE ANNUAL	2.47%	4.65%

SINCE COMMENCEMENT
AVERAGE ANNUAL	3.89%	5.63%

This chart assumes an initial gross investment of $100,000 made on 2/23/01 (commencement of operations). Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset backed and mortgage backed securities, with maturities of at least one year.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.  A direct investment in the index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS
December 31, 2008 (Unaudited)

Principal Amount		Value
	ASSET BACKED SECURITIES 3.2%
	Americredit Automobile Receivables Trust
$148,020	2007-DF, Class A2A, 5.660%, 01/06/2011 (c)	$147,949
355,000	2008-AF, Class A4, 6.960%, 10/14/2014	291,731
	Citibank Credit Card Issuance Trust
550,000	2008-A1, Class A1, 5.350%, 02/07/2020	434,358
	Ford Credit Auto Owner Trust
245,000	2006-C, Class A4A, 5.150%, 02/15/2012	233,310
290,000	2007-A, Class A4A, 5.470%, 06/15/2012	269,015
100,000	2007-B, Class A4A, 5.240%, 07/15/2012	91,520
	Hertz Vehicle Financing LLC
191,667	2004-1, Class A4, 3.230%, 05/25/2010
	(Acquired 02/01/2008, Cost $184,879) (a)	188,309
160,000	2005-1A, Class A4, 2.711%, 11/25/2011
	(Acquired 8/21/2008, Cost $142,192) (a)(c)	125,600
200,000	2005-2A, Class A5, 2.711%, 11/25/2011
	(Acquired 8/01/2008, Cost $182,725) (a)(c)	155,289
440,000	2005-2A, Class A6, 5.080%, 11/25/2011
	(Acquired Multiple Dates, Cost $430,302) (a)	369,282
	Keystone Owner Trust
33,414	1998-P1, Class M1, 7.530%, 05/25/2025
	(Acquired 04/22/2003, Cost $34,839) (a)	29,004
	Mid-State Trust
261,019	11, Class A1, 4.864%, 07/15/2038	227,564
	Total Asset Backed Securities
	(Cost $2,905,767)	2,562,931

	CORPORATE BONDS 48.3%
	Airlines 1.8%
	Continental Airlines
1,350,000	5.983%, 04/19/2022	904,500
	Delta Air Lines, Inc.
775,991	6.718%, 07/02/2024	488,875
		1,393,375
	Capital Markets 1.9%
	Goldman Sachs Group, Inc.
285,000	5.700%, 09/01/2012	271,758
650,000	6.150%, 04/01/2018	624,624

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Principal Amount		Value
	CORPORATE BONDS 48.3% (continued)
	Capital Markets 1.9% (continued)
	Morgan Stanley
$685,000	5.550%, 04/27/2017	$565,663
		1,462,045
	Commercial Banks 7.9%
	Bank of America Corp.
440,000	5.650%, 05/01/2018	442,611
	Barclays Bank Plc
1,085,000	7.434%, 12/15/2017
	(Acquired Multiple Dates, Cost $870,600) (a)(c)	548,554
	BB&T Corp.
200,000	4.900%, 06/30/2017	180,353
	Deutsche Bank, LLC
245,000	6.750%, 08/20/2018 (b)	248,433
1,065,000	5.628%, 01/31/2049
	(Acquired Multiple Dates, Cost $773,580) (a)	455,129
	Marshall & Ilsley Bank
1,655,000	5.413%, 12/04/2012	1,294,721
	Regions Bank
440,000	7.500%, 05/15/2018	378,150
	Royal Bank of Scotland Group Plc
1,290,000	6.990%, 10/29/2049 (Multiple Dates, Cost $817,205) (a)(b)(c)	603,122
	Suntrust Bank
695,000	5.919%, 05/21/2012	633,972
	Wachovia Corp.
1,230,000	5.800%, 08/29/2049 (c)	725,700
	Wells Fargo Alternative Loan Trust
895,000	7.700%, 12/29/2049 (c)	738,653
		6,249,398
	Computers & Peripherals 0.6%
	Tyco Electronics Group S A
275,000	6.000%, 10/01/2012 (b)	248,078
295,000	5.950%, 01/15/2014 (b)	255,524
		503,602

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Principal Amount		Value
	CORPORATE BONDS 48.3% (continued)
	Consumer Finance 1.4%
	ERAC USA Finance Co.
$1,010,000	6.375%, 10/15/2017
	(Acquired 10/21/2008 and 10/23/2008, Cost $805,118) (a)	$700,952
	Household Finance Corp.
230,000	6.375%, 10/15/2011	226,286
210,000	4.750%, 07/15/2013	191,578
		1,118,816
	Diversified Financial Services 10.1%
	American Express Credit Co.
600,000	7.300%, 08/20/2013	614,155
	American General Finance
275,000	5.900%, 09/15/2012	118,166
705,000	6.900%, 12/15/2017	305,105
	Bank of America Corp.
1,340,000	8.000%, 12/29/2049 (c)	963,846
	Cargill, Inc.
230,000	5.600%, 09/15/2012 (Acquired 9/06/2007, Cost $229,929) (a)	216,575
	CIT Group Inc.
200,000	5.168%, 11/03/2010	151,943
50,000	5.600%, 11/02/2011 (b)	40,768
170,000	5.610%, 02/13/2012	133,427
425,000	7.625%, 11/30/2012	358,772
310,000	5.638%, 12/21/2012	220,324
	Citigroup, Inc.
140,000	5.500%, 02/15/2017	127,372
	Credit Suisse Guernsey
1,520,000	5.860%, 05/15/2017 (b)(c)	709,434
	Genworth Global Funding
195,000	5.200%, 10/08/2010	153,987
325,000	5.875%, 05/03/2013 (Acquired 11/25/2008, Cost $190,233) (a)	243,053
	International Lease Finance Corp.
530,000	5.350%, 03/01/2012	367,563
175,000	5.300%, 05/01/2012	122,920
235,000	5.625%, 09/20/2013	156,927
	JP Morgan Chase & Co.
840,000	7.900%, 10/30/2049 (c)	698,737

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Principal Amount		Value
	CORPORATE BONDS 48.3% (continued)
	Diversified Financial Services 10.1% (continued)
	Liberty Property LP
$745,000	6.625%, 10/01/2017	$492,661
	Pricoa Global Funding I
75,000	3.565%, 01/30/2012 (Acquired 12/18/2008, Cost $57,677) (a)(c)	56,513
350,000	5.400%, 10/18/2012
	(Acquired 10/11/2007 and 4/25/2008, Cost $349,441) (a)	323,619
	Prudential Financial Inc.
530,000	6.000%, 12/01/2017	425,165
	Simon Property Group LP
340,000	5.100%, 06/15/2015	208,428
225,000	5.750%, 12/01/2015	146,969
40,000	6.100%, 05/01/2016	25,561
165,000	5.250%, 12/01/2016	105,432
	Societe Generale
490,000	5.922%, 04/05/2017
	(Acquired 11/26/2008, Cost $254,846) (a)(b)(c)	229,061
	Windsor Financing LLC
191,909	5.881%, 07/15/2017
	(Acquired Multiple Dates, Cost $191,882) (a)	202,477
		7,918,960
	Diversified Telecommunication Services 3.1%
	AT&T Inc.
410,000	6.700%, 11/15/2013	434,322
	British Telecom plc
830,000	5.950%, 01/15/2018 (b)	722,073
	Comcast Cable Communications Holdings, Inc.
165,000	8.375%, 03/15/2013	170,697
	Deutsche Telekom International Finance BV
220,000	5.750%, 03/23/2016 (b)	210,592
	Telecom Italia Capital
420,000	5.250%, 11/15/2013 (b)	320,250
	Telefonica Emisiones SAU
220,000	6.221%, 07/03/2017 (b)	216,743
	Verizon Communications
400,000	5.500%, 02/15/2018	384,738
		2,459,415

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Principal Amount		Value
	CORPORATE BONDS 48.3% (continued)
	Electric Utilities 4.7%
	Commonwealth Edison Co.
$640,000	4.740%, 08/15/2010	$630,033
200,000	5.950%, 08/15/2016	186,640
40,000	6.150%, 09/15/2017	37,194
	Entergy Arkansas Inc.
195,000	4.500%, 06/01/2010	187,786
280,000	5.000%, 07/01/2018
	(Acquired 6/18/2003 and 8/03/2007, Cost $275,509) (a)	231,187
	Entergy Gulf States, Inc.
345,000	4.875%, 11/01/2011	319,938
445,000	5.250%, 08/01/2015	379,748
	Entergy Louisiana LLC
170,000	5.500%, 04/01/2019	149,073
	FPL Energy Virgina Funding Corp.
147,221	7.520%, 06/30/2019
	(Acquired 02/10/2006 and 8/03/2007, Cost $156,715) (a)	141,856
	Great River Energy
327,398	5.829%, 07/01/2017
	(Acquired 06/21/2007 and 8/03/2007, Cost $327,398) (a)	273,790
100,000	7.233%, 07/01/2038 (Acquired 4/23/2008, Cost $100,000) (a)(e)	116,564
	Indianapolis Power & Light Co.
80,000	6.300%, 07/01/2013
	(Acquired 10/17/2006 and 8/03/2007, Cost $82,135) (a)	82,203
290,000	6.050%, 10/01/2036
	(Acquired Multiple Dates, Cost $276,305) (a)	255,261
	Mackinaw Power LLC
228,725	6.296%, 10/31/2023
	(Acquired Multiple Dates, Cost $229,085) (a)	186,756
	Public Service Electric & Gas
105,000	5.300%, 05/01/2018	101,987
	Virginia Electric & Power Co.
220,000	5.950%, 09/15/2017	221,460
	Westar Energy Inc.
166,000	6.000%, 07/01/2014	160,368
		3,661,844

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Principal Amount		Value
	CORPORATE BONDS 48.3% (continued)
	Food & Staples Retailing 0.2%
	Kraft Foods, Inc.
$205,000	6.125%, 02/01/2018	$200,879

	Gas Utilities 1.9%
	Alliance Pipeline U.S.
418,527	4.591%, 12/31/2025
	(Acquired Multiple Dates, Cost $389,240) (a)	432,046
	Gulfstream Natural Gas
195,000	5.560%, 11/01/2015
	(Acquired Multiple Dates, Cost $195,201) (a)	163,526
	Northern Natural Gas Co.
700,000	5.375%, 10/31/2012
	(Acquired 04/05/2006 and 9/22/2008, Cost $697,803) (a)	689,952
	Source Gas LLC
175,000	5.900%, 04/01/2017
	(Acquired 04/11/2007 and 8/03/2007, Cost $174,449) (a)	137,152
	Southern Star Cent Gas
50,000	6.000%, 06/01/2016
	(Acquired 4/06/2006 and 8/03/2007, Cost $49,832) (a)	40,000
		1,462,676
	Health Care Providers & Services 0.3%
	United Health Group, Inc.
95,000	6.000%, 02/15/2018	87,650
	Wellpoint, Inc.
180,000	5.875%, 06/15/2017	163,824
		251,474
	Insurance 5.3%
	Hartford Financial Services Group
520,000	2.469%, 08/15/2013 (Acquired 8/28/2008, Cost $481,544) (a)	474,871
280,000	5.375%, 03/15/2017	203,971
360,000	6.300%, 03/15/2018	272,980
	Hartford Life Global Funding
85,000	2.096%, 03/15/2011 (c)	71,002

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Principal Amount		Value
	CORPORATE BONDS 48.3% (continued)
	Insurance 5.3% (continued)
	Jackson National Life Global Funding
$155,000	5.125%, 02/10/2011
	(Acquired Multiple Dates, Cost $153,977) (a)	$143,596
180,000	5.375%, 05/08/2013
	(Acquired 5/01/2008 and 5/28/2008, Cost $179,526) (a)	162,669
	Met Life Global Funding
345,000	5.125%, 04/10/2013 (Acquired 4/07/2008, Cost $344,745) (a)	321,457
355,000	6.817%, 08/15/2018	338,103
	Monumental Global Funding
355,000	5.254%, 01/25/2013
	(Acquired Multiple Dates, Cost $327,111) (a)	252,815
260,000	5.500%, 04/22/2013 (Acquired 4/18/2008, Cost $259,888) (a)	245,286
	Nationwide Life Global Fund
85,000	2.296%, 02/27/2012 (Acquired 12/19/2008, Cost $65,987) (a)(c)	66,007
795,000	5.450%, 10/02/2012 (Acquired 9/25/2007, Cost $794,006) (a)	620,796
	Principal Life Funding
295,000	5.150%, 06/17/2011	275,433
	Protective Life Corp.
730,000	5.450%, 09/28/2012	640,458
	Prudential Financial Inc.
65,000	5.150%, 01/15/2013	52,797
		4,142,241
	Media 2.1%
	Comcast Corp.
215,000	6.300%, 11/15/2017	209,301
	Cox Communications Inc.
220,000	9.375%, 01/15/2019 (Acquired 12/08/2008, Cost $218,225) (a)	230,186
	Time Warner, Inc.
345,000	6.750%, 07/01/2018	332,168
185,000	8.750%, 02/14/2019	201,157
350,000	7.700%, 05/01/2032	350,432
	Viacom, Inc.
400,000	6.250%, 04/30/2016	331,557
		1,654,801

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Principal Amount		Value
	CORPORATE BONDS 48.3% (continued)
	Metals & Mining 1.2%
	Alcoa Inc.
$410,000	6.000%, 07/15/2013	$370,715
670,000	6.750%, 07/15/2018	548,151
		918,866
	Multi-Utilities & Unregulated Power 0.9%
	Kern River Funding Corp.
269,360	4.893%, 04/30/2018
	(Acquired Multiple Dates, Cost $264,792) (a)	211,604
	Kiowa Power Partners LLC
196,674	4.811%, 12/30/2013
	(Acquired 11/22/2004 and 8/03/2007, Cost $196,521) (a)	183,890
	Midamerican Energy Holdings
290,000	6.500%, 09/15/2037	283,082
		678,576
	Oil, Gas & Consumable Fuels 0.8%
	PF Export Receivables Master Trust
318,768	3.748%, 06/01/2013
	(Acquired Multiple Dates, Cost $318,876) (a)	338,783
	Valero Energy Corp.
400,000	6.625%, 06/15/2037	294,201
		632,984
	Real Estate Investment Trusts 2.0%
	AMB Property LP
545,000	6.300%, 06/01/2013	343,178
	Boston Properties LP
385,000	6.250%, 01/15/2013	285,808
	Federal Realty Investment Trust
235,000	5.650%, 06/01/2016	154,441
235,000	6.200%, 01/15/2017	149,822
	Prologis Trust
250,000	5.625%, 11/15/2016	119,910
290,000	6.625%, 05/15/2018	138,714
	Regency Centers LP
625,000	5.250%, 08/01/2015	414,211
		1,606,084

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Principal Amount		Value
	CORPORATE BONDS 48.3% (continued)
	Transportation 1.9%
	Burlington North Santa Fe
$332,946	6.230%, 07/02/2018 (e)	$338,293
365,015	4.575%, 01/15/2021	340,495
	CSX Transportation, Inc.
145,000	6.750%, 03/15/2011	144,429
355,928	6.251%, 01/15/2023	333,293
	Union Pacific Corp.
357,140	5.404%, 07/02/2025 (e)	344,932
		1,501,442
	Utilities 0.2%
	Appalachian Power Co.
185,000	5.650%, 08/15/2012	175,469
	Total Corporate Bonds
	(Cost $42,419,547)	37,992,947

	MORTGAGE BACKED SECURITIES 43.4%
	Banc of America Commercial Mortgage Inc.
1,005,000	Series 2006-5, Class A4, 5.414%, 09/10/2016	794,439
760,000	Series 2006-3, Class A4, 5.889%, 07/10/2044	619,362
710,000	Series 2006-1, Class A4, 5.372%, 09/10/2045	568,191
340,000	Series 2006-4, Class A4, 5.634%, 07/10/2046	271,933
805,000	Series 2007-3, Class A2, 5.659%, 06/10/2049	635,686
	Bear Stearns Commercial Mortgage Securities
280,000	Series 2005-PWR10, Class A4, 5.405%, 12/11/2040	238,115
	Citigroup/Deutsche Bank Commercial Mortgage Trust
870,000	Series 2006-CD2, Class A4, 5.545%, 01/15/2046	697,785
1,745,000	Series 2006-CD3, Class A5, 5.617%, 10/15/2048	1,389,834
280,000	Series 2006-C4, Class A3, 5.721%, 03/15/2049	219,557
390,000	Series 2006-C5, Class A2, 5.378%, 10/15/2049	322,633
785,000	Series 2006-C5, Class A1, 5.720%, 10/15/2049	615,311
955,000	Series 2007-CD4, Class A4, 5.322%, 12/11/2049	666,682
	CitiMortgage Alternative Loan Trust
1,671,847	Series 2007-A7, Class 3A1, 5.750%, 07/25/2022	1,149,395
	Commercial Mortgage Pass-Through Certificate
1,905,000	Series 2006-C7, Class A4, 5.768%, 06/10/2046	1,552,615

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Principal Amount		Value
	MORTGAGE BACKED SECURITIES 43.4% (continued)
	Credit Suisse First Boston Mortgage Securities Corp.
$120,205	Pool # 2005-10, 5.000%, 09/25/2015	$99,320
27,981	Pool # 2003-1, 7.000%, 02/25/2033	26,191
190,000	Pool # 2005-C5, 5.100%, 08/15/2038	155,478
115,000	Pool # 2006-C5, 5.246%, 12/15/2039	93,490
850,000	Pool # 2007-C2, 5.448%, 01/15/2049	646,202
	Credit Suisse Mortgage Capital Certificates
260,000	Series 2007-C1, Class A3, 5.383%, 02/15/2040	156,032
	CWCapital Cobalt
705,000	Series 2007-C3, Class A4, 6.015%, 05/15/2046 (c)	518,393
350,000	Series 2006-C1, Class A2, 5.174%, 08/15/2048	286,814
	FHLMC Pools
87,672	Pool # 2775, 3.000%, 11/15/2013	87,611
	FHLMC Remic
5,967	Series 2508, Class CR, 4.500%, 03/15/2016	5,965
	GE Capital Mortgage Corporation
645,000	Series 2005-C4, Class A4, 5.333%, 11/10/2045 (c)	534,335
	GMAC Commercial Mortgage Securities Inc.
440,000	Pool # 2006-C1, 5.238%, 11/10/2045	350,626
	Greenwich Capital Commercial Funding Corp.
540,000	Series 2005-GG5, Class A5, 5.224%, 04/10/2037	443,774
180,000	Series 2006-GG7, Class A2, 5.914%, 07/10/2038	155,404
1,705,000	Series 2006-GG7, Class A4, 6.110%, 07/10/2038 (c)	1,330,683
480,000	Series 2007-GG9, Class A2, 5.381%, 03/10/2039	378,364
1,150,000	Series 2007-GG9, Class A4, 5.444%, 03/10/2039	875,302
388,853	Series 2007-GG11, Class A1, 5.358%, 12/10/2049	347,764
	GS Mortgage Securities Corp. II
549,014	Series 2007-EOP, Class A1, 5.410%, 03/06/2020
	(Acquired 9/17/2007 and 4/22/2008, Cost $539,337) (a)(c)	403,873
	JP Morgan Chase Commercial Mortgage Securities Corp.
510,000	Series 2006-LDP9, Class A3, 5.336%, 05/15/2047	382,590
	LB-UBS Commercial Mortgage Trust
18,590	Series 2003-C, Class A2, 3.086%, 05/15/2027	18,549
355,000	Series 2005-C7, Class A4, 5.197%, 11/15/2030	293,092
1,035,000	Series 2006-C4, Class A4, 6.080%, 06/15/2038 (c)	851,405
875,000	Series 2006-C6, Class A4, 5.372%, 09/15/2039	686,443
150,000	Series 2007-C1, Class A2, 5.318%, 02/15/2040	119,616
1,274,000	Series 2007-C2, Class A2, 5.330%, 02/15/2040	1,004,711

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Principal Amount		Value
	MORTGAGE BACKED SECURITIES 43.4% (continued)
	LB-UBS Commercial Mortgage Trust (continued)
$580,000	Series 2007-C1, Class A4, 5.424%, 02/15/2040	$430,297
1,195,000	Series 2007-C2, Class A3, 5.430%, 02/15/2040	858,852
1,468,000	Series 2007-C3, Class A4, 6.136%, 07/15/2044 (c)	1,124,552
	Master Alternative Loans Trust
128,794	Pool # 2004-6, 4.500%, 07/25/2014	112,292
	Master Asset Securitization Trust
116,367	Pool # 2004-3, 4.750%, 01/25/2014	113,603
	Merrill Lynch Commercial Mortgage Trust
800,000	Series 2005-LC1, Class A4, 5.291%, 01/12/2044	656,256
580,000	Series 2006-2, Class A4, 5.910%, 06/12/2046 (c)	464,705
525,000	Series 2006-3, Class A4, 5.414%, 07/12/2046	413,093
155,000	Series 2007-7, Class A2, 5.693%, 06/12/2050	121,357
440,000	Series 2007-C1, Class A2, 5.725%, 06/12/2050	343,036
	Morgan Stanley Capital I
1,665,000	Series 2006-IQ11, Class A4, 5.944%, 10/15/2042	1,366,642
	Residential Accredit Loans, Inc.
319,290	Series 2004-QS4, Class A1, 4.350%, 03/25/2034	280,550
	Residential Asset Securitization Trust
285,578	Series 2003-A6, Class A1, 4.500%, 07/25/2033	258,011
	Wachovia Bank Commercial Mortgage Trust
590,000	Series 2006-C25, Class A4, 5.926%, 05/15/2043 (e)	469,743
795,000	Series 2005-C22, Class A4, 5.445%, 12/15/2044	636,865
1,435,000	Series 2006-C23, Class A4, 5.418%, 01/15/2045	1,119,064
2,495,000	Series 2006-C24, Class A3, 5.558%, 03/15/2045	1,976,995
455,000	Series 2006-C27, Class A3, 5.765%, 07/15/2045	363,414
435,000	Series 2007-C34, Class A3, 5.680%, 05/15/2046	315,395
1,260,000	Series 2007-C31, Class A2, 5.421%, 04/15/2047	977,396
1,565,000	Series 2006-C29, Class A4, 5.380%, 11/15/2048	1,172,797
	Wells Fargo Mortgage Backed Securities Trust
683,361	Pool # 2006-3, 5.500%, 03/25/2036	596,896
	Total Mortgage Backed Securities
	(Cost $39,582,194)	34,165,376

	U.S. TREASURY OBLIGATIONS 0.0%
	U.S. Treasury Bonds 0.0%
284	1.750%, 01/15/2028	262

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Principal Amount		Value
	U.S. TREASURY OBLIGATIONS 0.0% (continued)
	U.S. Treasury Note 0.0%
$244	2.000%, 01/15/2016	$234

	Total U.S. Treasury Obligations
	(Cost $443)	496

	SHORT-TERM INVESTMENTS 4.8%
	Commercial Paper 3.9%
3,025,000	US Bancorp 01/02/2009	3,024,998

	Variable Rate Demand Notes (d) 0.9%
722,047	Wisconsin Corporate Central Credit Union, 4.869%	722,047

	Total Short-Term Investments
	(Cost $3,747,045)	3,747,045

	Total Investments 99.7%
	(Cost $88,654,996)	78,468,795

	Other Assets in Excess of Liabilities 0.3%	205,759

	TOTAL NET ASSETS 100.0%	$78,674,554

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.  The total value of these securities amounted to $10,852,665 (13.8% of net assets) at December 31, 2008.

(b)	U.S.-dollar denominated security of foreign issuer.
(c)	Adjustable Rate.
(d)	Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2008.
(e)	Security is fair valued. As of December 31, 2008, the fair value of these investments was $1,553,218 or 2.0% of total net assets.

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008 (Unaudited)

Assets:
Investments at value (cost $88,654,996)	$78,468,795
Cash	3,064,840
Interest receivable	927,002
Receivable for investments sold	1,727
Receivable for Fund shares sold	208,741
Receivable from Adviser	23,153
Prepaid expenses and other assets	16,813
Total assets	82,711,071

Liabilities:
Payable for investments purchased	3,967,286
Accrued expenses	69,231
Total liabilities	4,036,517
Net Assets	$78,674,554

Net Assets Consist of:
Paid in capital	$91,967,584
Undistributed net investment income	370,787
Accumulated net realized loss	(3,477,616)
Net unrealized depreciation on investments	(10,186,201)
Net Assets	$78,674,554

Capital Stock, $0.01 Par Value
Authorized	50,000,000
Issued and outstanding	8,486,415
Net Asset Value, Redemption Price and Offering Price Per Share	$9.27

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
STATEMENT OF OPERATIONS

Six Months Ended
December 31, 2008
(Unaudited)
Investment Income:
Interest	$2,957,534

Expenses:
Investment advisory fees (Note 3)	208,647
Fund administration and accounting fees	39,928
Audit fees	16,560
Custody fees	14,536
Federal and state registration fees	11,776
Legal fees	11,040
Shareholder servicing fees	4,784
Directors’ fees and related expenses	4,232
Compliance related expenses	4,048
Reports to shareholders	1,104
Other	2,208
Total expenses before waiver and reimbursement	318,863
Waiver and reimbursement of expenses by Adviser (Note 3)	(144,991)
Net expenses	173,872
Net Investment Income	2,783,662

Realized and Unrealized
Gain on Investments:
Realized gain (loss) on:
Investments	(2,614,238)
Swap contracts	71,749
Change in net unrealized appreciation/depreciation on:
Investments	(9,744,090)
Swap Contracts	72,889
Net Realized and Unrealized
Loss on Investments	(12,213,690)
Net Decrease in Net Assets
Resulting from Operations	$(9,430,028)

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended
	December 31, 2008	Year Ended
	(Unaudited)	June 30, 2008
Operations:
Net investment income	$2,783,662	$4,469,938
Net realized gain (loss) on:
Investments	(2,614,238)	2,827,256
Swap contracts	71,749	(326,444)
Change in net unrealized appreciation/depreciation on:
Investments	(9,744,090)	136,506
Swap contracts	72,889	(78,950)
Net increase (decrease) in net assets
resulting from operations	(9,430,028)	7,028,306

Distributions
Paid From:
Net investment income	(2,501,648)	(4,337,398)
Net decrease in net assets resulting
from distributions paid	(2,501,648)	(4,337,398)

Capital Share
Transactions:
Shares issued in connection with acquisition of
Columbus Core Fund (see Note 7)	—	14,423,390
Shares sold	13,440,238	25,991,538
Shares issued to holders in
reinvestment of distributions	1,923,912	3,182,396
Shares redeemed	(24,624,121)	(37,193,125)
Net increase (decrease) in net assets resulting
from capital share transactions	(9,259,971)	6,404,199
Total Increase (Decrease) in Net Assets	(21,191,647)	9,095,107

Net Assets:
Beginning of period	99,866,201	90,771,094
End of period
(includes undistributed net investment income
of $370,787 and $88,773, respectively)	$78,674,554	$99,866,201

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
FINANCIAL HIGHLIGHTS

	Six Months
	Ended		Year	Year	Year	Year	Year
	December 31,		Ended	Ended	Ended	Ended	Ended
	2008		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2008	2007	2006	2005	2004
Net Asset Value,
Beginning of Period	$10.30		$9.99	$9.86	$10.36	$10.22	$10.62

Income (Loss)
from Investment
Operations:
Net investment income	0.30		0.48	0.48	0.42	0.37	0.31
Net realized and unrealized
gain (loss) on investments	(1.07)		0.30	0.13	(0.43)	0.27	(0.15)
Total Income (Loss) from
Investment Operations	(0.77)		0.78	0.61	(0.01)	0.64	0.16

Less Distributions
Paid:
From net investment income	(0.26)		(0.47)	(0.48)	(0.43)	(0.37)	(0.31)
From net realized gain on investments	—		—	—	(0.06)	(0.13)	(0.25)
Total Distributions Paid	(0.26)		(0.47)	(0.48)	(0.49)	(0.50)	(0.56)

Net Asset Value, End of Period	$9.27		$10.30	$9.99	$9.86	$10.36	$10.22
Total Return	(7.47	)%(2)	7.89%	6.26%	(0.11)%	6.32%	1.53%

Supplemental Data
and Ratios:
Net assets, end of period
(in thousands)	$78,675		$99,866	$90,771	$96,887	$95,719	$123,913
Ratio of expenses to
average net assets
Before waivers
and reimbursements	0.64	%(1)	0.66%	0.66%	0.65%	0.62%	0.62%
Net of waivers
and reimbursements	0.35	%(1)	0.30%	0.20%	0.20%	0.40%	0.42%
Ratio of net investment income to
average net assets
Before waivers
and reimbursements	5.31	%(1)	4.29%	4.31%	3.75%	2.85%	2.19%
Net of waivers
and reimbursements	5.60	%(1)	4.65%	4.77%	4.20%	3.07%	2.39%
Portfolio turnover rate	261	%(2)	965%	980%	1,121%	1,080%	1,104%

(1)	Annualized.
(2)	Not annualized.

The accompanying notes are an integral part of these financial statements.

FRONTEGRA
IRONBRIDGE
SMALL CAP FUND

FRONTEGRA
IRONBRIDGE
SMID FUND

REPORT FROM IRONBRIDGE CAPITAL MANAGEMENT, L.P.

Dear Fellow Shareholders:

The Frontegra IronBridge Small Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The objective is relative to and measured against the Russell 2000®(1) Index.

The Frontegra IronBridge SMID Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small and mid market capitalizations.  The objective is relative to and measured against the Russell 2500™(2) Index.

Performance Review

For the six months ending December 31, 2008, the Frontegra IronBridge Small Cap Fund returned -28.82% net of fees, versus the Russell 2000 benchmark -26.94% return for the same period.

Small Cap Fund Best Performers	Return	Small Cap Fund Worst Performers	Return
CATHAY GENERAL BANCORP	95.52%	BERRY PETROLEUM CO	-87.04%
NETFLIX INC	48.83%	INTERNATIONAL COAL GROUP INC	-82.05%
UNITED BANKSHARES INC	47.46%	SANGAMO BIOSCIENCES INC	-77.85%
STAGE STORES INC	35.12%	TESCO CORP	-77.42%
METABOLIX INC	32.18%	RTI INTERNATIONAL METALS INC	-76.28%
INSITUFORM TECHNOLOGIES INC	31.57%	FIRST INDUSTRIAL
SELECTIVE INSURANCE GROUP	24.97%	REALTY TRUST INC	-72.98%
TRACTOR SUPPLY CO	24.55%	OIL STATES INTERNATIONAL INC	-70.76%
STEWART INFORMATION		GRAFTECH INTERNATIONAL LTD	-70.01%
SERVICES CORP	21.89%	UNIT CORP	-67.92%
ANSYS INC	21.43%	OCEANEERING INTERNATIONAL INC	-63.04%

For the six month period, stock selection for the Frontegra IronBridge Small Cap Fund subtracted approximately 250 basis points, while sector allocation added approximately 50 basis points. Stock selection was strong among our Consumer Discretionary and Information Technology holdings, but weaker among our Health Care and Utilities holdings.

The Frontegra IronBridge SMID Fund returned -30.65% net of fees versus the Russell 2500 Index’s -31.21% return for the six months ending December 31, 2008.

SMID Fund Best Performers	Return	SMID Fund Worst Performers	Return
BARR PHARMACEUTICALS INC	40.87%	BERRY PETROLEUM CO	-83.53%
O’REILLY AUTOMOTIVE INC	37.99%	ARCH COAL INC	-77.94%
CYPRESS SEMICONDUCTOR CORP	15.62%	BE AEROSPACE INC	-72.22%
SANDISK CORP	14.43%	HELMERICH & PAYNE INC	-67.72%
POLYCOM INC	11.84%	AFFILIATED MANAGERS GROUP INC	-67.16%
JACOBS ENGINEERING GROUP INC	8.62%	FMC TECHNOLOGIES INC	-67.03%
INTUIT INC	7.05%	PRIDE INTERNATIONAL INC	-65.18%
CITY NATIONAL CORP/CA	5.06%	ABERCROMBIE & FITCH CO	-63.62%
VIASAT INC	5.00%	CEPHEID INC	-63.43%
OWENS & MINOR INC	4.49%	GRAFTECH INTERNATIONAL LTD	-62.29%
_______________
(1)	Russell 2000® Index is either a registered trademark or tradename of Russell Investment Group in the U.S. and/or other countries. Indexes are unmanaged and cannot be invested in directly.
(2)	Russell 2500™ Index is either a registered trademark or tradename of Russell Investment Group in the U.S. and/or other countries. Indexes are unmanaged and cannot be invested in directly.

For the six month period, stock selection for the Frontegra IronBridge SMID Fund subtracted approximately 125 basis points, while sector allocation added approximately 200 basis points. Stock selection for the year was led by Consumer Discretionary, Materials, and, Information Technology holdings. Stock selection was weak within the Utilities and Financials sectors.

As we are all painfully aware, the broad, global, decline of financial assets accelerated during the fourth quarter of 2008. Due to the continuous unwinding of financial innovation, credit markets froze and cut off the lifeblood of global investment and consumption. The U.S. government responded by upping the taxpayer’s ante and committing roughly $4 trillion of taxpayer money to various bailout programs to “take care of” the problem. This commitment is up from a shocking $800 billion last quarter in the third quarter of 2008. Like King Canute’s vain effort to hold back the ocean tide, our government leaders’ belief in their power to stem the financial tide is proving illusory.

Other than cash under the mattress, or Treasury debt, there was no place to hide. Over the fourth quarter, the Russell 2000 Index fell 26.12% and the Russell 2500 Index fell 26.25%. As participants in the overleveraged global financial system continued to sell assets in order to bring leverage down to a more manageable level, other indices and asset classes experienced similar declines.

The calendar year 2008 will go down in history as one of the worst stock market declines in over a century. The MSCI World Index declined 40.71%, the S&P 500 declined 37.00%, the Russell 2500 declined 36.79%, and the Russell 2000 declined 33.79%. Our funds declined less; however, there is not much comfort, or satisfaction, in knowing that we met our objective of outperforming the benchmark while posting a decline of this magnitude.

We need to keep in mind that bear markets are a natural, and necessary, component of investing. They are required in order to right financial wrongs, clear out excess, and remind stewards of capital of the importance of trust and integrity to the proper functioning of capital markets. They also make us ask the question, “What went wrong?” and motivate all who have a stake in the system to seek ways of doing things even better in the future.

Portfolio Outlook: Volatility

Markets will most likely remain volatile; but we view that positively. We think investors spend too much fruitless effort trying to reduce volatility. Volatility merely reflects collective uncertainty.  Perhaps volatility became misunderstood when investment time horizons were so compressed.  Maybe volatility is not the enemy. Maybe volatility should be viewed as the natural outcome of the competition for capital as the market sorts out winners and losers. Volatility and bear markets are a necessary part of achieving long-term investment objectives. Since starting IronBridge’s Small Cap Core strategy in April 1999, an original investment in the product has been down at least 10% within a ten-month period at least seven times over nine and a half years, while posting an 8%+ annualized return.  If viewed through a short-term, twelve-month lens, the volatility is frightening and stressful. However, if viewed through a long-term lens, and a deeper understanding of the proper role of capital markets, one begins to appreciate that volatility and bear markets serve an important role in weeding and pruning the forest so new growth can occur, creating opportunities.  Enron and WorldCom come to mind as a few weeds that had to go in the 2002 bear market.  Google comes to mind as a new growth opportunity that rose out of the ashes of the tech bust.

In IronBridge Capital Management’s strategizing, volatility is opportunity, not a problem, because we are long term and not leveraged. We benefit from buying extremely well managed companies at distressed valuation levels, at the expense of over-levered speculators who are forced to liquidate in order to pay off their debt. Granted, over-levered speculators are setting prices today and the economy is negatively impacted by the economic carnage left by their actions. However, we believe the ultimate long-term beneficiaries of the current financial crisis must be equities when markets settle back into “normalcy.” Long-term treasuries yielding 2.5% looked pretty smart for 2008, but we doubt they will by 2018 after nearly $5 trillion (and counting) of government bailout money hits the monetary base over the next several years.

We believe equities provide the best long-term return and provide an inflationary hedge relative to cash or bonds. This is because equities will participate in the wealth created from future human innovation and productivity increases. High-grade bond returns capture only promises to repay from existing levels of productivity (cash flow). Although they offer a more predictable return, high-grade bonds often lag behind equities over the long term because they do not participate in future wealth creation, nor do they protect against inflation. Government bonds fail to provide any real after-tax return over the long term because the source of their cash flow is not linked to any form of productivity, but rather to wealth transfer by taxing productivity, with no principal risk, due to the government’s monopoly on the power to tax and/or print money. Therefore, we think the best investment for the long term is equities, despite the anticipated near-term volatility. Buy low. Sell high. Right?

Our strategy never wavers. It is to invest in companies that are good stewards of shareholder capital and that are likely to exceed long-term expectations implied by their current share price. Today, the environment is challenging for sure, but we believe our unique economic framework and life cycle approach to investing puts us in a position to benefit from volatility for the long-term benefit of our clients.

Thank you for your continued support.

Best regards,

Christopher C. Faber	Jeffrey B. Madden
IronBridge Capital Management, L.P.	IronBridge Capital Management, L.P.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

* 8/30/02 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 12/31/08	FUND	INDEX

SIX MONTHS	(28.82)%	(26.94)%

ONE YEAR	(31.75)%	(33.79)%

FIVE YEAR
AVERAGE ANNUAL	1.42%	(0.93)%

SINCE COMMENCEMENT
AVERAGE ANNUAL	8.10%	5.27%

This chart assumes an initial gross investment of $100,000 made on 8/30/02 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in the index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS
December 31, 2008 (Unaudited)

Number of Shares		Value
	COMMON STOCKS 95.3%
	Aerospace & Defense 4.2%
64,068	Esterline Technologies Corp. (a)	$2,427,537
134,727	Moog Inc. - Class A (a)	4,926,966
103,976	Orbital Sciences Corp. (a)	2,030,651
49,057	Triumph Group, Inc.	2,082,960
		11,468,114
	Auto Components 1.0%
156,035	Gentex Corp.	1,377,789
133,823	Superior Industries International, Inc.	1,407,818
		2,785,607
	Biotechnology 3.7%
164,470	Cepheid, Inc. (a)	1,707,199
210,044	Exelixis, Inc. (a)	1,054,421
103,898	Isis Pharmaceuticals, Inc. (a)	1,473,274
56,910	Metabolix, Inc. (a)	723,895
11,060	Myriad Genetics, Inc. (a)	732,835
38,720	Onyx Pharmaceuticals, Inc. (a)	1,322,675
50,327	Techne Corp.	3,247,098
		10,261,397
	Building Products 1.9%
243,737	Apogee Enterprises, Inc.	2,525,115
97,832	Universal Forest Products, Inc.	2,632,659
		5,157,774
	Capital Markets 2.1%
259,113	Jefferies Group, Inc.	3,643,129
55,410	Optionsxpress Holdings, Inc.	740,277
83,054	Waddell & Reed Financial, Inc.	1,284,015
		5,667,421
	Chemicals 4.2%
59,158	Arch Chemicals, Inc.	1,542,249
82,914	FMC Corp.	3,708,743
76,529	Lubrizol Corp.	2,784,890
166,927	Methanex Corp. (b)	1,876,260
40,460	Minerals Technologies Inc.	1,654,814
		11,566,956

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Number of Shares		Value
	COMMON STOCKS 95.3% (continued)
	Commercial Banks 4.7%
63,536	Cullen/Frost Bankers, Inc.	$3,220,004
136,315	First Midwest Bancorp, Inc.	2,722,211
156,086	Sterling Bancshares, Inc.	949,003
40,773	United Bankshares, Inc.	1,354,479
79,219	Westamerica Bancorporation	4,052,052
56,190	Wilshire Bancorp, Inc.	510,205
		12,807,954
	Commercial Services & Supplies 0.8%
10,097	Strayer Education, Inc.	2,164,898

	Communications Equipment 2.2%
34,380	Comtech Telecommunications (a)	1,575,292
90,640	Polycom, Inc. (a)	1,224,546
242,239	Tekelec (a)	3,231,468
		6,031,306
	Computers & Peripherals 0.9%
149,804	Synaptics Inc. (a)	2,480,754

	Construction & Engineering 0.5%
62,669	Insituform Technologies, Inc. (a)	1,233,953

	Distributors 0.4%
53,989	WESCO International, Inc. (a)	1,038,209

	Diversified Financial Services 0.3%
24,168	GATX Corp.	748,483

	Electric Utilities 1.5%
147,945	Black Hills Corp.	3,988,597

	Electrical Equipment 3.2%
87,004	American Superconductor Corp. (a)	1,419,035
41,808	Sunpower Corp. (a)	1,272,636
127,668	Thomas & Betts Corp. (a)	3,066,585
130,986	Woodward Governor Co.	3,015,298
		8,773,554

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Number of Shares		Value
	COMMON STOCKS 95.3% (continued)
	Electronic Equipment & Instruments 7.4%
145,252	Daktronics, Inc.	$1,359,559
143,530	Flir Systems, Inc. (a)	4,403,500
32,642	Itron, Inc. (a)	2,080,601
159,955	National Instruments Corp.	3,896,504
64,606	Rofin-Sinar Technologies, Inc. (a)	1,329,591
75,210	Scansource, Inc. (a)	1,449,297
202,798	Trimble Navigation Ltd. (a)	4,382,465
212,729	Veeco Instruments, Inc. (a)	1,348,702
		20,250,219
	Energy Equipment & Services 3.4%
48,021	Lufkin Industries, Inc.	1,656,724
98,506	Oceaneering International, Inc. (a)	2,870,465
112,255	Oil States International, Inc. (a)	2,098,046
102,489	Unit Corp. (a)	2,738,506
		9,363,741
	Food Products 1.1%
105,377	Corn Products International, Inc.	3,040,127

	Gas Utilities 3.3%
137,238	AGL Resources, Inc.	4,302,411
155,086	Southern Union Co.	2,022,322
113,317	UGI Corp.	2,767,201
		9,091,934
	Health Care Equipment & Supplies 6.1%
119,025	ABIOMED, Inc. (a)	1,954,391
51,285	Analogic Corp.	1,399,055
31,458	Gen-Probe, Inc. (a)	1,347,661
123,894	Hansen Medical, Inc. (a)	894,515
39,018	IDEXX Laboratories, Inc. (a)	1,407,769
93,623	Illumina, Inc. (a)	2,438,879
79,860	SonoSite, Inc. (a)	1,523,729
129,589	Varian, Inc. (a)	4,342,527
69,562	Zoll Medical Corp. (a)	1,314,026
		16,622,552

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Number of Shares		Value
	COMMON STOCKS 95.3% (continued)
	Health Care Providers & Services 3.9%
135,189	Cerner Corp. (a)	$5,198,017
115,302	Owens & Minor, Inc.	4,341,120
101,044	Phase Forward, Inc. (a)	1,265,071
		10,804,208
	Hotels, Restaurants & Leisure 1.2%
120,586	WMS Industries, Inc. (a)	3,243,763

	Household Durables 4.8%
116,406	AptarGroup, Inc.	4,102,148
96,677	Snap-On Inc.	3,807,140
173,360	Tupperware Brands Corp.	3,935,272
74,097	Universal Electronics, Inc. (a)	1,201,853
		13,046,413
	Industrial Conglomerates 2.4%
19,325	Alleghany Corp. (a)	5,449,650
48,741	Raven Industries, Inc.	1,174,658
		6,624,308
	Insurance 4.3%
233,644	American Financial Group, Inc.	5,345,775
83,912	Argo Group International Holdings Ltd. (a)(b)	2,846,295
16,289	FBL Financial Group, Inc. - Class A	251,665
86,330	Selective Insurance Group, Inc.	1,979,547
64,025	Stewart Information Services Corp.	1,503,947
		11,927,229
	Internet & Catalog Retail 0.3%
28,000	NetFlix, Inc. (a)	836,920

	IT Services 0.4%
100,099	Tyler Technologies, Inc. (a)	1,199,186

	Leisure Equipment & Products 1.9%
457,215	Callaway Golf Co.	4,247,527
287,607	Leapfrog Enterprises, Inc. (a)	1,006,625
		5,254,152

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Number of Shares		Value
	COMMON STOCKS 95.3% (continued)
	Machinery 4.5%
89,317	Astec Industries, Inc. (a)	$2,798,302
64,236	IDEX Corp.	1,551,299
59,446	Kaydon Corp.	2,041,970
66,723	Lincoln Electric Holdings, Inc.	3,398,202
42,021	Valmont Industries, Inc.	2,578,409
		12,368,182
	Marine 1.5%
164,368	Alexander & Baldwin, Inc.	4,119,062

	Metals & Mining 1.1%
63,897	Carpenter Technology	1,312,444
216,112	GrafTech International Ltd. (a)	1,798,052
		3,110,496
	Multi-Utilities & Unregulated Power 2.8%
397,812	Avista Corp.	7,709,597

	Oil & Gas 1.5%
137,906	Cabot Oil & Gas Corp.	3,585,556
80,550	Tesco Corp. (a)(b)	575,127
		4,160,683
	Oil, Gas & Consumable Fuels 0.3%
402,476	International Coal Group, Inc. (a)	925,695

	Real Estate 4.8%
22,890	Alexandria Real Estate Equities, Inc.	1,381,183
176,086	Corporate Office Properties Trust	5,405,840
118,522	Mid-America Apartment Communities, Inc.	4,404,277
80,994	The St. Joe Co. (a)	1,969,774
		13,161,074
	Semiconductor & Semiconductor Equipment 1.7%
324,810	Cypress Semiconductor Corp. (a)	1,451,901
122,752	Semtech Corp. (a)	1,383,415
35,646	Standard Microsystems Corp. (a)	582,456
72,059	Varian Semiconductor Equipment Associates, Inc. (a)	1,305,709
		4,723,481

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Number of Shares		Value
	COMMON STOCKS 95.3% (continued)
	Software 1.9%
69,410	Ansys, Inc. (a)	$1,935,845
101,762	Jack Henry & Associates, Inc.	1,975,201
409	Manhattan Associates, Inc. (a)	6,466
112,519	Parametric Technology Corp. (a)	1,423,365
		5,340,877
	Specialty Retail 1.1%
80,925	Tractor Supply Co. (a)	3,141,470

	Textiles, Apparel & Luxury Goods 1.4%
98,523	Oxford Industries, Inc.	864,046
144,743	Wolverine World Wide, Inc.	3,045,393
		3,909,439
	Thrifts & Mortgage Finance 0.6%
105,177	Washington Federal, Inc.	1,573,448

	Total Common Stocks
	(Cost $312,881,497)	261,723,233

	EXCHANGE TRADED FUNDS 0.0%
1,710	iShares Russell 2000 Index Fund	84,252

	Total Exchange Traded Funds
	(Cost $83,277)	84,252

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Principal Amount		Value
	SHORT-TERM INVESTMENTS 6.6%
	Commercial Paper 4.8%
$13,000,000	US Bancorp 01/02/2009	$12,999,996

	Variable Rate Demand Notes (c) 1.8%
3,746,607	U.S. Bank Demand Note, 2.233%	3,746,607
1,217,885	Wisconsin Corporate Central Credit Union, 4.869%	1,217,885
		4,964,492
	Total Short-Term Investments
	(Cost $17,964,488)	17,964,488

	Total Investments 101.9%
	(Cost $330,929,262)	279,771,973

	Liabilities in Excess of Other Assets (1.9)%	(5,216,807)

	TOTAL NET ASSETS 100.0%	$274,555,166

(a)	Non-Income Producing.
(b)	U.S.-dollar denominated security of foreign issuer.
(c)	Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2008.

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008 (Unaudited)

Assets:
Investments at value (cost $330,929,262)	$279,771,973
Cash	18,137
Interest and dividends receivable	330,123
Receivable for investments sold	1,143,537
Receivable for Fund shares sold	561,912
Prepaid expenses and other assets	24,308
Total assets	281,849,990

Liabilities:
Payable for investments purchased	6,982,516
Payable for Fund shares purchased	43,989
Accrued investment advisory fee	210,699
Accrued expenses	57,620
Total liabilities	7,294,824
Net Assets	$274,555,166

Net Assets Consist of:
Paid in capital	$351,157,640
Undistributed net investment income	719,057
Undistributed net realized loss	(26,164,242)
Net unrealized depreciation on investments	(51,157,289)
Net Assets	$274,555,166

Capital Stock, $0.01 Par Value
Authorized	50,000,000
Issued and outstanding	24,198,945
Net Asset Value, Redemption Price and Offering Price Per Share	$11.35

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENT OF OPERATIONS

Six Months Ended
December 31, 2008
(Unaudited)
Investment Income:
Dividends(1)	$2,417,533
Interest	128,475
2,546,008

Expenses:
Investment advisory fees (Note 3)	1,687,296
Fund administration and accounting fees	52,072
Custody fees	16,560
Audit fees	15,640
Federal and state registration fees	11,960
Legal fees	11,592
Shareholder servicing fees	9,752
Reports to shareholders	5,888
Directors’ fees and related expenses	4,231
Compliance related expenses	4,048
Other	7,912
Total expenses	1,826,951
Net Investment Income	719,057

Realized and Unrealized
Gain (Loss) on Investments:
Net realized loss on investments	(26,163,958)
Change in net unrealized appreciation/depreciation on investments	(87,066,108)
Net Realized and Unrealized
Loss on Investments	(113,230,066)
Net Decrease in Net Assets
Resulting from Operations	$(112,511,009)

(1)	Net of $5,775 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31, 2008	Year Ended
	(Unaudited)	June 30, 2008
Operations:
Net investment income	$719,057	$369,703
Net realized gain (loss) on investments	(26,163,958)	42,297,592
Change in net unrealized appreciation/
depreciation on investments	(87,066,108)	(68,499,235)
Net decrease in net assets
resulting from operations	(112,511,009)	(25,831,940)
Distributions
Paid From:
Net investment income	(189,366)	(96,114)
Net realized gain on investments	(16,024,635)	(45,487,192)
Net decrease in net assets resulting
from distributions paid	(16,214,001)	(45,583,306)
Capital Share
Transactions:
Shares sold	24,741,164	36,326,779
Shares issued to holders in
reinvestment of distributions	15,455,049	43,952,221
Shares redeemed	(36,948,219)	(41,234,537)
Net increase in net assets
resulting from capital share transactions	3,247,994	39,044,463
Total Decrease in Net Assets	(125,477,016)	(32,370,783)
Net Assets:
Beginning of period	400,032,182	432,402,965
End of period
(includes undistributed net investment
income of $719,057 and $189,366 respectively)	$274,555,166	$400,032,182

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
FINANCIAL HIGHLIGHTS

	Six Months
	Ended		Year	Year	Year	Year	Year
	December 31,		Ended	Ended	Ended	Ended	Ended
	2008		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2008	2007	2006	2005	2004
Net Asset Value,
Beginning of Period	$17.03		$20.35	$18.25	$16.14	$15.83	$13.04

Income (Loss)
from Investment
Operations:
Net investment income (loss)	0.03		0.02	—	0.03	(0.03)	(0.04)
Net realized and unrealized
gain (loss) on investments	(4.97)		(1.16)	3.82	2.25	1.38	3.17
Total Income (Loss) from
Investment Operations	(4.94)		(1.14)	3.82	2.28	1.35	3.13

Less Distributions
Paid:
From net investment income	(0.01)		(0.01)	(0.02)	—	—	—
From net realized gain on investments	(0.73)		(2.17)	(1.70)	(0.17)	(1.04)	(0.34)
Total Distributions Paid	(0.74)		(2.18)	(1.72)	(0.17)	(1.04)	(0.34)

Net Asset Value, End of Period	$11.35		$17.03	$20.35	$18.25	$16.14	$15.83
Total Return	(28.82	)%(2)	(6.07)%	22.11%	14.20%	8.47%	24.25%

Supplemental Data
and Ratios:
Net assets, end of period
(in thousands)	$274,555		$400,032	$432,403	$404,219	$319,081	$144,988
Ratio of expenses to
average net assets
Before waivers and
reimbursements/recapture	1.08	%(1)	1.07%	1.07%	1.08%	1.11%	1.21%
Net of waivers and
reimbursements/recapture	1.08	%(1)	1.08%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment
income (loss) to average net assets
Before waivers and
reimbursements/recapture	0.43	%(1)	0.10%	(0.01)%	0.17%	(0.28)%	(0.40)%
Net of waivers and
reimbursements/recapture	0.43	%(1)	0.09%	(0.08)%	0.15%	(0.27)%	(0.29)%
Portfolio turnover rate	20	%(2)	53%	34%	60%	56%	94%
(1)	Annualized.
(2)	Not annualized.

The accompanying notes are an integral part of these financial statements.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

* 12/31/04 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 12/31/08	FUND	INDEX

SIX MONTHS	(30.65)%	(31.21)%

ONE YEAR	(33.66)%	(36.79)%

THREE YEAR
AVERAGE ANNUAL	(7.10)%	(9.37)%

SINCE COMMENCEMENT
AVERAGE ANNUAL	(3.40)%	(5.29)%

This chart assumes an initial gross investment of $100,000 made on 12/31/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index.  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in the index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS
December 31, 2008 (Unaudited)

Number of Shares		Value
	COMMON STOCKS 96.9%
	Aerospace & Defense 2.2%
50,501	Esterline Technologies Corp. (a)	$1,913,483
35,230	Moog Inc. - Class A (a)	1,288,361
44,388	Teledyne Technologies, Inc. (a)	1,977,485
		5,179,329
	Auto Components 0.4%
108,868	Gentex Corp.	961,305

	Biotechnology 3.3%
156,395	Cepheid, Inc. (a)	1,623,380
128,957	Isis Pharmaceuticals, Inc. (a)	1,828,610
51,862	Onyx Pharmaceuticals, Inc. (a)	1,771,606
39,068	Techne Corp.	2,520,668
		7,744,264
	Capital Markets 1.8%
71,444	Jefferies Group, Inc.	1,004,502
128,473	SEI Investments Co.	2,018,311
70,126	Waddell & Reed Financial, Inc.	1,084,148
		4,106,961
	Chemicals 6.3%
121,910	Albemarle Corp.	2,718,593
71,378	FMC Corp.	3,192,738
96,818	Lubrizol Corp.	3,523,207
124,038	Methanex Corp. (b)	1,394,187
37,135	Minerals Technologies, Inc.	1,518,822
59,462	Sigma-Aldrich Corp.	2,511,675
		14,859,222
	Commercial Banks 3.1%
65,461	City National Corp.	3,187,950
82,629	Cullen/Frost Bankers, Inc.	4,187,638
		7,375,588
	Commercial Services & Supplies 0.7%
7,481	Strayer Education, Inc.	1,604,001

	Computers & Peripherals 0.7%
101,603	Synaptics Inc. (a)	1,682,546

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Number of Shares		Value
	COMMON STOCKS 96.9% (continued)
	Construction & Engineering 2.2%
20,380	Jacobs Engineering Group Inc. (a)	$980,278
105,391	Quanta Services, Inc. (a)	2,086,742
52,036	URS Corp. (a)	2,121,508
		5,188,528
	Distributors 1.9%
116,665	Genuine Parts Co.	4,416,937

	Diversified Financial Services 0.5%
38,622	GATX Corp.	1,196,123

	Electric Utilities 2.5%
137,353	Wisconsin Energy Corp.	5,766,079

	Electrical Equipment 3.1%
93,822	American Superconductor Corp. (a)	1,530,237
76,642	AMETEK, Inc.	2,315,355
44,139	Roper Industries, Inc.	1,916,074
69,500	Woodward Governor Co.	1,599,890
		7,361,556
	Electronic Equipment & Instruments 5.8%
82,650	Amphenol Corp. - Class A	1,981,947
129,226	Avnet, Inc. (a)	2,353,206
93,093	FLIR Systems, Inc. (a)	2,856,093
32,256	Itron, Inc. (a)	2,055,997
76,147	National Instruments Corp.	1,854,941
115,584	Trimble Navigation Ltd. (a)	2,497,770
		13,599,954
	Energy Equipment & Services 3.0%
60,335	FMC Technologies, Inc. (a)	1,437,783
97,273	Helmerich & Payne, Inc.	2,212,961
48,212	Oceaneering International, Inc. (a)	1,404,897
130,055	Pride International, Inc. (a)	2,078,279
		7,133,920
	Food Products 3.4%
102,173	Corn Products International, Inc.	2,947,691

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Number of Shares		Value
	COMMON STOCKS 96.9% (continued)
	Food Products 3.4% (continued)
158,728	McCormick & Co., Inc.	$5,057,074
		8,004,765
	Gas Utilities 1.7%
159,756	UGI Corp.	3,901,242

	Health Care Equipment & Supplies 5.3%
53,266	Gen-Probe, Inc. (a)	2,281,915
109,999	Hansen Medical, Inc. (a)	794,193
42,545	IDEXX Laboratories, Inc. (a)	1,535,024
105,713	Illumina, Inc. (a)	2,753,824
15,045	Intuitive Surgical, Inc. (a)	1,910,564
225,376	PerkinElmer, Inc.	3,134,980
		12,410,500
	Health Care Providers & Services 4.7%
89,533	Cerner Corp. (a)	3,442,544
87,324	Henry Schein, Inc. (a)	3,203,917
78,743	Owens & Minor, Inc.	2,964,674
107,390	Phase Forward Inc. (a)	1,344,523
		10,955,658
	Hotels, Restaurants & Leisure 1.6%
137,978	WMS Industries, Inc. (a)	3,711,608

	Household Durables 4.3%
115,087	AptarGroup, Inc.	4,055,666
64,084	Snap-On Inc.	2,523,628
156,969	Tupperware Brands Corp.	3,563,196
		10,142,490
	Industrial Conglomerates 1.8%
14,630	Alleghany Corp. (a)	4,125,660

	Insurance 3.4%
184,199	American Financial Group, Inc.	4,214,473
12,350	Markel Corp. (a)	3,692,650
		7,907,123

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Number of Shares		Value
	COMMON STOCKS 96.9% (continued)
	Internet Software & Services 1.1%
74,022	Akamai Technologies, Inc. (a)	$1,116,992
59,500	F5 Networks, Inc. (a)	1,360,170
		2,477,162
	Leisure Equipment & Products 0.7%
177,849	Callaway Golf Co.	1,652,217

	Machinery 4.2%
43,278	Harsco Corp.	1,197,935
53,245	IDEX Corp.	1,285,867
95,782	Kennametal, Inc.	2,125,403
42,125	Lincoln Electric Holdings, Inc.	2,145,426
72,644	Pall Corp.	2,065,269
15,100	Valmont Industries, Inc.	926,536
		9,746,436
	Marine 1.6%
146,706	Alexander & Baldwin, Inc.	3,676,452

	Metals & Mining 1.0%
65,237	Arch Coal, Inc.	1,062,711
168,052	GrafTech International Ltd. (a)	1,398,192
		2,460,903
	Multi-Utilities & Unregulated Power 4.1%
49,839	Energen Corp.	1,461,778
198,765	MDU Resources Group, Inc.	4,289,349
132,589	ONEOK, Inc.	3,860,991
		9,612,118
	Oil & Gas 1.0%
92,274	Cabot Oil & Gas Corp.	2,399,124

	Paper & Forest Products 1.5%
114,217	Rayonier Inc.	3,580,703

	Real Estate 4.7%
33,579	Alexandria Real Estate Equities, Inc.	2,026,157
135,798	Corporate Office Properties Trust	4,168,999

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Number of Shares		Value
	COMMON STOCKS 96.9% (continued)
	Real Estate 4.7% (continued)
195,717	The St. Joe Co. (a)	$4,759,837
		10,954,993
	Semiconductor & Semiconductor Equipment 2.1%
101,382	Altera Corp.	1,694,093
265,243	Cypress Semiconductor Corp. (a)	1,185,636
84,887	Intersil Corp. - Class A	780,112
68,883	Varian Semiconductor Equipment Associates, Inc. (a)	1,248,160
		4,908,001
	Software 3.1%
31,870	ANSYS, Inc. (a)	888,854
99,177	Citrix Systems, Inc. (a)	2,337,602
65,600	Informatica Corp. (a)	900,688
75,860	Intuit, Inc. (a)	1,804,710
41,769	McAfee Inc. (a)	1,443,954
		7,375,808
	Specialty Retail 1.6%
63,970	Gamestop Corp. - Class A (a)	1,385,590
77,081	O’Reilly Automotive, Inc. (a)	2,369,470
		3,755,060
	Textiles, Apparel & Luxury Goods 1.9%
38,875	VF Corp.	2,129,184
113,670	Wolverine World Wide, Inc.	2,391,617
		4,520,801
	Thrifts & Mortgage Finance 3.2%
227,483	Hudson City Bancorp, Inc.	3,630,629
218,712	New York Community Bancorp, Inc.	2,615,796
91,067	Washington Federal, Inc.	1,362,362
		7,608,787
	Trading Companies & Distributors 1.4%
42,412	W.W. Grainger, Inc.	3,343,762

	Total Common Stocks
	(Cost $286,545,625)	227,407,686

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Principal Amount		Value
	SHORT-TERM INVESTMENTS 3.8%
	Commercial Paper 3.3%
$7,690,000	US Bancorp, 01/02/2009	$7,689,998

	Variable Rate Demand Notes (c) 0.5%
1,270,381	Wisconsin Corporate Central Credit Union, 4.869%	1,270,381

	Total Short-Term Investments
	(Cost $8,960,379)	8,960,379

	Total Investments 100.7%
	(Cost $295,506,004)	236,368,065

	Liabilities in Excess of Other Assets (0.7)%	(1,605,036)

	TOTAL NET ASSETS 100.0%	$234,763,029

(a)	Non-Income Producing.
(b)	U.S.-dollar denominated security of foreign issuer.
(c)	Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2008.

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008 (Unaudited)

Assets:
Investments at value (cost $295,506,004)	$236,368,065
Cash	16,342
Interest and dividends receivable	310,416
Receivable for investments sold	3,139,603
Receivable for Fund shares sold	834,238
Prepaid expenses and other assets	49,150
Total assets	240,717,814

Liabilities:
Payable for investments purchased	5,221,838
Payable for Fund shares purchased	527,970
Accrued investment advisory fee	157,615
Accrued expenses	47,362
Total liabilities	5,954,785
Net Assets	$234,763,029

Net Assets Consist of:
Paid in capital	$318,307,900
Undistributed net investment income	739,334
Undistributed net realized loss	(25,146,266)
Net unrealized depreciation on investments	(59,137,939)
Net Assets	$234,763,029

Capital Stock, $0.01 Par Value
Authorized	50,000,000
Issued and outstanding	30,476,120
Net Asset Value, Redemption Price and Offering Price Per Share	$7.70

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
STATEMENT OF OPERATIONS

Six Months Ended
December 31, 2008
(Unaudited)
Investment Income:
Dividends(1)	$1,753,265
Interest	123,053
1,876,318

Expenses:
Investment advisory fees (Note 3)	1,017,367
Fund administration and accounting fees	32,016
Audit fees	18,768
Legal fees	14,352
Custody fees	12,696
Federal and state registration fees	12,512
Shareholder servicing fees	6,072
Directors’ fees and related expenses	4,232
Compliance related expenses	4,048
Reports to shareholders	2,208
Other	4,048
Total expenses before recapture	1,128,319
Expenses recaptured by Adviser (Note 3)	8,665
Total expenses	1,136,984
Net Investment Income	739,334

Realized and Unrealized
Gain (Loss) on Investments:
Net realized loss on investments	(25,108,823)
Change in net unrealized
appreciation/depreciation on investments	(62,862,802)
Net Realized and Unrealized
Loss on Investments	(87,971,625)
Net Decrease in Net Assets
Resulting from Operations	$(87,232,291)

(1)	Net of $5,046 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31, 2008	Year Ended
	(Unaudited)	June 30, 2008
Operations:
Net investment income	$739,334	$407,274
Net realized gain (loss) on investments	(25,108,823)	11,781,369
Change in net unrealized appreciation/
depreciation on investments	(62,862,802)	(26,410,549)
Net decrease in net assets
resulting from operations	(87,232,291)	(14,221,906)
Distributions
Paid From:
Net investment income	(259,686)	(329,765)
Net realized gain on investments	(2,364,347)	(17,799,377)
Net decrease in net assets resulting
from distributions paid	(2,624,033)	(18,129,142)
Capital Share
Transactions:
Shares sold	109,870,461	79,034,738
Shares issued to holders in
reinvestment of distributions	2,451,437	16,459,234
Shares redeemed	(21,082,243)	(23,187,391)
Net increase in net assets resulting
from capital share transactions	91,239,655	72,306,581
Total Increase in Net Assets	1,383,331	39,955,533
Net Assets:
Beginning of period	233,379,698	193,424,165
End of period
(includes undistributed net investment
income of $739,334 and $259,686, respectively)	$234,763,029	$233,379,698

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
FINANCIAL HIGHLIGHTS

	Six Months
	Ended		Year	Year	Year	Period
	December 31,		Ended	Ended	Ended	Ended
	2008		June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2008	2007	2006	2005(1)
Net Asset Value,
Beginning of Period	$11.23		$13.36	$11.07	$10.00	$10.00

Income (Loss)
from Investment
Operations:
Net investment income	0.02		0.02	0.01	0.06 (4)	0.04	(4)
Net realized and unrealized
gain (loss) on investments	(3.46)		(0.98)	2.43	1.04	(0.04)
Total Income (Loss) from
Investment Operations	(3.44)		(0.96)	2.44	1.10	0.00

Less Distributions
Paid:
From net investment income	(0.01)		(0.02)	— (5)	(0.03)	—
From net realized gain on investments	(0.08)		(1.15)	(0.15)	—	—
Total Distributions Paid	(0.09)		(1.17)	(0.15)	(0.03)	—

Net Asset Value, End of Period	$7.70		$11.23	$13.36	$11.07	$10.00
Total Return	(30.65	)%(2)	(7.48)%	22.25%	11.02%	0.00	%(2)

Supplemental Data
and Ratios:
Net assets, end of period (in thousands)	$234,763		$233,380	$193,424	$133,058	$41,638
Ratio of expenses to average net assets
Before waivers and reimbursements/recapture	0.94	%(3)	0.96%	0.98%	1.08%	1.49	%(3)
Net of waivers and reimbursements/recapture	0.95	%(3)	0.95%	0.95%	0.95%	0.95	%(3)
Ratio of net investment income to
average net assets
Before waivers and reimbursements/recapture	0.62	%(3)	0.19%	0.08%	0.15%	0.35	%(3)
Net of waivers and reimbursements/recapture	0.61	%(3)	0.20%	0.10%	0.28%	0.89	%(3)
Portfolio turnover rate	23	%(2)	71%	71%	91%	44	%(2)

(1)	Commenced operations on December 31, 2004.
(2)	Not annualized.
(3)	Annualized.
(4)	Per share net investment income has been calculated using the daily average share method.
(5)	Less than one cent per share.

The accompanying notes are an integral part of these financial statements.

FRONTEGRA
NEW STAR INTERNATIONAL
EQUITY FUND

REPORT FROM NEW STAR
INSTITUTIONAL MANAGERS LIMITED:

Dear Shareholders:

The Frontegra New Star International Equity Fund strives to achieve capital appreciation by investing in a diversified portfolio of securities of large- and mid-cap companies located outside the United States.  The objective is relative to and measured against the Morgan Stanley EAFE Index.

Performance Review

The Frontegra New Star International Equity Fund returned -36.46%, net of fees, for the six month period ending December 31, 2008.  The Fund’s return slightly underperformed the -36.32% return of its benchmark, the MSCI EAFE Index.

Executive Summary

Governments and central banks in highly indebted Anglo Saxon economies have reacted to the banking seizure with unprecedented policy easing.  They have cut interest rates to negligible levels, they are blowing their fiscal positions and some are printing money.  Authorities in regions that are historically net savers, Japan, Continental Europe and Asia, are much less active.

The stimulus to indebted countries has been compounded as investors have flown from currencies that are being debased by aggressive policy largesse.  Hence we have seen massive moves up in the Yen and Euro versus Sterling and the US$.

Cyclical liquidity measures remain misleadingly positive.  Growth in narrow money measures is not feeding through into wider conditions due to the parlous state of Western banks.  There is some evidence that policy action is easing tension in interbank markets, so the monetary stimulus has more chance of feeding through into asset price reflation.

News flow for equities is unremittingly grim as analysts slash profit forecasts at a record pace.  This will continue in 2009 as current published expectations do not yet reflect normal recessionary profitability, far less the returns we might expect in what looks like a severe contraction.

Non-US equity valuations are low based on headline figures and average to cheap on long term, cyclically adjusted measures.  Relative to government bond markets and cash, equities look enticing, as do corporate bonds.

We believe that investor de-leveraging and the associated forced selling is well advanced, based on observation of alternative asset return patterns and published open interest volumes in derivative markets.  There may be a further round of selling in Q1 if recent well publicized hedge fund scandals lead to a reacceleration of redemptions.

High cash holdings and super low interest rates are likely to cause shifts towards risk assets of equities and corporate bonds this year.  The resulting stronger asset prices will face periodic tests from very poor economic and corporate news, leading to volatile markets.

We believe market leadership will pass to large cap., well financed companies with the proven ability to pay dividends.  The portfolio is overweight pharmaceuticals, telecoms, oils, media and insurance.  Corresponding underweights are industrials, materials, consumer cyclicals and utilities.

Portfolio Outlook and Strategy

Non-US equity markets fell 30.0% in the half year, compounded by a stronger US$ to -37.1% in US$ terms.  The cyclical areas of industrials, materials, consumer discretionary and IT all fell sharply; defensives in consumer non-durables, healthcare, telecoms, big oil and utilities all proved resilient.

Public authorities in the US and the UK are desperately pulling all the policy levers to head off the dreaded debt deflation.  There is absolutely no appetite for sweating off excess debt burdens, policy is aimed at creating price inflation to erode the value of debt mountains.  If they are successful, commodity linked equities will have another day in the sun, possibly as part of a general move to risk-loving investments once again.  If this immense policy stimulus is not sufficient to reverse de-leveraging of Anglo Saxon economies, then recent trends of ultra risk aversion will persist.  So what to do in equity markets?

With cash deposit rates so low and holdings of cash in the investment community building up, there is likely to be an unholy rush into some asset class or other in the next 6 months.  The likely candidates are corporate bonds and equities.  We expect these two to undergo powerful rallies interspersed with periods of intense anxiety on any run of particularly bad economic news.  The two opposing forces on asset prices will be super abundant liquidity on the one hand and continued poor news from the corporate sector on the other.

Liquidity as measured by narrow, policy affected money supply growth, is exploding in the US and latterly the UK, as authorities embark on quantitative easing (think: feeding up a goose for foie gras). Central bank efforts to unglue the banking mess are bearing fruit.  Interbank lending rates are coming down, corporate bond spreads over governments are declining gradually.

Corporate profits have fallen in 2008 and have a considerable way to go to reach historical recessionary levels, never mind abnormally harsh recession conditions.  Expectations as measured by bottom up consensus profit estimates are too high, as everyone seems to know, but that did not stop markets falling in Q4 as the printed forecasts came down.  All investors, ourselves included, would feel much more comfortable if equities accepted downgrades with no more than a shrug of the shoulders, but we are not there yet.

Given these powerful opposing forces, we believe investors will move back into equities as low deposit rates push them out of cash.  They will be looking for some “inflation hedge” in case policy stimulus is successful, in which case cash and government bonds will be awful asset classes.  In such circumstances, perhaps they will go for large, high quality equities.  Those with strong balance sheets, non-cyclical earnings streams, good cash flows and hence dividend paying capacity; the sort of companies that do not need bank support, but to whom the banks will gladly offer credit terms.  This is not the exciting high beta, risk-loving, mid cap. leadership that we have become accustomed to in the noughty decade.  In fact, we have to go back to the mid 1990’s to recall a period of large cap leadership in what was then called the disinflation rally.

We have added to overweight positions in healthcare and purchases in consumer non-durables have reduced the underweight.  Oils are still favoured despite all the price gyrations of crude, insurance is strongly preferred to the banking sector.  All three of the classic growth TMT (telecoms, media, technology, for those who have forgotten) are now overweight.

Geographically, the Anglo Saxon ease has debased their currencies and opened up a difference in monetary conditions across regions.  This should favour their equity markets over Japan and Continental Europe and we will be looking to adjust portfolios accordingly.

Richard Lewis
New Star Institutional Managers Limited

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

* 1/08/04 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 12/31/08	FUND	INDEX

SIX MONTHS	(36.46)%	(36.32)%

ONE YEAR	(43.04)%	(43.06)%

THREE YEAR	(7.69)%	(6.92)%

SINCE COMMENCEMENT
AVERAGE ANNUAL	(0.62)%	1.55%

This chart assumes an initial gross investment of $100,000 made on 1/08/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australasia and the Far East.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in the index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra New Star International Equity Fund
SCHEDULE OF INVESTMENTS
December 31, 2008 (Unaudited)

Number of Shares		Value
	COMMON STOCKS 97.1%
	Australia 4.8%
574,990	Paladin Res Ltd. (a)	$1,010,466
188,505	QBE Insurance Group Ltd.	3,406,910
23,364	Rio Tinto Ltd.	626,103
210,026	Santos Ltd.	2,200,636
190,815	Sonic Healthcare	1,944,023
		9,188,138
	China 1.6%
2,050,000	Huaneng Power International, Inc.	1,493,786
1,864,000	PetroChina Co. Ltd - Class H	1,656,456
		3,150,242
	Finland 3.1%
59,890	Fortum Oyj	1,301,727
301,520	Nokia Oyj	4,731,563
		6,033,290
	France 9.3%
30,170	Alstom	1,797,970
103,090	Axa	2,313,916
38,281	Bouygues SA	1,624,012
38,935	GDF Suez	1,932,596
24,764	LVMH Moet Hennessy Louis Vuitton SA	1,659,646
24,608	Technip SA	755,562
66,286	Total SA	3,644,346
7,450	Vallourec SA	847,065
102,829	Vivendi	3,351,609
		17,926,722
	Germany 9.8%
18,300	Allianz AG	1,944,535
91,780	Bayer AG	5,327,281
56,590	Deutsche Bank AG	2,256,414
329,215	Deutsche Telekom AG	4,968,237
64,031	E.ON AG	2,477,184
53,671	Gea Group AG	945,815
67,478	Symrise AG	939,854
		18,859,320
	Greece 0.8%
163,072	Alpha Bank A.E.	1,525,637

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Number of Shares		Value
	COMMON STOCKS 97.1% (continued)
	Hong Kong 4.7%
465,800	The Bank of East Asia, Ltd.	$982,545
228,000	Cheung Kong (Holdings) Ltd.	2,175,036
234,500	China Mobile Ltd.	2,379,264
64	China Mobile (Hong Kong) Ltd. - ADR	3,255
833,000	Hang Lung Properties Ltd.	1,828,908
537,000	Television Broadcasts Ltd.	1,760,430
		9,129,438
	Italy 1.3%
102,071	Eni SPA	2,456,199

	Japan 20.4%
286,000	The Bank of Yokohama, Ltd.	1,687,049
86,600	Capcom Co., Ltd.	1,959,164
515	East Japan Railway Co.	3,914,341
41,000	Fanuc Ltd.	2,938,543
211,000	Hitachi Metals Ltd.	981,356
249	Inpex Holdings, Inc.	1,985,043
126,000	Kao Corp.	3,827,293
72,400	Mitsubishi Corp.	1,025,478
368,100	Mitsubishi Tokyo Financial Group, Inc.	2,313,563
175,000	Mitsui Fudosan Co., Ltd.	2,917,642
32,500	Nidec Corp.	1,271,052
97,500	Nomura Holdings, Inc.	811,817
98,700	Nomura Research Institute Ltd.	1,882,819
2,154	NTT DoCoMo, Inc.	4,239,753
44,100	Shin-Etsu Chemical Co., Ltd.	2,035,284
72,100	Takeda Pharmaceutical Co. Ltd.	3,758,019
58,600	Toyota Motor Corp.	1,937,218
		39,485,434
	Netherlands 5.4%
105,095	ASML Holding NV	1,894,563
61,480	Heineken NV	1,882,314
204,700	ING Groep NV	2,252,912
85,527	Unilever NV	2,073,000
126,015	Wolters Kluwer NV	2,389,310
		10,492,099

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Number of Shares		Value
	COMMON STOCKS 97.1% (continued)
	Norway 0.0%
50	Yara International ASA	$1,100

	Russia 0.4%
24,292	Lukoil - ADR	777,344

	Singapore 1.6%
597,000	Capitaland Ltd.	1,302,613
288,000	Great Eastern Holdings Ltd.	1,814,774
		3,117,387
	Spain 3.8%
86,176	Indra Sistemas, SA	1,977,978
239,190	Telefonica SA	5,398,916
		7,376,894
	Switzerland 12.1%
76,190	Credit Suisse Group	2,135,192
30,115	Holcim Ltd.	1,743,060
79,200	Nestle SA	3,136,173
87,220	Novartis AG	4,368,104
40,020	Roche Holding AG	6,195,781
9,900	Syngenta AG	1,923,229
17,777	Zurich Financial Services AG	3,883,936
		23,385,475
	Taiwan 0.9%
211,544	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	1,671,198

	United Kingdom 17.1%
209,672	Aviva plc	1,188,105
373,051	BAE Systems plc	2,030,196
136,624	BG Group plc	1,891,093
77,873	BHP Billiton plc	1,510,394
564,681	BP plc	4,359,020
185,390	British Sky Broadcasting Group plc	1,309,211
200,806	GlaxoSmithKline plc	3,734,540
320,335	International Power plc	1,116,278
1,297,171	Legal & General Group plc	1,449,874

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Number of Shares		Value
	COMMON STOCKS 97.1% (continued)
	United Kingdom 17.1% (continued)
160,280	National Grid plc	$1,583,800
147,990	Royal Dutch Shell plc - Class A	3,888,156
88,550	SABMiller plc	1,487,008
252,581	Smith & Nephew plc	1,613,113
69,507	Unilever Plc	1,596,562
2,077,909	Vodafone Group plc	4,254,836
		33,012,186
	Total Common Stocks
	(Cost $229,572,696)	187,588,103

	SHORT-TERM INVESTMENTS 0.0%
	Investment Company 0.0%
951	Fidelity Institutional Money Market Portfolio	951

	Total Short-Term Investments
	(Cost $951)	951

	Total Investments 97.1%
	(Cost $229,573,647)	187,589,054

	Other Assets in Excess of Liabilities 2.9%	5,565,521

	TOTAL NET ASSETS 100.0%	$193,154,575

(a)	Non-Income Producing.
ADR - American Depositary Receipt

As of December 31, 2008, the currency diversification as a percentage of net assets was as follows:

Euro	33.5%
Japanese Yen	20.4%
British Pounds	17.1%
Swiss Francs	12.1%
Hong Kong Dollars	6.3%
Australian Dollars	4.8%
Other	5.8%*
100.0%

*	None of the remaining currencies (comprised of three other currencies) exceeds 5.0% each of net assets.

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
PORTFOLIO DIVERSIFICATION
December 31, 2008 (Unaudited)

	Value	Percentage
Aerospace/Defense	$2,030,196	1.1%
Automobiles	1,937,218	1.0%
Beverages	3,369,322	1.7%
Capital Markets	5,203,422	2.7%
Chemicals	10,226,749	5.3%
Commercial Banks	6,508,795	3.4%
Communications Equipment	4,731,563	2.4%
Construction & Engineering	1,624,012	0.8%
Construction Materials	1,743,059	0.9%
Diversified Financial Services	2,252,912	1.2%
Diversified Telecommunication Services	10,367,153	5.4%
Electric Utilities	3,778,912	2.0%
Electronic Equipment & Instruments	3,069,022	1.6%
Energy Equipment & Services	755,562	0.4%
Food & Staples Retailing	6,805,735	3.5%
Health Care Providers & Services	1,944,023	1.0%
Health Care Equipment & Supplies	1,613,113	0.8%
Household Products	3,827,293	2.0%
Industrial Conglomerates	2,524,984	1.3%
Information Technology Services	3,860,798	2.0%
Insurance	16,161,567	8.4%
Machinery	4,731,423	2.4%
Media	8,810,560	4.6%
Metals & Mining	3,117,853	1.6%
Multi-Utilities	3,516,396	1.8%
Oil, Gas & Consumable Fuels	23,868,760	12.4%
Pharmaceuticals	18,056,444	9.3%
Real Estate Management & Development	8,621,555	4.5%
Road & Rail	3,914,341	2.0%
Semiconductors & Semiconductor Equipment	3,565,760	1.8%
Software	1,959,164	1.0%
Textiles, Apparel & Luxury Goods	1,659,646	0.9%
Trading Companies & Distributors	1,025,478	0.5%
Wireless Telecommunication Services	10,405,313	5.4%
Total Common Stocks	187,588,103	97.1%
Total Short-Term Investments	951	0.0%
Total Investments	187,589,054	97.1%
Other Assets, Less Liabilities	5,565,521	2.9%
Total Net Assets	$193,154,575	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008 (Unaudited)

Assets:
Investments at value (cost $229,573,647)	$187,589,054
Foreign currencies at value (cost $1,530,719)	1,497,529
Interest and dividend receivable	884,652
Receivable for investments sold	6,166,407
Receivable for foreign currencies sold	1,404,779
Prepaid expenses and other assets	25,177
Total assets	197,567,598

Liabilities:
Payable for investments purchased	549,859
Payable for foreign currencies purchased	1,397,496
Payable for Fund shares purchased	1,700
Loans payable	2,221,000
Accrued investment advisory fee	107,988
Accrued custody fees	76,017
Accrued expenses	58,963
Total liabilities	4,413,023
Net Assets	$193,154,575

Net Assets Consist of:
Paid in capital	$321,541,787
Undistributed net investment income	2,006,094
Accumulated net realized loss	(88,402,438)
Net unrealized depreciation on:
Investments	(41,984,593)
Foreign currency	(6,275)
Net Assets	$193,154,575

Capital Stock, $0.01 Par Value
Authorized	50,000,000
Issued and outstanding	25,212,651
Net Asset Value, Redemption Price and Offering Price Per Share	$7.66

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
STATEMENT OF OPERATIONS

Six Months Ended
December 31, 2008
(Unaudited)
Investment Income:
Dividends(1)	$3,238,780
Interest	70,317
3,309,097

Expenses:
Investment advisory fees (Note 3)	1,626,342
Custody fees	190,600
Fund administration and accounting fees	56,480
Legal fees	20,144
Federal and state registration fees	17,296
Audit fees	16,192
Reports to shareholders	9,200
Shareholder servicing fees	8,880
Interest expense	7,373
Directors’ fees and related expenses	4,232
Compliance related expenses	4,048
Other	12,696
Total expenses before waiver	1,973,483
Waiver of expenses by Adviser (Note 3)	(681,463)
Net expenses	1,292,020
Net Investment Income	2,017,077

Realized and Unrealized
Gain (Loss) on Investments:
Realized loss on:
Investments	(84,924,795)
Foreign currency transactions	(70,325)
Change in net unrealized appreciation/depreciation on:
Investments	(85,507,111)
Foreign currency translation	69,845
Net Realized and Unrealized
Loss on Investments	(170,432,386)
Net Decrease in Net Assets
Resulting from Operations	$(168,415,309)

(1)	Net of $257,633 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31, 2008	Year Ended
	(Unaudited)	June 30, 2008
Operations:
Net investment income	$2,017,077	$11,383,632
Net realized gain (loss) on:
Investments	(84,924,795)	26,884,421
Foreign currency transactions	(70,325)	1,271,787
Change in net unrealized appreciation/depreciation on:
Investments	(85,507,111)	(101,010,043)
Foreign currency translation	69,845	(107,752)
Net decrease in net assets
resulting from operations	(168,415,309)	(61,577,955)
Distributions
Paid From:
Net investment income	(10,274,561)	(10,852,936)
Net realized gain on investments	(11,287,592)	(50,797,918)
Net decrease in net assets resulting
from distributions paid	(21,562,153)	(61,650,854)
Capital Share
Transactions:
Shares sold	22,888,380	27,684,564
Shares issued to holders in
reinvestment of distributions	17,427,623	56,429,837
Shares redeemed	(131,271,397)	(199,418,432)
Net decrease in net assets resulting
from capital share transactions	(90,955,394)	(115,304,031)
Total Decrease in Net Assets	(280,932,856)	(238,532,840)
Net Assets:
Beginning of period	474,087,431	712,620,271
End of period
(includes undistributed net investment
income of $2,006,094 and $10,263,578, respectively)	$193,154,575	$474,087,431

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
FINANCIAL HIGHLIGHTS

	Six Months
	Ended		Year	Year	Year	Year	Period
	December 31,		Ended	Ended	Ended	Ended	Ended
	2008		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2008	2007	2006	2005	2004(1)
Net Asset Value,
Beginning of Period	$13.24		$16.11	$13.08	$11.07	$10.03	$10.00

Income (Loss)
from Investment
Operations:
Net investment income	0.15		0.31	0.25	0.31 (4)	0.21 (4)	0.09	(4)
Net realized and unrealized
gain (loss) on investments	(4.99)		(1.75)	3.25	1.81	0.87	(0.08)
Total Income (Loss) from
Investment Operations	(4.84)		(1.44)	3.50	2.12	1.08	0.01

Less Distributions
Paid:
From net investment income	(0.35)		(0.25)	(0.22)	(0.07)	(0.01)	—
From net realized
gain on investments	(0.39)		(1.18)	(0.25)	(0.04)	(0.03)	—
Total Distributions Paid	(0.74)		(1.43)	(0.47)	(0.11)	(0.04)	—

Payment by Affiliates	—		—	—	—	—	0.02
Net Asset Value, End of Period	$7.66		$13.24	$16.11	$13.08	$11.07	$10.03
Total Return	(36.46	)%(2)	(9.60)%	27.12%	19.27%	10.87%	0.30	%(2)(5)

Supplemental Data
and Ratios:
Net assets, end of period
(in thousands)	$193,155		$474,087	$712,620	$531,321	$137,478	$12,130
Ratio of expenses to
average net assets
Before waivers
and reimbursements	1.15	%(3)	1.06%	1.07%	1.09%	1.31%	4.41	%(3)
Net of waivers
and reimbursements	0.75	%(3)	0.75%	0.75%	0.75%	0.95%	0.95	%(3)
Ratio of net investment income to
average net assets
Before waivers
and reimbursements	0.78	%(3)	1.44%	1.30%	1.60%	1.60%	(1.45	)%(3)
Net of waivers
and reimbursements	1.18	%(3)	1.75%	1.62%	1.94%	1.96%	2.01	%(3)
Portfolio turnover rate	23	%(2)	54%	62%	35%	44%	17	%(2)

(1)	Commenced operations on January 8, 2004.
(2)	Not annualized.
(3)	Annualized.
(4)	Per share net investment income has been calculated using the daily average share method.
(5)	During the period ended June 30, 2004, 0.20% of the Fund’s total return consists of a voluntary reimbursement by the Adviser. Excluding this item, total return would have been 0.10%.

The accompanying notes are an integral part of these financial statements.

FRONTEGRA
NETOLS SMALL CAP
VALUE FUND

REPORT FROM NETOLS ASSET
MANAGEMENT:

Dear Fellow Shareholders:

For the six months ended December 31, 2008, the Frontegra Netols Small Cap Value Fund returned -23.76% for the Institutional Class and -23.85 for Class Y compared to -21.17% for the Russell 2000 Value Index.

Portfolio Review

The dominant market factor in the second half of 2008 was severe pressure on global credit markets post the Lehman Brothers’ bankruptcy filing in mid-September.  A heightened lack of confidence in the world financial system lead to a pullback in credit that restricted global trade.  Additionally, general economic uncertainty drove corporations and consumers to hoard cash and reduce nonessential expenditures.  This resulted in a sharp decline in prices for most asset classes, with U.S. Treasury securities being the exception.  As the concern regarding the worldwide economic slowdown increased, commodity prices continued to decline and unemployment trended higher.  As a result, energy, materials, and consumer discretionary sectors were the worst performers.  Conversely, health care, consumer staples, and utilities outperformed on a relative basis as investors searched for perceived safe havens.

Positive Contributions to Relative Performance in the second half of 2008:

•	Stock selection in consumer discretionary and financial sectors

•	Overweight in health care sector

•	Best performing stocks for the period: UCBH Holdings, East West Bancorp, 99 Cents Only Stores, Gentiva Health Services, ICU Medical

Negative Contributions to Relative Performance in the second half of 2008:

•	Stock selection in energy and materials sectors

•	Overweight in energy sector

•	Worst performing stocks for the period: Sunrise Senior Living, Champion Enterprises, North American Energy Partners, ION Geophysical, Tenneco

Thank you for your continued support.

Jeff Netols
Netols Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

* 12/16/05 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 12/31/08	FUND	INDEX

SIX MONTHS	(23.76)%	(21.17)%

ONE YEAR	(25.65)%	(28.92)%

THREE YEAR
AVERAGE ANNUAL	(2.46)%	(7.49)%

SINCE COMMENCEMENT
AVERAGE ANNUAL	(2.78)%	(7.83)%

This chart assumes an initial gross investment of $100,000 made on 12/16/05 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in the index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund.  Performance for Class Y shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Frontegra Netols Small Cap Value Fund
SCHEDULE OF INVESTMENTS
December 31, 2008 (Unaudited)

Number of Shares		Value
	COMMON STOCKS 96.7%
	Aerospace & Defense 2.7%
8,571	American Science & Engineering, Inc.	$633,911
14,929	Ceradyne, Inc. (a)	303,208
		937,119
	Auto Components 0.2%
26,672	Tenneco Automotive, Inc. (a)	78,682

	Chemicals 1.0%
20,679	Terra Industries Inc.	344,719

	Commercial Banks 10.8%
41,577	East West Bancorp, Inc.	663,985
14,651	First Midwest Bancorp, Inc.	292,580
13,012	Glacier Bancorp, Inc.	247,488
47,153	Old National Bancorp	856,299
115,858	UCBH Holdings, Inc.	797,103
16,412	Westamerica Bancorporation	839,474
		3,696,929
	Commercial Services & Supplies 7.1%
46,323	Corinthian Colleges, Inc. (a)	758,308
12,997	DeVry, Inc.	746,158
32,365	Fuel Tech, Inc. (a)	342,745
13,927	School Specialty, Inc. (a)	266,284
13,301	Tetra Tech, Inc. (a)	321,219
		2,434,714
	Construction & Engineering 0.3%
30,406	ENGlobal Corp. (a)	98,820

	Diversified Financial Services 1.1%
12,037	GATX Corp.	372,786

	Diversified Telecommunication Services 0.5%
19,904	Alaska Communications Systems Group Inc.	186,700

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Number of Shares		Value
	COMMON STOCKS 96.7% (continued)
	Electrical Apparatus And
	Equipment, Wiring Supplies, And 0.9%
132,446	Smith & Wesson Holding Corp. (a)	$300,652

	Electrical Equipment 2.0%
63,137	C&D Technologies, Inc. (a)	197,619
26,552	General Cable Corp. (a)	469,705
		667,324
	Electronic Equipment & Instruments 0.5%
28,922	GTSI Corp. (a)	173,532

	Energy Equipment & Services 0.8%
37,998	Ion Geophysical Corp. (a)	130,333
41,992	North American Energy Partners (a)(b)	140,253
		270,586
	Food & Staples Retailing 2.0%
38,494	United Natural Foods, Inc. (a)	685,963

	Food Products 4.7%
38,167	Lance, Inc.	875,551
26,954	Treehouse Foods, Inc. (a)	734,227
		1,609,778
	Health Care Equipment & Services 2.4%
43,270	PSS World Medical, Inc. (a)	814,341

	Health Care Equipment & Supplies 10.4%
10,103	Haemonetics Corp. (a)	570,820
21,439	ICU Medical, Inc. (a)	710,489
47,519	Medical Action Industries, Inc. (a)	475,190
60,298	Merit Medical Systems, Inc. (a)	1,081,143
11,208	SurModics, Inc. (a)	283,226
12,336	Varian, Inc. (a)	413,379
		3,534,247
	Health Care Providers & Services 3.5%
25,631	Gentiva Health Services, Inc. (a)	749,963
45,738	Sunrise Senior Living, Inc. (a)	76,840

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Number of Shares		Value
	COMMON STOCKS 96.7% (continued)
	Health Care Providers & Services 3.5% (continued)
28,550	U.S. Physical Therapy, Inc. (a)	$380,571
		1,207,374
	Hotels, Restaurants & Leisure 1.0%
32,121	The Cheesecake Factory (a)	324,422

	Household Durables 0.1%
73,580	Champion Enterprises, Inc. (a)	41,205

	Insurance 3.8%
14,528	Hanover Insurance Group Inc.	624,268
28,519	Stewart Information Services Corp.	669,911
		1,294,179
	IT Services 4.6%
17,356	CACI International Inc. - Class A (a)	782,582
14,381	Mantech International Corp. - Class A (a)	779,306
		1,561,888
	Machinery 5.4%
15,075	IDEX Corp.	364,062
11,586	Kaydon Corp.	397,979
11,960	Robbins & Myers, Inc.	193,393
22,108	Wabtec Corp.	878,793
		1,834,227
	Marine 0.9%
12,128	Alexander & Baldwin, Inc.	303,928

	Media 0.7%
17,627	Arbitron Inc.	234,087

	Metals & Mining 3.9%
31,078	Commercial Metals Co.	368,896
16,457	Compass Minerals International, Inc.	965,367
		1,334,263
	Multiline Retail 3.9%
60,075	99 Cents Only Stores (a)	656,620

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Number of Shares		Value
	COMMON STOCKS 96.7% (continued)
	Multiline Retail 3.9% (continued)
62,473	Fred’s, Inc. - Class A	$672,209
		1,328,829
	Oil & Gas 2.9%
14,505	Encore Acquisition Co. (a)	370,167
18,392	Forest Oil Corp. (a)	303,284
9,193	Whiting Petroleum Corp. (a)	307,598
		981,049
	Oil, Gas & Consumable Fuels 1.4%
44,256	General Maritime Corp.	477,965

	Personal Products 2.0%
9,594	Chattem, Inc. (a)	686,259

	Real Estate 4.7%
34,674	Arbor Realty Trust, Inc.	102,288
46,598	Cedar Shopping Centers Inc.	329,914
20,842	First Industrial Realty Trust, Inc.	157,357
15,570	Mid-America Apartment Communities, Inc.	578,581
31,199	Sun Communities, Inc.	436,786
		1,604,926
	Road & Rail 1.8%
19,944	Genesee & Wyoming, Inc. - Class A (a)	608,292

	Software 1.4%
29,038	Fair Isaac Corp.	489,581

	Specialty Retail 2.7%
12,761	Abercrombie & Fitch Co. - Class A	294,396
17,089	Tractor Supply Co. (a)	617,597
		911,993
	Textiles, Apparel & Luxury Goods 3.6%
48,968	Carter’s, Inc. (a)	943,124
11,865	Under Armour, Inc. (a)	282,861
		1,225,985

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008 (Unaudited)

Number of Shares		Value
	COMMON STOCKS 96.7% (continued)
	Thrifts & Mortgage Finance 1.0%
99,747	MGIC Investment Corp.	$347,120

	Total Common Stocks
	(Cost $39,604,222)	33,004,464

	SHORT-TERM INVESTMENTS 9.8%
	Investment Company 9.8%
80,918	Fidelity Government Money Market Portfolio	80,918
3,250,000	Fidelity Institutional Money Market Portfolio	3,250,000
		3,330,918
	Total Short-Term Investments
	(Cost $3,330,918)	3,330,918

	Total Investments 106.5%
	(Cost $42,935,140)	36,335,382

	Liabilities in Excess of Other Assets (6.5)%	(2,219,955)

	TOTAL NET ASSETS 100.0%	$34,115,427

(a)	Non-Income Producing.
(b)	U.S.-dollar denominated security of foreign issuer.

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008 (Unaudited)

Assets:
Investments at value (cost $42,935,140)	$36,335,382
Interest and dividends receivable	23,339
Receivable for Fund shares sold	16,157
Prepaid expenses and other assets	2,341
Total assets	36,377,219

Liabilities:
Payable for investments purchased	2,192,956
Payable for Fund shares purchased	27,377
Accrued investment advisory fee	14,885
Distribution and shareholder servicing fees	2,129
Accrued expenses	24,445
Total liabilities	2,261,792
Net Assets	$34,115,427

Net Assets Consist of:
Paid in capital	$42,021,832
Undistributed net investment income	93,430
Accumulated net realized loss	(1,400,077)
Net unrealized depreciation on investments	(6,599,758)
Net Assets	$34,115,427

Capital Stock, $0.01 Par Value
Institutional Class Shares Authorized	50,000,000
Class Y Shares Authorized	50,000,000

Institutional Class:
Net Assets	$33,290,826
Issued and outstanding	3,697,191
Net Asset Value, Redemption Price and Offering Price Per Share	$9.00

Class Y:
Net Assets	$824,601
Issued and outstanding	91,942
Net Asset Value, Redemption Price and Offering Price Per Share	$8.97

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENT OF OPERATIONS

Six Months Ended
December 31, 2008
(Unaudited)
Investment Income:
Dividends	$253,209
Interest	16,811
270,020

Expenses:
Investment advisory fees (Note 3)	158,836
Legal fees	15,088
Fund administration and accounting fees	14,536
Audit fees	11,776
Federal and state registration fees	6,992
Custody fees	6,624
Shareholder servicing fees	6,624
Directors’ fees and related expenses	4,232
Compliance related expenses	4,048
Distribution and shareholder servicing fees - Class Y (Note )	1,872
Reports to shareholders	1,104
Other	920
Total expenses before waiver and reimbursement	232,652
Waiver and reimbursement of expenses by Adviser (Note 3)	(56,062)
Net expenses	176,590
Net Investment Income	93,430

Realized and Unrealized
Gain (Loss) on Investments:
Net realized loss on investments	(633,537)
Change in net unrealized appreciation/depreciation on investments	(7,910,089)
Net Realized and Unrealized
Loss on Investments	(8,543,626)
Net Decrease in Net Assets
Resulting from Operations	$(8,450,196)

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31, 2008	Year Ended
	(Unaudited)	June 30, 2008
Operations:
Net investment income	$93,430	$16,648
Net realized loss on investments	(633,537)	(762,753)
Change in net unrealized appreciation/
depreciation on investments	(7,910,089)	(752,047)
Net decrease in net assets
resulting from operations	(8,450,196)	(1,498,152)

Distributions Paid to Institutional
Class Shareholders From:
Net investment income	(12,872)	(34,466)
Net realized gain on investments	—	(251,672)
Net decrease in net assets resulting
from distributions paid	(12,872)	(286,138)

Distributions Paid to Class Y
Shareholders From:(1)
Net investment income	—	(1,500)
Net realized gain on investments	—	(13,294)
Net decrease in net assets resulting
from distributions paid	—	(14,794)

Capital Share
Transactions:
Shares sold	11,614,651	18,175,238
Shares issued to holders in
reinvestment of distributions	11,142	273,586
Shares redeemed	(1,426,932)	(1,637,886)
Net increase in net assets resulting
from capital share transactions	10,198,861	16,810,938
Total Increase in Net Assets	1,735,793	15,011,854

Net Assets:
Beginning of period	32,379,634	17,367,780
End of period
(includes undistributed net investment
income of $93,430 and $12,872, respectively)	$34,115,427	$32,379,634

(1)	Class Y Shares commenced operations on November 1, 2007

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
FINANCIAL HIGHLIGHTS

	Institutional Class
	Six Months
	Ended		Year	Year	Period
	December 31,		Ended	Ended	Ended
	2008		June 30,	June 30,	June 30,
	(Unaudited)		2008	2007	2006(1)
Net Asset Value,
Beginning of Period	$11.81		$12.88	$10.29	$10.00

Income (Loss)
from Investment
Operations:
Net investment income	0.02		— (4)	0.03	—	(4)
Net realized and unrealized
gain (loss) on investments	(2.83)		(0.90)	2.62	0.29
Total Income (Loss) from
Investment Operations	(2.81)		(0.90)	2.65	0.29

Less Distributions
Paid:
From net investment income	—	(4)	(0.02)	—	—
From net realized gain on investments	—		(0.15)	(0.06)	—
Total Distributions Paid	—		(0.17)	(0.06)	—

Net Asset Value, End of Period	$9.00		$11.81	$12.88	$10.29
Total Return	(23.76	)%(2)	(7.01)%	25.81%	2.90	%(2)

Supplemental Data
and Ratios:
Net assets, end of period (in thousands)	$33,291		$31,346	$17,368	$7,728
Ratio of expenses to average net assets
Before waivers and reimbursements	1.45	%(3)	1.59%	2.10%	4.59	%(3)
Net of waivers and reimbursements	1.10	%(3)	1.10%	1.10%	1.10	%(3)
Ratio of net investment income (loss) to
average net assets
Before waivers and reimbursements	0.25	%(3)	0.40%	(0.70)%	(3.44	)%(3)
Net of waivers and reimbursements	0.60	%(3)	0.09%	0.30%	0.05	%(3)
Portfolio turnover rate	20	%(2)	32%	49%	41	%(2)

(1)	Commenced operations on December 16, 2005.
(2)	Not annualized.
(3)	Annualized.
(4)	Less than one cent per share.

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
FINANCIAL HIGHLIGHTS

	Class Y
	Six Months
	Ended		Year
	December 31,		Ended
	2008		June 30,
	(Unaudited)		2008(1)
Net Asset Value,
Beginning of Period	$11.78		$12.54

Income (Loss)
from Investment
Operations:
Net investment income (loss)	0.01		(0.02)
Net realized and unrealized
loss on investments	(2.82)		(0.57)
Total Loss from
Investment Operations	(2.81)		(0.59)

Less Distributions
Paid:
From net investment income	—		(0.02)
From net realized gain on investments	—		(0.15)
Total Distributions Paid	—		(0.17)

Net Asset Value, End of Period	$8.97		$11.78
Total Return	(23.85	)%(2)	(4.76	)%(2)

Supplemental Data
and Ratios:
Net assets, end of period (in thousands)	$825		$1,034
Ratio of expenses to average net assets
Before waivers and reimbursements	1.85	%(3)	2.01	%(3)
Net of waivers and reimbursements	1.50	%(3)	1.55	%(3)
Ratio of net investment loss to
average net assets
Before waivers and reimbursements	(0.25	)%(3)	(0.80	)%(3)
Net of waivers and reimbursements	0.10	%(3)	(0.34	)%(3)
Portfolio turnover rate	20	%(2)	32	%(2)

(1)	Commenced operations on November 1, 2007.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2008 (Unaudited)

(1)	Organization

Frontegra Funds, Inc. (“Frontegra”) was incorporated on May 24, 1996 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of six series: the Frontegra Columbus Core Plus Fund (formerly Frontegra Total Return Bond Fund), the Frontegra  Columbus Core Fund (formerly Frontegra Investment Grade Bond Fund), the Frontegra IronBridge Small Cap Fund, the Frontegra IronBridge SMID Fund, the Frontegra New Star International Equity Fund and the Frontegra Netols Small Cap Value Fund (the “Funds”). The Frontegra Columbus Core Plus and Columbus Core Funds seek a high level of total return, consistent with the preservation of capital. The investment objective of the Frontegra IronBridge Small Cap Fund, the Frontegra IronBridge SMID Fund, the Frontegra New Star International Equity Fund and the Frontegra Netols Small Cap Value Fund is capital appreciation. The Frontegra Columbus Core Plus and Columbus Core Funds, sub-advised by Reams Asset Management Company, LLC (“Reams”), commenced operations on November 25, 1996 and February 23, 2001, respectively. The Frontegra IronBridge Small Cap and IronBridge SMID Funds, sub-advised by IronBridge Capital Management, L.P. (“IronBridge”), commenced operations on August 30, 2002 and December 31, 2004, respectively.  The Frontegra New Star International Equity Fund, sub-advised by New Star Institutional Managers Limited (“New Star”), commenced operations on January 8, 2004.  The Frontegra Netols Small Cap Value Fund – Institutional Class and the Netols Small Cap Value Fund – Class Y, sub-advised by Netols Asset Management, Inc. (“Netols”), commenced operations on December 16, 2005 and November 1, 2007, respectively.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(a)	Investment Valuation

Securities are stated at fair value. Debt securities (other than short-term instruments) are valued by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Debt securities, such as term loans, not priced by an independent pricing service are priced by an independent dealer based on the current closing bid price.  Credit default swaps are valued by a third party pricing service.  Equity securities (other than short-term investments) for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded.  Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. With respect to all Funds, all equity securities that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2008 (Unaudited)

Closing Price (“NOCP”).  Shares of underlying mutual funds are valued at their respective NAVs. Most securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange.  In certain countries, market maker prices, usually the mean between the bid and ask prices, are used.  In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair valuation procedures approved by the Board of Directors. The Directors have retained an independent fair value pricing service to assist in valuing foreign securities held by the Frontegra New Star International Equity Fund.  In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates market value.  Securities maturing within 60 days or less when purchased are valued by the amortized cost method.  Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by Reams, IronBridge, New Star and Netols pursuant to guidelines established by the Board of Directors.

In September 2006, the Financial Accounting Standards Board issued Standard No. 157, “Fair Value Measurements” (“FAS 157”) effective for fiscal years beginning after November 15, 2007. FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements in an effort to make the measurement of fair value more consistent and comparable. The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), effective July 1, 2008. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. A summary of the fair value hierarchy under FAS 157 is described below.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Quoted prices in active markets for identical securities.
Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 -	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2008 (Unaudited)

The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2008:

Description	Columbus Core Plus		Columbus Core
	Investments	Other	Investments
	in Securities	Investments*	in Securities
Level 1	$195,893	$––	$––
Level 2	381,098,610	249,764	78,468,795
Level 3	––	––	––
Total	$381,294,503	$249,764	$78,468,795

	IronBridge	IronBridge	New Star	Netols Small
Description	Small Cap	SMID	International	Cap Value
	Investments	Investments	Investments	Investments
	in Securities	in Securities	in Securities	in Securities
Level 1	$261,807,485	$227,407,686	$951	$36,335,382
Level 2	17,964,488	8,960,379	187,588,103	––
Level 3	––	––	––	––
Total	$279,771,973	$236,368,065	$187,589,054	$36,335,382

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management is currently evaluating the implications of SFAS 161. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

(b)	Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2008 (Unaudited)

Effective December 31, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”.  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, each Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires each Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Funds include Federal and the state of Maryland.  As of December 31, 2008, open Federal and Maryland tax years include the tax years ended December 31, 2005 through 2007.  The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end June 30, 2008.  Each of the Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(c)	Distributions to Shareholders

Dividends from net investment income are usually declared and paid quarterly for the Frontegra Columbus Core Plus and Frontegra Columbus Core Funds and at least annually for the Frontegra IronBridge Small Cap Fund, Frontegra IronBridge SMID Fund, Frontegra New Star International Equity Fund and the Frontegra Netols Small Cap Value Fund. Distributions of net realized gains, if any, are declared and paid at least annually for all Funds.

All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2008 (Unaudited)

The tax character of distributions paid during the periods ended December 31, 2008 and June 30, 2008 were as follows:

	Period Ended		Period Ended
	December 31, 2008		June 30, 2008
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Frontegra Columbus
Core Plus Fund	$25,116,279	$449,015	$25,210,791	$—
Frontegra Columbus
Core Fund	2,501,648	—	4,337,398	—
Frontegra IronBridge
Small Cap Fund	1,838,281	14,375,720	10,391,454	35,191,852
Frontegra IronBridge
SMIDFund	1,302,358	1,321,675	7,030,056	11,099,086
Frontegra New Star
International Equity Fund	10,274,560	11,287,593	31,026,819	30,624,035
Frontegra Netols
Small Cap Value Fund	12,872	—	143,320	157,612

As of June 30, 2008, the Funds’ most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Frontegra		Frontegra
	Columbus	Frontegra	IronBridge
	Core	Columbus	Small Cap
	Plus Fund	Core Fund	Fund
Cost basis of investments for
federal income tax purposes	$618,386,329	$136,893,641	$364,093,693
Gross tax unrealized appreciation	$2,469,957	$645,212	$83,153,798
Gross tax unrealized depreciation	(11,957,770)	(1,212,753)	(47,244,979)
Net tax unrealized appreciation (depreciation)	(9,487,813)	(567,541)	35,908,819
Undistributed ordinary income	4,505,101	15,884	1,838,066
Undistributed long-term capital gain	—	—	14,375,651
Total distributable earnings	4,505,101	15,884	16,213,717
Other accumulated losses	—	(809,697)	—
Total accumulated earnings (losses)	$(4,982,712)	$(1,361,354)	$52,122,536

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2008 (Unaudited)

		Frontegra	Frontegra
	Frontegra	New Star	Netols
	IronBridge	International	Small Cap
	SMID Fund	Equity Fund	Value Fund
Cost basis of investments for
federal income tax purposes	$229,681,538	$428,866,688	$30,671,822
Gross tax unrealized appreciation	$26,200,410	$75,029,190	$5,938,798
Gross tax unrealized depreciation	(22,512,892)	(34,924,721)	(4,636,397)
Net tax unrealized appreciation (depreciation)	3,687,518	40,104,469	1,302,401
Undistributed ordinary income	1,302,341	10,274,560	12,872
Undistributed long-term capital gain	1,321,594	11,287,341	—
Total distributable earnings	2,623,935	21,561,901	12,872
Other accumulated gains (losses)	—	(76,120)	(758,610)
Total accumulated earnings	$6,311,453	$61,590,250	$556,663

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and swaps.

The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2008, the Frontegra Columbus Core Fund had a capital loss carryover of $809,697, which expires in 2015 and the Netols Small Cap Value Fund had a capital loss carryover of $119,331, which expires in 2016.

At June 30, 2008, the Frontegra Netols Small Cap Value Fund had a post-October capital loss of $639,279. This loss is treated as occurring on July 1, 2008 for tax purposes.

(d)	When-Issued Securities

The Frontegra Columbus Core Plus and Columbus Core Funds may purchase securities on a when-issued basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within 45 days of the purchase. At the time of purchase, the Funds will record the transaction and reflect the value of the security and related liability in determining their net asset value. During the period between the purchase and settlement, no payment is made by the Funds to the issuer and no interest is accrued. The Funds maintain segregated cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities.

(e)	Mortgage Dollar Rolls

The Frontegra Columbus Core Plus and Columbus Core Funds may enter into mortgage dollar rolls, in which a Fund would sell mortgage backed securities for delivery in the current

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2008 (Unaudited)

month and simultaneously contract to purchase similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price.

(f)	Futures Contracts

Each Fund may enter into futures contracts, including index and interest rate futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or other liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments; and 2) the possible absence of a liquid secondary market for any particular instrument at any time. There were no futures contracts open at December 31, 2008.

(g)	Credit Default Swaps

The Columbus Core Plus and Columbus Core Funds may enter into credit default swap agreements.  The credit default swap agreement may have as a reference obligation one or more securities that are or are not currently held by a Fund.  The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation.  A credit event is typically a default.

A Fund may be either the buyer or seller of protection in the transaction.  As a seller, a Fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs.  If a credit event occurs, the maximum payout amount for a sale contract is limited to the notional amount of the swap contract (“Maximum Payout Amount”).  At December 31, 2008, the Frontegra Columbus Core Plus Fund had sale contracts outstanding with Maximum Payout

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2008 (Unaudited)

Amounts aggregating $25,647,500, with net unrealized appreciation of $249,764.  At December 31, 2008, the Frontegra Columbus Core Fund had no sale contracts outstanding.  If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing.  However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly.  Credit default swaps are subject to general market risk, liquidity risk, counterparty credit risk and credit risk of the issuer.  As noted above, if a Fund is a buyer in a credit default swap agreement and no credit event occurs, it will lose its investment.  In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

(h)	Indemnifications

Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(i)	Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis.  All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income.

Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments attributable to the Funds are generally allocated to each respective class in proportion to the relative net assets of each class.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2008 (Unaudited)

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended June 30, 2008, the following table shows the reclassifications made:

			Frontegra
	Frontegra	Frontegra	IronBridge
	Columbus Core	Columbus	Small Cap
	Plus Fund	Core Fund	Fund
Paid in capital	$2,013,734	$486,424	$—
Accumulated net investment income (loss)	1,205,812	(67,675)	(84,223)
Accumulated net realized gain (loss)	(3,304,997)	(417,934)	84,223
Unrealized gains and losses	85,451	(815)	—

		Frontegra	Frontegra
	Frontegra	New Star	Netols
	IronBridge	International	Small Cap
	SMID Fund	Equity Fund	Value Fund
Paid in capital	$5,554	$—	$3,753
Accumulated net investment income (loss)	(4,458)	1,271,599	(3,776)
Accumulated net realized gain (loss)	(1,096)	(1,271,599)	23

The permanent differences primarily relate to foreign currency, paydown, swap and Real Estate Investment Trust (REIT) adjustments with differing book and tax methods.

(3)	Investment Adviser

Each of the Funds has entered into an agreement with Frontegra Asset Management, Inc. (the “Adviser”), with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds. The terms of these agreements are as follows:

The Frontegra Columbus Core Plus Fund will pay the Adviser a monthly fee at the annual rate of 0.40% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement, the Adviser agreed to waive its management fee and/or reimburse the Fund’s operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund’s operating expenses do not exceed 0.35% of the Fund’s average daily net assets.  The 0.35% expense cap agreement will continue in effect until October 31, 2009 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

The Frontegra Columbus Core Fund will pay the Adviser a monthly fee at the annual rate of 0.42% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement, the Adviser agreed to waive its management fee and/or reimburse the Fund’s operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund’s operating expenses do not exceed 0.35% of the Fund’s average daily net assets.  The 0.35% expense cap agreement will continue in effect until October 31, 2009 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2008 (Unaudited)

The Frontegra IronBridge Small Cap Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement, the Adviser has agreed to waive its management fee and/or reimburse the Fund’s operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund’s operating expenses do not exceed 1.10% of the Fund’s average daily net assets.  This expense cap agreement will continue in effect until October 31, 2009 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

The Frontegra IronBridge SMID Fund will pay the Adviser a monthly fee at the annual rate of 0.85% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement, the Adviser has agreed to waive its management fee and/or reimburse the Fund’s operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund’s operating expenses do not exceed 0.95% of the Fund’s average daily net assets.  This expense cap agreement will continue in effect until October 31, 2009 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

The Frontegra New Star International Equity Fund will pay the Adviser a monthly fee at the annual rate of 0.95% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement, the Adviser has agreed to waive its management fee and/or reimburse the Fund’s operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund’s operating expenses do not exceed 0.75% of the Fund’s average daily net assets.  This expense cap agreement will continue in effect until October 31, 2009 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

The Frontegra Netols Small Cap Value Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement, the Adviser has agreed to waive its management fee and/or reimburse the Fund’s operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund’s operating expenses do not exceed 1.10% of the Fund’s average daily net assets for Institutional Class Shares and 1.50% of the Fund’s average daily net assets for Class Y Shares.  This expense cap agreement will continue in effect until October 31, 2009 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

Any waivers or reimbursements are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Expenses attributable to a specific class may only be recouped by that class.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2008 (Unaudited)

The following table shows the waived or reimbursed expenses subject to potential recoveryexpiring in:

	Frontegra			Frontegra	Frontegra
	Columbus	Frontegra	Frontegra	New Star	Netols
	Core	Columbus	IronBridge	International	Small Cap
	Plus Fund	Core Fund	SMID Fund	Equity Fund	Value Fund
2009	$965,488	$438,461	$100,504	$1,248,571	$71,972
2010	$874,012	$416,403	$43,079	$1,947,759	$114,909
2011	$802,439	$341,113	$22,812	$2,007,759	$110,227
2012	$289,366	$144,991	—	$681,464	$56,062
	$2,931,305	$1,340,968	$166,395	$5,885,553	$353,170

The Advisor recouped $8,665 of previously waived/reimbursed expenses in the Frontegra IronBridge SMID Fund during the six months ended December 31, 2008. There are currently no available expenses subject to recapture with respect to the IronBridge Small Cap Fund.

(4)	Capital Share Transactions

Transactions in shares of the Frontegra Columbus Core Plus Fund were as follows:

	Period Ended	Year Ended
	December 31, 2008	June 30, 2008
Shares issued in connection with
acquisition of Columbus Core Plus Fund (see Note 7)	—	4,545,718
Shares sold	2,727,653	3,393,596
Shares issued to holders in
reinvestment of distributions	805,653	749,094
Shares redeemed	(2,885,252)	(3,675,366)
Net increase (decrease) in shares outstanding	647,766	5,013,042
Transactions in shares of the Frontegra Columbus Core Fund were as follows:
	Period Ended	Year Ended
	December 31, 2008	June 30, 2008
Shares issued in connection with
acquisition of Columbus Core Fund (see Note 7)	—	1,425,241
Shares sold	1,317,143	2,516,992
Shares issued to holders in
reinvestment of distributions	203,408	307,136
Shares redeemed	(2,733,334)	(3,638,089)
Net increase (decrease) in shares outstanding	(1,212,783)	611,280

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2008 (Unaudited)

Transactions in shares of the Frontegra IronBridge Small Cap Fund were as follows:

	Period Ended	Year Ended
	December 31, 2008	June 30, 2008
Shares sold	1,935,841	1,988,935
Shares issued to holders in
reinvestment of distributions	1,412,710	2,473,395
Shares redeemed	(2,633,067)	(2,226,907)
Net increase (decrease) in shares outstanding	715,484	2,235,423
Transaction in shares of the Frontegra IronBridge SMID Fund were as follows:
	Period Ended	Year Ended
	December 31, 2008	June 30, 2008
Shares sold	11,810,623	6,848,087
Shares issued to holders in
reinvestment of distributions	328,171	1,407,976
Shares redeemed	(2,447,219)	(1,949,251)
Net increase in shares outstanding	9,691,575	6,306,812
Transaction in shares of the Frontegra New Star International Equity Fund were as follows:
	Period Ended	Year Ended
	December 31, 2008	June 30, 2008
Shares sold	2,161,692	1,853,880
Shares issued to holders in
reinvestment of distributions	2,311,356	3,946,143
Shares redeemed	(15,068,673)	(14,217,936)
Net increase in shares outstanding	(10,595,625)	(8,417,913)

Transaction in shares of the Frontegra Netols Small Cap Value Fund – Institutional Class were as follows:
	Period Ended	Year Ended
	December 31, 2008	June 30, 2008
Shares sold	1,183,613	1,401,889
Shares issued to holders in
reinvestment of distributions	1,297	21,388
Shares redeemed	(152,433)	(117,167)
Net increase in shares outstanding	1,042,477	1,306,110

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2008 (Unaudited)

Transaction in shares of the Frontegra Netols Small Cap Value Fund – Class Y were as follows:

	Period Ended	Period Ended
	December 31, 2008	June 30, 2008(1)
Shares sold	8,645	106,767
Shares issued to holders in
reinvestment of distributions	—	1,223
Shares redeemed	(4,489)	(20,204)
Net increase in shares outstanding	4,156	87,786
(1)  Commenced operations on November 1, 2007.

(5)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and U.S.Government securities, for the Funds for the period ended December 31, 2008 are summarized below:

	Frontegra
	Columbus	Frontegra	Frontegra
	Core	Columbus	IronBridge
	Plus Fund	Core Fund	Small Cap Fund
Purchases	$1,037,715,712	$249,174,093	$70,044,588
Sales	$1,044,646,258	$264,407,750	$79,294,935

		Frontegra	Frontegra
	Frontegra	New Star	Netols
	IronBridge	International	Small Cap
	SMID Fund	Equity Fund	Value Fund
Purchases	$150,798,349	$83,183,702	$16,805,748
Sales	$59,167,669	$192,359,886	$6,636,735

Purchases and sales of long-term U.S. Government securities for the Frontegra Columbus Core Plus Fund were $182,880,092 and $183,526,724, respectively. Purchases and sales of long-term U.S. Government securities for the Frontegra Columbus Core Fund were $47,269,648 and $47,442,916, respectively.

There were no purchases or sales of long-term U.S. Government securities for the Frontegra IronBridge Small Cap Fund, the Frontegra IronBridge SMID Fund, the Frontegra New Star International Equity Fund or the Frontegra Netols Small Cap Value Fund.

(6)	Directors Fees

The Independent Directors of the Funds were paid $25,000 in director fees during the six months ended December 31, 2008. The Interested Director did not receive any remuneration from the Funds.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2008 (Unaudited)

(7)	Acquisitions

On August 3, 2007, Frontegra Columbus Core Plus Fund acquired all the net assets of Columbus Core Plus Fund pursuant to a plan of reorganization approved by Columbus Core Plus Fund shareholders on July 24, 2007.  The acquisition was accomplished by a tax-free exchange of 4,545,718 shares of Frontegra Columbus Core Plus Fund (valued at $139,917,106) for the 14,269,548 shares of Columbus Core Plus Fund outstanding on August 3, 2007.  Columbus Core Plus Fund’s net assets at that date ($139,917,106), included $85,451 of unrealized appreciation and accumulated net realized losses of $2,099,813 (of which $797,500 was available to offset future capital gains for federal income tax purposes, subject to certain limitations), were combined with those of Frontegra Columbus Core Plus Fund.  The aggregate net assets of Frontegra Columbus Core Plus Fund and Columbus Core Plus Fund immediately before the acquisition were $277,318,845 and $139,917,106, respectively.  The combined net assets after the acquisition were $417,235,951.

On August 3, 2007, Frontegra Columbus Core Fund acquired all the net assets of Columbus Core Fund pursuant to a plan of reorganization approved by Columbus Core Fund shareholders on July 24, 2007.  The acquisition was accomplished by a tax-free exchange of 1,425,241 shares of Frontegra Columbus Core Fund (valued at $14,423,390) for the 1,480,025 shares of Columbus Core Fund outstanding on August 3, 2007.  Columbus Core Fund’s net assets at that date ($14,423,390), included $815 of unrealized depreciation and accumulated net realized losses of $485,611 (of which $285,222 was available to offset future capital gains for federal income tax purposes, subject to certain limitations), were combined with those of Frontegra Columbus Core Fund.  The aggregate net assets of Frontegra Columbus Core Fund and Columbus Core Fund immediately before the acquisition were $91,486,920 and $14,423,390, respectively.  The combined net assets after the acquisition were $105,910,310.

(8)	Line of Credit

The Frontegra New Star International Equity Fund has a $50 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  Borrowings under this arrangement bear interest at the bank’s prime rate.  At December 31, 2008, the Fund had $2,221,000 outstanding.  Based upon balances outstanding during the six month period, the weighted average interest rate was 3.25% and the weighted average amount outstanding was $443,848.

(9)	Distribution Plan and Shareholder Servicing Fee

Frontegra, on behalf of the Frontegra Columbus Core Plus Fund, the Frontegra IronBridge SMID Fund and the Frontegra Netols Small Cap Value Fund (collectively, the “Funds”), has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Fund’s Class Y shares (the “12b-1 Plan”).  Pursuant to the 12b-1 Plan, each Fund pays an annual fee of up to 0.25% to Frontegra Strategies, LLC (the “Distributor”) for payments to brokers, dealers and other financial intermediaries who perform activities or incur expenses intended to result

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2008 (Unaudited)

in the sale of Class Y shares of the Funds. For the period ended December 31, 2008, the following expenses were incurred under the 12b-1 Plan:

Class Y
Netols Small Cap Value Fund	$1,170

Class Y shares of the Funds also pay an annual shareholder servicing fee of up to 0.20% (0.15% effective July 1, 2008) per year to the Distributor for payments to brokers, dealers, and other financial intermediaries who provide on-going account services to shareholders.  Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, answering shareholder inquiries and providing other personal services to shareholders.  For the period ended December 31, 2008, the Funds incurred the following shareholder servicing expenses:

Class Y
Netols Small Cap Value Fund	$702

BOARD OF DIRECTORS’ APPROVAL OF NEW ADVISORY AND SUBADVISORY AGREEMENTS

Board Approval of Advisory Agreements

The Board of Directors (the “Board”) of Frontegra Funds, Inc. (the “Company”) met on July 24, 2008 at a special meeting to consider the approval of a new investment advisory agreement with Frontegra Asset Management, Inc. (the “Adviser”) and new subadvisory agreements (collectively, the “New Agreements”) for each of the following portfolios (each, a “Fund” and collectively, the “Funds”) of the Company:

•	Frontegra Columbus Core Plus Fund;

•	Frontegra Columbus Core Fund;

•	Frontegra IronBridge Small Cap Fund;

•	Frontegra IronBridge SMID Fund;

•	Frontegra New Star International Equity Fund;

•	Frontegra Netols Small Cap Value Fund; and

•	Frontegra Sky International Value Fund.

New investment advisory and subadvisory agreements were considered due to a change in control of the Adviser.  On August 1, 2008, William D. Forsyth III acquired 100% of the ownership interest in the Adviser and Frontegra Strategies, LLC, the Funds’ principal distributor (the “Distributor”) from the former co-owner of the Adviser and the Distributor (the “Transaction”).  The Transaction resulted in a change in control of the Adviser and, therefore, constituted an “assignment” of the previous investment advisory agreement between the Adviser and the Company (the “Prior Advisory Agreement”) and of the previous subadvisory agreements between the Adviser and each of the subadvisers (together with the Prior Advisory Agreement, the “Prior Agreements”).  Interim advisory and subadvisory agreements went into effect on August 1, 2008 until the New Agreements were approved by shareholders of the applicable Funds at a special meeting of shareholders on October 30, 2008, as adjourned with respect to certain Funds to November 7, 2008 and November 14, 2008.  The Board approved the interim agreements, which contained identical terms as the Prior Agreements with respect to services provided and fee structure, pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended, at a special meeting on July 24, 2008.

When the Board reviewed the New Agreements at a special meeting on July 24, 2008, the Board was provided materials relevant to its consideration of the New Agreements, such as the Adviser’s and each subadviser’s Form ADV and Code of Ethics, information regarding the Adviser’s and each subadviser’s compliance program, personnel and financial condition and memoranda prepared by the Company’s legal counsel.  The Board also reviewed the advisory and subadvisory fees that would be payable by each Fund and the Adviser under the New Agreements, the proposed expense cap agreements between the Company and the Adviser on behalf of each Fund and comparative fee and expense information provided by an independent third party.  The Board was also provided with the Adviser’s and each subadviser’s responses to detailed requests submitted by the Company’s legal counsel.  The Board did not review the above information with respect to Sky Investment Counsel Inc., subadviser to the Frontegra Sky International Value Fund because the Fund had not commenced operations.

In reaching its decision to approve the new investment advisory agreement between the Company, on behalf of the Funds, and the Adviser (“New Advisory Agreement”), the Board, the majority of which are Independent Directors, met at a special meeting held on July 24, 2008 with the officers of the Adviser and the Company’s legal counsel.  In the course of its review, the Board considered its legal responsibilities with regard to all factors deemed to be relevant to the Funds, including but not limited to the following:  (1) the quality of services provided to the Funds since the Adviser first became investment adviser to the Company in 1996; (2) the performance of each Fund since the Adviser became the investment adviser to such Fund; (3) the fact that the Transaction was not expected to affect the manner in which each Fund is advised; (4) the fact that the investment management teams at each subadviser would continue to manage the applicable Funds; (5) the fee structure under the New Advisory Agreement would be identical to the fee structure under the Prior Advisory Agreement; (6) the changes to terms in the New Advisory Agreement from the Prior Advisory Agreement are generally to conform to current regulatory requirements and industry best practices; and (7) other factors deemed relevant.

The Board considered whether the New Advisory Agreement would be in the best interests of each Fund and its shareholders and the overall fairness of the New Advisory Agreement.  Among other things, the Board reviewed information concerning:  (1) the nature, extent and quality of the services provided by the Adviser; (2) each Fund’s investment performance; (3) the cost of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the Company on behalf of each Fund; (4) the extent to which economies of scale have been or will be realized as each Fund grows; and (5) the extent to which fee levels reflect the economies of scale, if any, for the benefit of each Fund’s shareholders.  In their deliberations, the Board did not identify any single factor as determinative.

In considering the New Advisory Agreement, the Board reviewed and analyzed various factors with respect to each Fund that it determined were relevant, including the factors below, and made the following conclusions.

Frontegra Columbus Core Plus Fund (the “Core Plus Fund”)

Performance Record of the Fund.  The Board reviewed the Core Plus Fund’s performance record for the period ended June 30, 2008.  The Board noted that the Core Plus Fund had outperformed its benchmark index for the past five-year, ten-year and since-inception periods and slightly underperformed its benchmark index for the one-year period ended June 30, 2008.  The Board concluded that the Adviser has developed the necessary expertise and resources in selecting and managing Reams Asset Management, LLC to provide investment advisory services as subadviser to the Core Plus Fund in accordance with its investment objective and strategy.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, the Core Plus Fund and its shareholders were likely to benefit from the Adviser’s continued management.

Advisory Fees.  The Board compared the Core Plus Fund’s contractual advisory fee and total expense ratio to the industry data provided by an independent service with respect to other mutual funds in the same peer group.  The Board noted that the Core Plus Fund’s advisory fee was below industry averages, and that the total expense ratio of the Institutional Class shares of the Core Plus Fund, after giving effect to the contractual expense cap agreement, was well below industry averages.  The Board also reviewed the total expense ratio for the Core Plus Fund’s Class Y shares, which was slightly above industry averages.  The Board noted that overall, the Core Plus Fund’s total expense ratio compared favorably to industry averages.  The Board concluded that the advisory fee to be paid by the Core Plus Fund to the Adviser was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability.  The Board reviewed information concerning the Adviser’s financial condition, costs and profitability.  The Board also considered the fact that the Adviser had renewed the contractual expense cap agreement on behalf of the Core Plus Fund.  The Board noted that the Adviser was still waiving a portion of its fees for the Core Plus Fund.  The Board concluded that the Adviser’s current level of profitability was reasonable considering the quality of management and the fact that the Adviser was waiving its fees and/or reimbursing expenses for the Core Plus Fund.

Frontegra Columbus Core Fund (the “Core Fund”)

Performance Record of the Fund.  The Board reviewed the Core Fund’s performance record for the period ended June 30, 2008.  The Board noted that the Core Fund had outperformed its benchmark index for the one-year and five-year periods and slightly underperformed its benchmark index for the since-inception period ended June 30, 2008.  The Board concluded that the Adviser has developed the necessary expertise and resources in selecting and managing Reams Asset Management, LLC to provide investment advisory services as subadviser to the Core Fund in accordance with its investment objective and strategy.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, the Core Fund and its shareholders were likely to benefit from the Adviser’s continued management.

Advisory Fees.  The Board compared the Core Fund’s contractual advisory fee and total expense ratio to the industry data provided by an independent service with respect to other mutual funds in the same peer group.  The Board noted that the Core Fund’s advisory fee was below industry averages, and that the Fund’s total expense ratio, after giving effect to the contractual expense cap agreement, was well below industry averages.  The Board concluded that the advisory fee to be paid by the Core Fund to the Adviser was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability.  The Board reviewed information concerning the Adviser’s financial condition, costs and profitability.  The Board also considered the fact that the Adviser had renewed the contractual expense cap agreement on behalf of the Core Fund.  The Board noted that the Adviser was still waiving a portion of its fees for the Core Fund.  The Board concluded that the Adviser’s current level of profitability was reasonable considering the quality of management and the fact that the Adviser was waiving its fees and/or reimbursing expenses for the Core Fund.

Frontegra IronBridge Small Cap Fund (the “Small Cap Fund”)

Performance Record of the Fund.  The Board reviewed the Small Cap Fund’s performance record for the period ended June 30, 2008.  The Board noted that the Small Cap Fund had outperformed its bench-

mark index for the one-year, five-year and since-inception periods ended June 30, 2008.  The Board concluded that the Adviser has developed the necessary expertise and resources in selecting and managing IronBridge Capital Management, LP to provide investment advisory services as subadviser to the Small Cap Fund in accordance with its investment objective and strategy.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, the Small Cap Fund and its shareholders were likely to benefit from the Adviser’s continued management.

Advisory Fees.  The Board compared the Small Cap Fund’s contractual advisory fee and total expense ratio to the industry data provided by an independent service with respect to other mutual funds in the same peer group.  The Board noted that the Small Cap Fund’s advisory fee was above the industry average, but that the Fund’s total expense ratio, after giving effect to the contractual expense cap agreement, was well below industry averages.  The Board concluded that the advisory fee to be paid by the Small Cap Fund to the Adviser was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability.  The Board reviewed information concerning the Adviser’s financial condition, costs and profitability.  The Board also considered the fact that the Adviser had renewed the contractual expense cap agreement on behalf of the Small Cap Fund, and also noted that the Adviser had recouped advisory fees from the Small Cap Fund for the fiscal year ended June 30, 2008.  The Board concluded that the Adviser’s current level of profitability was reasonable considering the quality of management.

Frontegra IronBridge SMID Fund (the “SMID Fund”)

Performance Record of the Fund.  The Board reviewed the SMID Fund’s performance record for the period ended June 30, 2008.  The Board noted that the SMID Fund had outperformed its benchmark index for the one-year, three-year and since-inception periods ended June 30, 2008.  The Board concluded that the Adviser has developed the necessary expertise and resources in selecting and managing IronBridge Capital Management, LP to provide investment advisory services as subadviser to the SMID Fund in accordance with its investment objective and strategy.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, the SMID Fund and its shareholders were likely to benefit from the Adviser’s continued management.

Advisory Fees.  The Board compared the SMID Fund’s contractual advisory fee and total expense ratio to the industry data provided by an independent service with respect to other mutual funds in the same peer group.  The Board noted that the SMID Fund’s advisory fee was above the industry average, but that the total expense ratio of the Institutional Class shares of the SMID Fund, after giving effect to the contractual expense cap agreement, was well below industry averages.  The Board also reviewed the total expense ratio for the SMID Fund’s Class Y shares, which was slightly above industry averages.  The Board noted that overall, the SMID Fund’s total expense ratio compared favorably to industry averages.  The Board concluded that the advisory fee to be paid by the SMID Fund to the Adviser was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability.  The Board reviewed information concerning the Adviser’s financial condition, costs and profitability.  The Board also considered the fact that the Adviser had renewed the contractual expense cap agreement on behalf of the SMID Fund.  The Board noted that the Adviser was still waiving a portion of its fees for the SMID Fund.  The Board concluded that the Adviser’s current level of profitability was reasonable considering the quality of management and the fact that the Adviser was waiving its fees and/or reimbursing expenses for the SMID Fund.

Frontegra New Star International Equity Fund (the “International Equity Fund”)

Performance Record of the Fund.  The Board reviewed the International Equity Fund’s performance record for the period ended June 30, 2008.  The Board noted that the International Equity Fund had outperformed its benchmark index for the one-year period and had underperformed its benchmark index for the three-year and since-inception periods ended June 30, 2008.  The Board concluded that the Adviser has developed the necessary expertise and resources in selecting and managing New Star Institutional Managers Limited to provide investment advisory services as subadviser to the International Equity Fund in accordance with its investment objective and strategy.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, the International Equity Fund and its shareholders were likely to benefit from the Adviser’s continued management.

Advisory Fees.  The Board compared the International Equity Fund’s contractual advisory fee and total expense ratio to the industry data provided by an independent service with respect to other mutual funds in the same peer group.  The Board noted that the International Equity Fund’s advisory fee was above the industry average, but that the Fund’s total expense ratio, after giving effect to the contractual expense cap agreement, was well below industry averages.  The Board concluded that the advisory fee to be paid by the International Equity Fund to the Adviser was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability.  The Board reviewed information concerning the Adviser’s financial condition, costs and profitability.  The Board also considered the fact that the Adviser had renewed the contractual expense cap agreement on behalf of the International Equity Fund.  The Board noted that the Adviser was still waiving a portion of its fees for the International Equity Fund.  The Board concluded that the Adviser’s current level of profitability was reasonable considering the quality of management and the fact that the Adviser was waiving its fees and/or reimbursing expenses for the International Equity Fund.

Frontegra Netols Small Cap Value Fund (the “Small Cap Value Fund”)

Performance Record of the Fund.  The Board reviewed the Small Cap Value Fund’s performance record for the period ended June 30, 2008.  The Board noted that the Small Cap Value Fund had outperformed its benchmark index for the one-year and since-inception periods ended June 30, 2008.  The Board concluded that the Adviser has developed the necessary expertise and resources in selecting and managing Netols Asset Management, Inc. to provide investment advisory services as subadviser to the Small Cap Value Fund in accordance with its investment objective and strategy.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, the Small Cap Value Fund and its shareholders were likely to benefit from the Adviser’s continued management.

Advisory Fees.  The Board compared the Small Cap Value Fund’s contractual advisory fee and total expense ratio to the industry data provided by an independent service with respect to other mutual funds in the same peer group.  The Board noted that the Small Cap Value Fund’s advisory fee was above the industry average, but that the total expense ratio of the Institutional Class shares of the Small Cap Value Fund, after giving effect to the contractual expense cap agreement, was well below industry averages.  The Board also reviewed the total expense ratio for the Small Cap Value Fund’s Class Y shares, which was slightly below industry averages.  The Board noted that overall, the Small Cap Value Fund’s total expense ratio compared favorably to industry averages.  The Board concluded that the advisory fee to be paid by the Small Cap Value Fund to the Adviser was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability.  The Board reviewed information concerning the Adviser’s financial condition, costs and profitability.  The Board also considered the fact that the Adviser had renewed the contractual expense cap agreement on behalf of the Small Cap Value Fund.  The Board noted that the Adviser was still waiving a portion of its fees for the Small Cap Value Fund.  The Board concluded that the Adviser’s current level of profitability was reasonable considering the quality of management and the fact that the Adviser was waiving its fees and/or reimbursing expenses for the Small Cap Value Fund.

Frontegra Sky International Value Fund (“International Value Fund”)

Performance Record of the Fund.  The Board did not review the International Value Fund’s performance record for the period ended June 30, 2008 because the Fund had not commenced operations as of that date.

Proposed Fees.  The Board compared the Fund’s contractual advisory fee and total expense ratio to the industry data provided by an independent service with respect to other mutual funds in the same peer group.  The Board noted that the Fund’s advisory fee was slightly above the industry average and that the Fund’s total expense ratio for both Class Y and Institutional Class shares, after giving effect to the contractual expense cap agreement, was below the industry average.  The Board concluded that the advisory fee and total expense ratio are competitive with those of comparable funds.  The Board concluded that the fees to be paid by the Fund to the Adviser when the Fund commenced operations was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability.  The Adviser did not provide any specific information regarding the costs of services to be provided or the profits they might realize because the Fund had not yet commenced operations.

Board Considerations Applicable to all Funds

Nature, Extent and Quality of the Services to be Provided.  The Board considered the Adviser’s background and services it would continue to provide to the Funds and their shareholders under the New Advisory Agreement.  The Board discussed the fact that the Adviser had chosen each Fund’s investment strategy and had selected the subadvisers to make the day-to-day investment decisions for the Funds.  The Board noted that the Adviser has 13 years of experience in hiring and supervising subadvisers to portfolios in the Frontegra family of Funds.  The Board discussed the Adviser’s responsibilities for overseeing the subadvisers and for monitoring each Fund’s compliance with applicable requirements under the securities laws.  The Board concluded that the range of services to be provided by the Adviser was appropriate and that the Adviser was qualified to provide such services.

The Board took into account that there will be no changes (including changes to the fee structure) that will adversely impact the Adviser’s ability to provide the same quality of services as were provided under the Prior Advisory Agreement; the New Advisory Agreement is similar in most respects to the Prior Advisory Agreement; and there are no material compliance issues or material changes to compliance policies and procedures since the last renewal of the Prior Advisory Agreement.

Economies of Scale.  The Board reviewed net asset growth on a per Fund and aggregate basis and considered whether there may be economies of scale in the management of each Fund if its assets were to increase significantly, except with respect to the International Value Fund, which had not yet commenced operations.  However, the Board concluded that the assets of the Funds were not likely to increase to such an extent that breakpoints would be appropriate, particularly in light of the expense cap agreements in place between the Adviser and each Fund.

Benefits to the Adviser.  The Board considered information presented regarding any benefits to the Adviser or its affiliates from serving as adviser to the Funds (in addition to the advisory fee).  The Board noted that the Adviser’s affiliate, Frontier Partners, Inc. (“Frontier”), provides consulting services to, and is compensated by, each subadviser.  However, the Board determined that the Adviser’s services to the Funds would not be compromised by this potential conflict of interest.

On the basis of its review of the foregoing information, the Board found that the terms of the New Advisory Agreement were fair and reasonable and in the best interest of each Fund’s shareholders.

On July 24, 2008, the Board also considered the approval of a new advisory agreement and a sub-advisory agreement with respect to a new portfolio of the Company, the Frontegra New Star Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”).

When the Board of Directors reviewed the new advisory agreement on July 24, 2008, the Board was provided materials relevant to its consideration of the agreement, such as the Adviser’s Form ADV and Code of Ethics and information regarding the Adviser’s compliance program, organizational structure and financial condition. The Board also reviewed the fee that would be payable by the Fund under the Advisory Agreement, the proposed expense cap between the Fund and the Adviser and comparative fee and expense information provided by an independent third party.

In approving the new advisory agreement, the Directors considered the following factors and made the following conclusions:

Nature, Extent and Quality of the Services to be Provided.  The Board considered the Adviser’s background and services it would provide to the Emerging Markets Equity Fund and its shareholders.  The Board discussed the fact that the Adviser had chosen the Fund’s investment strategy and had selected New Star to make the day-to-day investment decisions for the Fund.  The Board noted that the Adviser has 13 years of experience in hiring and supervising sub-advisers to other portfolios in the Frontegra family of funds.  The Board discussed the Adviser’s responsibilities for overseeing New Star as sub-adviser to the Fund and for monitoring the Fund’s compliance with applicable requirements under the securities laws.  The Board also considered that the Adviser has overseen New Star as sub-adviser to the International Equity Fund since its inception.  The Board concluded that the range of services to be provided by the Adviser was appropriate.

Proposed Fees.  The Board compared the Fund’s contractual advisory fee and total expense ratio to the industry data provided by an independent service with respect to other mutual funds in the same peer group.  The Board noted that the Fund’s advisory fee was below the industry average and that the Fund’s total expense ratio for both Class Y and Institutional Class shares, after giving effect to the proposed expense cap agreement, was below the industry average.  The Board concluded that the advisory fee and total expense ratio are competitive with those of comparable funds.  The Board concluded that the proposed fee to be paid by the Fund to the Adviser was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability.  The Adviser did not provide any specific information regarding the costs of services to be provided or the profits they might realize because the Fund had not yet commenced operations.

Economies of Scale.  Because the Fund had not yet commenced operations, the Board did not consider whether any alternative fee structures, such as breakpoint fees, would be appropriate to reflect any economies of scale that may result from increases in the Fund’s assets.

Benefits to the Adviser.  The Board considered information presented regarding any benefits to the Adviser or its affiliates from serving as adviser to the Fund (in addition to the advisory fee).  The Board noted that the Adviser’s affiliate, Frontier, provides consulting services to, and is compensated by, New Star.  However, the Board determined that the Adviser’s services to the Fund would not be compromised by this potential conflict of interest.

Board Approval of Subadvisory Agreements

Core Plus and Core Funds

When the Board reviewed the new subadvisory agreement between the Adviser and Reams Asset Management, LLC (“Reams”) on behalf of the Core Plus Fund and Core Fund (the “New Reams Subadvisory Agreement”) at a special meeting on July 24, 2008, the Board was provided materials relevant to its consideration of the New Reams Subadvisory Agreement, such as Reams’ Form ADV and Code of Ethics, information regarding Reams’ compliance program, personnel and financial condition and memoranda prepared by the Company’s legal counsel.  The Board also reviewed the subadvisory fees would be payable by each Fund and the Adviser under the New Reams Subadvisory Agreement and the proposed expense cap agreement between the Company and the Adviser on behalf of each Fund.  The Board was also provided with the Reams’ responses to detailed requests submitted by the Company’s legal counsel.

In approving the New Reams Subadvisory Agreement, the Board considered the following factors and made the following conclusions with respect to each Fund:

Core Plus Fund

Nature, Extent and Quality of the Services to be Provided.  The Board’s analysis of the nature, extent and quality of Reams’ services to the Core Plus Fund took into account knowledge gained from Reams’ presentations to the Board at meetings throughout the year.  The Board reviewed and considered Reams’ investment strategy, experience as a fixed income manager, key personnel involved in providing investment management services to the Core Plus Fund and financial condition.  The Board also considered services provided by Reams under the New Reams Subadvisory Agreement, including the selection of fixed income dealers, monitoring adherence to the Core Plus Fund’s investment restrictions and assisting with the Core Plus Fund’s compliance with applicable securities laws and regulations.  The Board concluded that the nature, extent and quality of the services provided by Reams to the Core Plus Fund was appropriate and that the Core Plus Fund was likely to continue to benefit from services provided by Reams under the New Reams Subadvisory Agreement.

Investment Performance of the Fund.  The Board reviewed the performance record of the Core Plus Fund.  It noted that the Core Plus Fund had outperformed its benchmark index for the five-year and ten-year periods and slightly underperformed its benchmark index for the one-year period ended June 30, 2008.  The Board also considered Reams’ quarterly portfolio commentary and review of the Core Plus Fund’s performance.  The Board concluded that Reams would continue to provide a high level of subadvisory services to the Core Plus Fund.

Subadvisory Fees.  The Board reviewed and considered the subadvisory fees payable by the Adviser to Reams under the New Subadvisory Agreement.  The Board determined that the subadvisory fee payable with respect to the Core Plus Fund was appropriate in light of the Core Plus Fund’s investment style and in comparison to fees paid by separate account clients of Reams managed in the same style as the Core Plus Fund.  In evaluating the subadvisory fee, the Board noted that the fee is paid by the Adviser and that therefore the overall advisory fee paid by the Core Plus Fund is not directly affected by the subadvisory fee.

Costs and Profitability.  The Board did not consider the cost of services provided by Reams or the profitability to Reams from its relationship with the Core Plus Fund because it did not view these factors as relevant given that the subadvisory fee is paid by the Adviser.

Economies of Scale.  Because the subadvisory fee is not paid by the Core Plus Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Core Plus Fund assets increase.

Benefits to Reams.  The Board considered information presented regarding any benefits to Reams from serving as subadviser to the Core Plus Fund (in addition to the subadvisory fee).  The Board noted that Reams does not participate in soft dollar arrangements with respect to fixed income transactions.  The Board also noted that Reams receives consulting services from Frontier, an affiliate of the Adviser.

Core Fund

Nature, Extent and Quality of the Services to be Provided.  The Board’s analysis of the nature, extent and quality of Reams’ services to the Core Fund took into account knowledge gained from Reams’ presentations to the Board at meetings throughout the year.  The Board reviewed and considered Reams’ investment strategy, experience as a fixed income manager, key personnel involved in providing investment management services to the Core Fund and financial condition.  The Board also considered services provided by Reams under the New Reams Subadvisory Agreement, including the selection of fixed income dealers, monitoring adherence to the Core Fund’s investment restrictions and assisting with the Core Fund’s compliance with applicable securities laws and regulations.  The Board concluded that the nature, extent and quality of the services provided by Reams to the Core Fund was appropriate and that the Core Fund was likely to continue to benefit from services provided by Reams under the New Reams Subadvisory Agreement.

Investment Performance of the Fund.  The Board reviewed the performance record of the Core Fund.  The Board noted that the Core Fund had outperformed its benchmark index for the one-year and five-year periods and slightly underperformed the benchmark index for the since-inception period ended June 30, 2008.  The Board also considered Reams’ quarterly portfolio commentary and review of the Core Fund’s performance.  The Board concluded that Reams would continue to provide a high level of subadvisory services to the Core Fund.

Subadvisory Fees.  The Board reviewed and considered the subadvisory fees payable by the Adviser to Reams under the New Subadvisory Agreement.  The Board determined that the subadvisory fee payable with respect to the Core Fund was appropriate in light of the Core Fund’s investment style and in comparison to fees paid by separate account clients of Reams managed in the same style as the Core Fund.  In evaluating the subadvisory fee, the Board noted that the fee is paid by the Adviser and that therefore the overall advisory fee paid by the Core Fund is not directly affected by the subadvisory fee.

Costs and Profitability.  The Board did not consider the cost of services provided by Reams or the profitability to Reams from its relationship with the Core Fund because it did not view these factors as relevant given that the subadvisory fee is paid by the Adviser.

Economies of Scale.  Because the subadvisory fee is not paid by the Core Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Core Fund assets increase.

Benefits to Reams.  The Board considered information presented regarding any benefits to Reams from serving as subadviser to the Core Fund (in addition to the subadvisory fee).  The Board noted that Reams does not participate in soft dollar arrangements with respect to fixed income transactions.  The Board also noted that Reams receives consulting services from Frontier, an affiliate of the Adviser.

On the basis of its review of the foregoing information, the Board found that the terms of the New Reams Subadvisory Agreement were fair and reasonable and in the best interest of the shareholders of the Core Plus and Core Funds.

IronBridge Small Cap and SMID Funds

When the Board reviewed the new subadvisory agreement between the Adviser and IronBridge Capital Management, L.P. (“IronBridge”) on behalf of the Small Cap Fund and SMID Fund (the “New IronBridge Subadvisory Agreement”) at special meetings on July 24, 2008 and September 7, 2008, the Board was provided materials relevant to its consideration of the New IronBridge Subadvisory Agreement, such as IronBridge’ Form ADV and Code of Ethics, information regarding IronBridge’s compliance program, personnel and financial condition and memoranda prepared by the Company’s legal counsel.  The Board also reviewed the subadvisory fees that would be payable by each Fund and the Adviser under the New IronBridge Subadvisory Agreement and the proposed expense cap agreement between the Company and the Adviser on behalf of each Fund.  The Board was also provided with IronBridge’s responses to detailed requests submitted by the Company’s legal counsel.

In approving the New IronBridge Subadvisory Agreement between the Adviser and IronBridge, the Board considered the following factors and made the following conclusions with respect to each Fund.

Small Cap Fund

Nature, Extent and Quality of the Services Provided.  The Board’s analysis of the nature, extent and quality of IronBridge’s services to the Small Cap Fund took into account knowledge gained from IronBridge’s presentations to the Board at meetings throughout the year.  The Board reviewed and considered IronBridge’s proprietary investment style, key personnel involved in providing investment management services to the Small Cap Fund and financial condition.  The Board also considered services provided by IronBridge under the New IronBridge Subadvisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Small Cap Fund’s investment restrictions and assisting with the Small Cap Fund’s compliance with applicable securities laws and regulations.  The Board concluded that the nature, extent and quality of the services provided by IronBridge to the Small Cap Fund was appropriate and that the Small Cap Fund was likely to continue to benefit from services provided by IronBridge under the New IronBridge Subadvisory Agreement.

Investment Performance of the Fund.  The Board reviewed the performance record of the Small Cap Fund.  It noted that the Small Cap Fund had outperformed its benchmark index for the one-year, five-year and since-inception periods ended June 30, 2008.  The Board also considered IronBridge’s quarterly portfolio commentary and review of the Small Cap Fund’s performance.  The Board also compared the Small Cap Fund’s performance for the period ended June 30, 2008 to the performance for the corresponding composite of IronBridge’s separate account clients.  The Board concluded that IronBridge would continue to provide a high level of subadvisory services to the Small Cap Fund.

Subadvisory Fees.  The Board reviewed and considered the subadvisory fees payable by the Adviser to IronBridge under the New IronBridge Subadvisory Agreement.  The Board considered the increase in subadvisory fees payable to IronBridge and the additional compensation that IronBridge is entitled to receive from amounts recouped by the Adviser from previously waived fees and reimbursed expenses under the New IronBridge Subadvisory Agreement, as discussed above.  The Board determined that the subadvisory fee payable with respect to the Small Cap Fund and additional compensation were appropriate in light of the Small Cap Fund’s investment style.  In evaluating the subadvisory fee and additional compensation, the Board noted that such amounts are paid by the Adviser and that therefore the overall advisory fee paid by the Small Cap Fund is not directly affected by the subadvisory fee.

Costs and Profitability.  The Board did not consider the cost of services provided by IronBridge or the profitability to IronBridge from its relationship with the Small Cap Fund because it did not view these factors as relevant given that the subadvisory fee is paid by the Adviser.

Economies of Scale.  Because the subadvisory fee is not paid by the Small Cap Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as Small Cap Fund assets increase.

Benefits to IronBridge.  The Board considered information presented regarding any benefits to IronBridge from serving as sub-adviser to the Small Cap Fund (in addition to the subadvisory fee).  The Board noted that IronBridge uses Small Cap Fund brokerage to obtain non-execution services on a limited basis.  The Board also noted that IronBridge receives consulting services from Frontier, an affiliate of the Adviser.

SMID Fund

Nature, Extent and Quality of the Services Provided.  The Board’s analysis of the nature, extent and quality of IronBridge’s services to the SMID Fund took into account knowledge gained from IronBridge’s presentations to the Board at meetings throughout the year.  The Board reviewed and considered IronBridge’s proprietary investment style, key personnel involved in providing investment management services to the SMID Fund and financial condition.  The Board also considered services provided by IronBridge under the New IronBridge Subadvisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the SMID Fund’s investment restrictions and assisting with the SMID Fund’s compliance with applicable securities laws and regulations.  The Board concluded that the nature, extent and quality of the services provided by IronBridge to the SMID Fund was appropriate and that the SMID Fund was likely to continue to benefit from services provided by IronBridge under the New IronBridge Subadvisory Agreement.

Investment Performance of the Fund. The Board reviewed the performance record of the SMID Fund.  The Board noted that the SMID Fund had outperformed its benchmark index for the one-year, three-year and since-inception periods ended June 30, 2008.  The Board also considered IronBridge’s quarterly portfolio commentary and review of the SMID Fund’s performance.  The Board also compared the SMID Fund’s performance for the period ended June 30, 2008 to the performance for the corresponding composite of IronBridge’s separate account clients.  The Board concluded that IronBridge would continue to provide a high level of subadvisory services to the SMID Fund.

Subadvisory Fees.  The Board reviewed and considered the subadvisory fees payable by the Adviser to IronBridge under the New IronBridge Subadvisory Agreement.  The Board considered the increase in subadvisory fees payable to IronBridge and the additional compensation that IronBridge is entitled to receive from amounts recouped by the Adviser from previously waived fees and reimbursed expenses under the New IronBridge Subadvisory Agreement, as discussed above. The Board determined that the subadvisory fee payable with respect to the SMID Fund and additional compensation were appropriate in light of the SMID Fund’s investment style.  In evaluating the subadvisory fee and additional compensation, the Board noted that such amounts are paid by the Adviser and that therefore the overall advisory fee paid by the SMID Fund is not directly affected by the subadvisory fee.

Costs and Profitability.  The Board did not consider the cost of services provided by IronBridge or the profitability to IronBridge from its relationship with the SMID Fund because it did not view these factors as relevant given that the subadvisory fee is paid by the Adviser.

Economies of Scale.  Because the subadvisory fee is not paid by the SMID Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as SMID Fund assets increase.

Benefits to IronBridge.  The Board considered information presented regarding any benefits to IronBridge from serving as sub-adviser to the SMID Fund (in addition to the subadvisory fee).  The Board noted that IronBridge uses SMID Fund brokerage to obtain non-execution services on a limited basis.  The Board also noted that IronBridge receives consulting services from Frontier, an affiliate of the Adviser.

On the basis of its review of the foregoing information, the Board found that the terms of the New IronBridge Subadvisory Agreement were fair and reasonable and in the best interest of the shareholders of the Small Cap and SMID Funds.

International Equity Fund

When the Board reviewed the new subadvisory agreement between the Adviser and New Star on behalf of the International Equity Fund (the “New NS Subadvisory Agreement”) at a special meeting on July 24, 2008, the Board was provided materials relevant to its consideration of the New NS Subadvisory Agreement, such as New Star’s Form ADV and Code of Ethics, information regarding New Star’s compliance program, personnel and financial condition and memoranda prepared by the Company’s legal counsel.  The Board also reviewed the subadvisory fees that would be payable by the International Equity Fund and the Adviser under the New NS Subadvisory Agreement and the proposed expense cap agreement between the Company and the Adviser on behalf of the International Equity Fund.  The Board was also provided with the New Star’s responses to detailed requests submitted by the Company’s legal counsel.

In approving the New NS Subadvisory Agreement between the Adviser and New Star regarding the International Equity Fund, the Board considered the following factors and made the following conclusions:

Nature, Extent and Quality of the Services Provided.  The Board’s analysis of the nature, extent and quality of New Star’s services to the Fund took into account knowledge gained from New Star’s presentations to the Board at meetings throughout the year.  The Board reviewed and considered New Star’s non-US equity (EAFE) investment strategy and experience as an international manager, key personnel involved in providing investment management services to the Fund and financial condition.  The Board also considered services provided by New Star under the Subadvisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund’s investment restrictions and assisting with the Fund’s compliance with applicable securities laws and regulations.  The Board concluded that the nature, extent and quality of the services provided by New Star to the Fund was appropriate and that the Fund was likely to continue to benefit from services provided by New Star under the Subadvisory Agreement.

Investment Performance of New Star.  The Board reviewed the performance record of the International Equity Fund and noted that the Fund had outperformed its benchmark index for the one-year period and had underperformed its benchmark index for the three-year and since-inception periods ended June 30, 2008.  The Board also considered New Star’s quarterly portfolio commentary and review of the Fund’s performance, including discussions of the reasons for the Fund’s underperformance during these periods.  The Board also compared the Fund’s recent performance to the performance of New Star’s composite of other accounts managed in the EAFE style.  The Board concluded that the Fund’s performance was satisfactory and that New Star would continue to provide a high level of subadvisory services to the Fund.

Subadvisory Fees.  The Board reviewed and considered the subadvisory fee payable by the Adviser to New Star under the Subadvisory Agreement.  The Board also reviewed information regarding New Star’s fee structures for other institutional clients.  The Board determined that the subadvisory fee was appropriate.  In evaluating the subadvisory fee, the Board noted that the fee is paid by the Adviser and that therefore the overall advisory fee paid by the Fund is not directly affected by the subadvisory fee.

Costs and Profitability.  The Board did not consider the cost of services provided by New Star under the Subadvisory Agreement or the profitability to New Star from its relationship with the International Equity Fund because it did not view these factors as relevant given that the subadvisory fee is paid by the Adviser.

Economies of Scale.  Because the subadvisory fee is not paid by the International Equity Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as Fund assets increase.

Benefits to New Star.  The Board considered information presented regarding any benefits to New Star from serving as subadviser to the International Equity Fund (in addition to the subadvisory fee).  New Star provided information to the Board regarding its policies for the use of soft dollar commissions. The Board also noted that New Star receives consulting services from Frontier, an affiliate of the Adviser.

On the basis of its review of the foregoing information, the Board found that the terms of the New NS Subadvisory Agreement were fair and reasonable and in the best interest of the shareholders of the International Equity Fund.

Small Cap Value Fund

When the Board reviewed the new subadvisory agreement between the Adviser and Netols Asset Management, Inc. (“Netols”) on behalf of the Small Cap Fund (the “New Netols Subadvisory Agreement”) at a special meeting on July 24, 2008, the Board was provided materials relevant to its consideration of the New Netols Subadvisory Agreement, such as Netols’ Form ADV and Code of Ethics, information regarding Netols’ compliance program, personnel and financial condition and memoranda prepared by the Company’s legal counsel.  The Board also reviewed the subadvisory fees that would be payable by the Small Cap Value Fund and the Adviser under the New Netols Subadvisory Agreement and the proposed expense cap agreement between the Company and the Adviser on behalf of the Small Cap Value Fund.  The Board was also provided with the Netols’ responses to detailed requests submitted by the Company’s legal counsel.

In approving the New Netols Subadvisory Agreement between the Advisor and Netols, the Directors considered the following factors and made the following conclusions:

Nature, Extent and Quality of the Services to be Provided.  The Board’s analysis of the nature, extent and quality of Netols’ services to the Fund took into account knowledge gained from Netols’ presentations to the Board at meetings throughout the year.  The Board reviewed and considered Netols’ investment strategy and experience as a small-cap value manager, key personnel involved in providing investment management services to the Fund and financial condition.  The Board also considered services provided by Netols under the Subadvisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund’s investment restrictions and assisting with the Fund’s compliance with applicable securities laws and regulations. The Board concluded that the nature, extent and quality of the services provided by Netols to the Fund was appropriate and that the Fund was likely to continue to benefit from services provided by Netols under the Subadvisory Agreement.

Investment Performance of Netols.  The Board reviewed the performance record of the Small Cap Value Fund and noted that the Fund had outperformed its benchmark index for the one-year and since-inception periods ended June 30, 2008.  The Board also considered Netols’ quarterly portfolio commentary and review of the Fund’s performance.  The Board also compared the Fund’s recent performance to the performance of Netols’ composite of other accounts managed in the small cap value style.  The Board concluded that the Fund’s performance was satisfactory and that Netols would continue to provide a high level of subadvisory services to the Fund.

Subadvisory Fees.  The Board reviewed and considered the subadvisory fee payable by the Adviser to Netols under the Subadvisory Agreement.  The Board determined that the subadvisory fee was appropriate.  In evaluating the subadvisory fee, the Board noted that the fee is paid by the Adviser and that therefore the overall advisory fee paid by the Fund is not directly affected by the subadvisory fee.

Costs and Profitability.  The Board did not consider the cost of services provided by Netols under the Subadvisory Agreement or the profitability to Netols from its relationship with the Netols Small Cap Value Fund because it did not view these factors as relevant given that the subadvisory fee is paid by the Adviser.

Economies of Scale.  Because the subadvisory fee is not paid by the Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as Fund assets increase.

Benefits to Netols.  The Board considered information presented regarding any benefits to Netols from serving as sub-adviser to the Fund (in addition to the subadvisory fee).  Netols provided information to the Board regarding its policies for the use of soft dollar commissions. The Board also noted that Netols receives consulting services from Frontier, an affiliate of the Adviser.

On the basis of its review of the foregoing information, the Board found that the terms of the New Netols Subadvisory Agreement were fair and reasonable and in the best interest of the shareholders of the Small Cap Value Fund.

Emerging Markets Equity Fund

The Board of Directors reviewed the new subadvisory agreement between the Adviser and New Star on behalf of the Emerging Markets Equity Fund on July 24, 2008.  At that time, the Board was provided materials relevant to its consideration of the agreement, such as New Star’s Form ADV and Code of Ethics and information regarding New Star’s compliance program, performance track record, investment strategy, trading procedures, personnel and financial condition.

In approving the subadvisory agreement between the Adviser and New Star regarding the Emerging Markets Equity Fund, the Directors considered the following factors and made the following conclusions:

Nature, Extent and Quality of the Services to be Provided.  The Board’s analysis of the nature, extent and quality of New Star’s proposed services to the Fund took into account knowledge gained from New Star’s presentation at the July 24, 2008 meeting to the Board and from New Star’s presentations at meetings throughout the year in relation to the existing International Equity Fund.  The Board reviewed and considered New Star’s emerging markets equity investment strategy and experience as an international manager, key personnel involved in providing investment management services to the Fund and financial condition.  The Board also considered services to be provided by New Star under the subadvisory agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund’s investment restrictions and assisting with the Fund’s compliance with applicable securities laws and regulations.  The Board concluded that the nature, extent and quality of the services to be provided by New Star to the Fund was appropriate and that the Fund was likely to benefit from services provided by New Star under the subadvisory agreement.

Investment Performance of New Star.  The Board reviewed the performance of the existing International Equity Fund subadvised by New Star.  The Board concluded that the Fund’s performance was satisfactory.

Proposed Fee.  The Board determined that the proposed sub-advisory fee was appropriate in light of the Fund’s investment style.  In evaluating the sub-advisory fee, the Board noted that the fee is paid by the Adviser and that therefore the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fee.

Costs and Profitability.  New Star did not provide any specific information regarding the costs of services to be provided or the profits they might realize because the Fund had not yet commenced operations.

Economies of Scale.  Because the sub-advisory fee is not paid by the Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as Fund assets increase.

Benefits to New Star.  The Board considered information presented regarding any benefits to New Star from serving as subadviser to the Emerging Markets Equity Fund (in addition to the subadvisory fee).  New Star provided information to the Board regarding its policies for the use of soft dollar commissions. The Board also noted that New Star receives consulting services from Frontier, an affiliate of the Adviser.

On the basis of its review of the foregoing information, the Board of Directors found that the terms of the sub-advisory agreement with New Star were fair and reasonable and in the best interest of the Emerging Markets Equity Fund’s shareholders.

Frontegra Funds
ADDITIONAL INFORMATION
(Unaudited)

Foreign Tax Credit

For the year ended June 30, 2008 Frontegra New Star International Equity Fund earned foreign source income and paid foreign taxes, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows;

	Foreign Source	Foreign
	Income Earned	Taxes Paid
Australia	$994,465.55	$75,037.90
Belgium	192,122.75	28,818.41
Britain	3,753,703.72	—
Canada	40,652.38	6,097.86
Finland	611,762.87	91,764.45
France	2,647,444.16	397,081.11
Germany	2,119,483.35	314,974.64
Greece	233,911.91	—
Hong Kong	851,061.76	—
India	9,465.42	918.00
Italy	759,702.60	113,955.39
Japan	1,829,319.98	127,988.08
Luxembourg	102,656.15	15,381.39
Netherlands	1,145,972.97	171,891.06
Russia	174,312.42	33,953.45
Singapore	370,815.12	13,706.85
Spain	548,192.36	82,242.46
Sweden	387,036.18	58,055.43
Switzerland	1,148,297.95	172,244.70
Taiwan	2,848.78	806.78
Turkey	(126.52)	—
Total	$17,923,101.86	$1,704,917.96

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended June 30, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Frontegra IronBridge Small Cap Fund	45.88%
Frontegra IronBridge SMID Fund	38.29%
Frontegra New Star International Equity Fund	51.25%
Frontegra Netols Small Cap Value Fund	79.29%

Frontegra Funds
ADDITIONAL INFORMATION (continued)
(Unaudited)

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2008 was as follows:

Frontegra IronBridge Small Cap Fund	47.01%
Frontegra IronBridge SMID Fund	33.70%
Frontegra New Star International Equity Fund	0.21%
Frontegra Netols Small Cap Value Fund	36.85%

Additional Information Applicable to Foreign Shareholders Only

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended June 30, 2008 was as follows:

Frontegra Columbus Core Plus Fund	64.72%
Frontegra Columbus Core Fund	65.54%
Frontegra IronBridge Small Cap Fund	5.93%
Frontegra IronBridge SMID Fund	4.55%
Frontegra New Star International Equity Fund	0.54%
Frontegra Netols Small Cap Value Fund	5.65%

The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended June 30, 2008 was as follows:

Frontegra Columbus Core Plus Fund	15.49%
Frontegra IronBridge Small Cap Fund	99.07%
Frontegra IronBridge SMID Fund	95.31%
Frontegra New Star International Equity Fund	65.02%
Frontegra Netols Small Cap Value Fund	74.90%

Voting Results of Special Meeting of Shareholders

A special meeting of shareholders (the “Special Meeting”) of Frontegra Funds, Inc. (the “Corporation”) was held on October 30, 2008.  The Special Meeting was adjourned twice with respect to certain portfolios of the Corporation to November 7, 2008 and November 14, 2008 to permit further solicitation of votes.  At the Special Meeting, shareholders voted on proposals to elect three current directors to serve on the Board of Directors and to approve a new investment advisory agreement between the Corporation, on behalf of the Frontegra Columbus Core Plus Fund, Frontegra Columbus Core Fund, Frontegra IronBridge Small Cap Fund, Frontegra IronBridge SMID Fund, Frontegra New Star International Equity Fund and Frontegra Netols Small Cap Value Fund (collectively, the “Funds”), and Frontegra Asset Management, Inc. (the “Adviser”) and new subadvisory agreements between the Adviser and each subadviser as described below.  Further details regarding each proposal and the Special Meeting are contained in a definitive proxy statement filed with the SEC on September 26, 2008.

Frontegra Funds
ADDITIONAL INFORMATION (continued)
(Unaudited)

At the Special Meeting held on October 30, 2008, the following actions were taken:

(1)	The following individuals were elected to serve on the Board of Directors by the shareholders of all Funds voting together in the aggregate:

Name of Director	Number of Votes For	Number of Votes Withheld
David L. Heald	59,738,171	374,211
James M. Snyder	59,738,171	374,211
William D. Forsyth III	52,839,360	7,273,022

(2)
A new investment advisory agreement between the Corporation on behalf of each of the following Funds and the Adviser was approved by the shareholders of each Fund (voting separately on a Fund-by-Fund basis) as follows:

Fund	Votes For	Votes Against	Abstained	Broker Non-Votes
Frontegra Columbus
Core Fund	7,939,514	0	0	1,941,544
Frontegra IronBridge
Small Cap Fund	10,164,933	4,978	2,333	4,225,616
Frontegra Netols
Small Cap Value Fund	1,652,743	0	0	23,788

(3)	A new subadvisory agreement between Reams Asset Management Company, LLC and the Adviser was approved by the shareholders of the Frontegra Columbus Core Fund as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
7,939,514	0	0	1,941,544

(4)	A new subadvisory agreement between IronBridge Capital Management, LP and the Adviser was approved by the shareholders of the Frontegra IronBridge Small Cap Fund as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
10,162,771	7,140	2,333	4,225,616

(5)	A new subadvisory agreement between Netols Asset Management, Inc. and the Adviser was approved by the shareholders of the Frontegra Netols Small Cap Value Fund as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
1,651,201	1,542	0	23,788

Frontegra Funds
ADDITIONAL INFORMATION (continued)
(Unaudited)

At the Special Meeting held on October 30, 2008 as adjourned to November 7, 2008, the following actions were taken with respect to the Frontegra Columbus Core Plus Fund and the Frontegra New Star International Equity Fund:

(1)
A new investment advisory agreement between the Corporation on behalf of each of the following Funds and the Adviser was approved by the shareholders of each Fund (voting separately on a Fund-by-Fund basis) as follows:

Fund	Votes For	Votes Against	Abstained	Broker Non-Votes
Frontegra Columbus
Core Plus Fund	8,761,065	6,289	2,237	634,370
Frontegra New Star
International Equity Fund	16,306,182	0	1,495,550	0

(2)	A new subadvisory agreement between Reams Asset Management Company, LLC and the Adviser was approved by the shareholders of the Frontegra Columbus Core Plus Fund as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
8,759,106	8,249	2,237	634,370

(3)	A new subadvisory agreement between New Star Institutional Managers Limited and the Adviser was approved by the shareholders of the Frontegra New Star International Equity Fund as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
16,306,182	0	1,495,550	0

At the Special Meeting held on October 30, 2008 as adjourned to November 7, 2008 and November 14, 2008, the following actions were taken with respect to the Frontegra IronBridge SMID Fund:

(1)	A new investment advisory agreement between the Corporation on behalf of the Frontegra IronBridge SMID Fund and the Adviser was approved by the shareholders of the Fund as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
8,881,748	26,661	809,247	3,447,155

(2)	A new subadvisory agreement between IronBridge Capital Management, LP and the Adviser was approved by the shareholders of the Frontegra IronBridge SMID Fund as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
8,874,862	31,319	811,475	3,447,155

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A Note on Forward-Looking Statements

This report includes forward-looking statements such as adviser, sub-adviser and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets.  These statements involve risks and uncertainties.  In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the adviser’s, sub-advisers’ or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the adviser, sub-adviser or portfolio manager to implement their strategies efficiently and effectively.  Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds.  Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund’s position in the securities may have changed.

Additional Information

Frontegra Funds has adopted proxy voting policies and procedures that delegate to Frontegra Asset Management, Inc., the Funds’ investment adviser (the “Adviser”), the authority to vote proxies.  The proxy voting policies permit the Adviser to delegate its authority to vote proxies to each Fund’s subadviser.  A description of the Frontegra Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100.  A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to each Fund’s portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC’s website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days prior to the filing date of this Form N-CSR, the Registrant’s President and Treasurer have concluded that the disclosure controls and procedures are effective.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontegra Funds, Inc.

By:      /s/William D. Forsyth III
William D. Forsyth III, President
(Principal Executive Officer)

Date:   March 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:   March 9, 2009

By:      /s/Elyce  D. Dilworth
Elyce  D. Dilworth, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date:   March 9, 2009